Free Writing Prospectus for

JPMAC 2006-WMC4

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Asset Backed Pass-Through Certificates, Series 2006-WMC4

$1,416,029,000 (Approximate)

Subject to Revision

December 11, 2006 – Computational Materials

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

New Issue Free Writing Prospectus

$1,416,029,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

WMC Mortgage Corp.

Originator

JPMorgan Chase Bank, National Association

Servicer

Asset Backed Pass-Through Certificates, Series 2006-WMC4

December 11, 2006

Expected Timing:	Pricing Date:	On or about December [14], 2006
	Closing Date:	On or about December [20], 2006
	First Payment Date:	January 25, 2007, or first business day thereafter

Structure:	Bond Structure	$1,853,677,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,911,992,433	$10,595	$1,478,003
Average Scheduled Principal Balance:	$198,401
Number of Mortgage Loans:	9,637

Weighted Average Gross Coupon:	8.320%	5.450%	14.375%
Weighted Average Fico Score:	642	500	819
Weighted Average Combined Original LTV:	82.53%	5.11%	100.00%
Weighted Average DTI:	43.13%	3.00%	60.00%

Weighted Average Original Term: (mos)	358	180	360
Weighted Average Stated Remaining Term: (mos)	355	165	359
Weighted Average Seasoning: (mos)	2	1	17

Margin:	6.437%	0.610%	8.500%
Minimum Mortgage Rate:	7.969%	3.000%	11.525%
Maximum Mortgage Rate:	14.467%	11.950%	18.020%
Initial Periodic Cap:	3.161%	1.000%	5.800%
Periodic Cap:	1.000%	1.000%	1.500%
Next Rate Adj.(mos):	30	3	118

Maturity Date:		Sep-01-2020	Nov-01-2036
Maximum ZIP Code Concentration:	92336(0.35%)

ARM:	78.14%
Fixed Rate:	21.86%

Interest Only:	9.63%	Single Family:	66.64%
Not Interest Only:	90.37%	Multi Family:	10.46%
Weighted Average IO Term	82	Condo:	8.59%
		Planned Unit Development:	14.31%
First Lien:	88.92%
Second Lien:	11.08%	Top 5 States:
		California	40.30%
Full Documentation:	26.35%	Florida	10.22%
Full-Alternative Documentation:	0.08%	New York	8.91%
Limited Documentation:	15.87%	Illinois	5.28%
Lite Documentation:	4.77%	Maryland	4.43%
Stated Income/Verified Asset (Streamlined) Documentation:	41.68%
Stated Income:	11.24%

Purchase:	60.66%
Cash Out Refinance:	36.71%
Rate/Term Refinance:	2.63%

Owner:	96.59%
Non-Owner:	1.27%
Second Home:	2.14%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	1,378	$47,065,207.74	2.46%	11.075%	340	97.34%	637	41.34%
50,001 - 100,000	1,997	147,374,610.40	7.71	10.531	346	93.27	637	42.21
100,001 - 150,000	1,399	173,237,490.94	9.06	9.283	350	86.10	634	42.20
150,001 - 200,000	1,068	187,431,628.22	9.80	8.383	356	80.71	629	42.39
200,001 - 250,000	840	189,486,079.03	9.91	8.154	357	79.84	631	43.10
250,001 - 300,000	726	199,668,674.43	10.44	7.953	357	80.05	640	43.12
300,001 - 350,000	648	209,704,794.27	10.97	7.833	357	80.47	639	43.67
350,001 - 400,000	462	173,430,157.11	9.07	7.785	358	81.18	647	43.63
400,001 - 450,000	357	151,918,306.81	7.95	7.782	358	81.19	650	44.93
450,001 - 500,000	277	132,085,482.94	6.91	7.627	358	80.82	657	44.28
500,001 - 550,000	183	96,086,642.84	5.03	7.820	357	81.43	648	42.84
550,001 - 600,000	119	68,745,530.07	3.60	7.775	358	81.07	659	43.73
600,001 - 650,000	54	33,816,739.24	1.77	7.831	357	82.90	659	44.21
650,001 - 700,000	46	31,087,771.02	1.63	7.829	358	81.78	667	42.21
700,001 - 750,000	26	18,879,864.30	0.99	8.085	357	82.39	641	43.94
750,001 - 800,000	16	12,430,123.21	0.65	7.417	358	78.74	680	39.18
800,001 - 850,000	12	10,012,095.07	0.52	7.606	358	79.17	662	40.91
850,001 - 900,000	6	5,260,756.89	0.28	7.820	357	75.58	677	42.87
900,001 - 950,000	5	4,659,423.93	0.24	7.806	358	81.03	663	41.01
950,001 - 1,000,000	7	6,840,330.96	0.36	7.275	358	78.31	666	42.72
1,000,001 or greater	11	12,770,723.20	0.67	7.692	357	75.41	657	39.63
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	1	$385,000.00	0.02%	5.450%	358	70.00%	759	42.00%
5.500 - 5.999	79	31,344,062.28	1.64	5.777	356	72.55	721	39.23
6.000 - 6.499	215	76,687,301.58	4.01	6.273	356	78.12	695	41.01
6.500 - 6.999	618	201,568,798.04	10.54	6.804	356	79.36	671	43.11
7.000 - 7.499	743	222,688,539.52	11.65	7.266	357	79.56	657	43.05
7.500 - 7.999	1,500	419,041,735.22	21.92	7.783	357	80.18	646	43.57
8.000 - 8.499	1,009	259,723,147.31	13.58	8.269	357	80.43	633	43.34
8.500 - 8.999	1,187	277,154,918.33	14.50	8.755	357	81.19	619	43.32
9.000 - 9.499	604	103,953,555.49	5.44	9.256	357	84.09	612	43.17
9.500 - 9.999	782	99,127,573.61	5.18	9.764	355	86.24	603	42.63
10.000 - 10.499	199	27,130,816.18	1.42	10.240	351	90.21	610	42.42
10.500 - 10.999	949	76,674,259.61	4.01	10.815	343	97.78	643	43.10
11.000 - 11.499	632	49,825,698.72	2.61	11.217	344	99.08	645	43.78
11.500 - 11.999	278	17,410,163.68	0.91	11.773	333	98.98	638	44.09
12.000 - 12.499	369	20,480,344.98	1.07	12.271	336	99.38	627	43.75
12.500 - 12.999	470	28,745,546.04	1.50	12.732	340	99.46	630	43.98
13.000 - 13.499	1	12,984.79	0.00	13.000	175	90.00	639	47.00
14.000 - 14.499	1	37,987.24	0.00	14.375	358	100.00	610	38.00
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	164	$31,806,930.65	1.66%	9.405%	355	77.65%	511	43.01%
525 - 549	213	43,175,906.56	2.26	9.240	356	78.90	536	43.31
550 - 574	406	86,016,908.85	4.50	8.964	357	82.90	563	42.56
575 - 599	1,219	186,786,810.89	9.77	8.600	355	81.86	588	43.11
600 - 624	2,254	422,511,043.57	22.10	8.565	355	82.83	612	43.36
625 - 649	1,847	369,671,565.74	19.33	8.432	355	83.24	637	43.59
650 - 674	1,392	285,514,196.10	14.93	8.223	355	83.04	662	43.36
675 - 699	888	200,194,420.16	10.47	7.918	354	82.69	686	43.39
700 - 724	640	140,517,314.18	7.35	7.711	355	82.67	711	41.96
725 - 749	310	73,341,078.71	3.84	7.480	356	82.45	735	42.18
750 - 774	188	43,742,852.01	2.29	7.419	355	81.76	760	42.79
775 - 799	87	22,291,371.37	1.17	7.083	356	77.27	787	41.19
800 - 824	29	6,422,033.83	0.34	7.705	358	77.33	804	37.23
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	125	$19,889,665.63	1.04%	7.691%	348	40.96%	618	38.92%
50.01 - 55.00	49	9,478,749.88	0.50	7.326	350	52.97	643	37.51
55.01 - 60.00	69	16,505,006.91	0.86	7.734	353	58.29	624	40.41
60.01 - 65.00	90	19,092,019.10	1.00	7.793	357	63.01	608	40.01
65.01 - 70.00	163	45,049,092.99	2.36	7.535	356	68.80	628	41.37
70.01 - 75.00	253	74,943,286.81	3.92	7.842	357	74.02	623	42.12
75.01 - 80.00	4,332	1,174,822,609.97	61.44	7.863	358	79.89	650	43.33
80.01 - 85.00	344	86,390,160.40	4.52	8.178	356	84.32	611	43.26
85.01 - 90.00	519	134,715,055.23	7.05	8.365	356	89.59	624	43.92
90.01 - 95.00	651	122,228,729.46	6.39	9.009	356	94.71	617	43.33
95.01 - 100.00	3,042	208,878,056.24	10.92	11.063	341	99.94	653	43.24
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	352	$24,484,659.74	1.28%	10.646%	177	93.94%	649	43.03%
240	3	702,878.35	0.04	6.555	238	65.64	633	40.95
300	1	194,583.85	0.01	7.930	298	78.00	618	49.00
360	9,281	1,886,610,310.68	98.67	8.291	358	82.39	642	43.14
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	352	$24,484,659.74	1.28%	10.646%	177	93.94%	649	43.03%
181 - 240	3	702,878.35	0.04	6.555	238	65.64	633	40.95
241 - 300	1	194,583.85	0.01	7.930	298	78.00	618	49.00
301 - 360	9,281	1,886,610,310.68	98.67	8.291	358	82.39	642	43.14
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	176	$32,022,481.87	1.67%	7.998%	355	81.47%	641	14.35%
20.01 - 25.00	241	39,716,097.19	2.08	8.066	354	81.49	645	23.51
25.01 - 30.00	458	74,646,164.94	3.90	8.157	354	81.01	643	28.10
30.01 - 35.00	775	132,505,312.32	6.93	8.236	355	81.29	641	33.37
35.01 - 40.00	1,411	274,379,849.03	14.35	8.272	355	82.16	646	38.27
40.01 - 45.00	2,410	493,978,875.28	25.84	8.348	356	82.44	645	43.19
45.01 - 50.00	3,269	674,349,633.73	35.27	8.478	356	82.90	640	48.10
50.01 - 55.00	720	149,266,000.15	7.81	8.049	354	83.35	637	53.06
55.01 - 60.00	177	41,128,018.11	2.15	7.779	353	85.64	635	57.65
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	4,186	$417,905,695.23	21.86%	9.557%	347	89.38%	642	43.13%
Adjustable Rate Mortgage	5,451	1,494,086,737.39	78.14	7.975	358	80.61	642	43.14
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
6ML ARM	4	$1,010,272.41	0.05%	9.443%	358	85.81%	599	46.98%
2/23 ARM	1	194,583.85	0.01	7.930	298	78.00	618	49.00
2/28 ARM	1,302	257,378,042.41	13.46	8.541	357	81.90	629	42.20
2/28 ARM Balloon	3,068	898,082,979.70	46.97	8.103	358	80.59	631	44.15
2/28 ARM IO	253	76,515,166.27	4.00	7.409	357	81.22	660	39.83
3/27 ARM	68	12,984,853.22	0.68	8.687	357	82.06	610	42.52
3/27 ARM Balloon	83	24,689,858.19	1.29	7.748	358	79.49	629	43.97
3/27 ARM IO	15	3,398,600.00	0.18	7.555	358	83.00	658	37.25
5/25 ARM	69	20,032,349.96	1.05	7.432	358	80.41	700	40.76
5/25 ARM Balloon	225	74,343,609.90	3.89	7.252	358	80.15	694	43.34
5/25 ARM IO	156	50,450,959.76	2.64	6.844	358	80.12	701	39.68
7/23 ARM Balloon	1	126,283.50	0.01	7.650	358	80.00	680	44.00
7/23 ARM IO	1	381,000.00	0.02	7.550	358	93.84	736	46.00
10/20 ARM	26	7,352,656.17	0.38	6.702	358	79.17	727	41.02
10/20 ARM Balloon	68	22,749,325.75	1.19	7.070	357	79.08	699	44.08
10/20 ARM IO	111	44,396,196.30	2.32	6.415	358	74.73	719	38.35
Fixed	3,522	296,567,246.32	15.51	10.101	353	92.23	644	42.91
Fixed IO	38	8,950,270.58	0.47	7.494	357	80.95	652	39.79
15/30 Balloon	270	17,423,597.83	0.91	11.294	177	99.56	650	43.81
30/40 Balloon	232	59,230,244.91	3.10	7.816	358	79.59	629	43.97
30/50 Balloon	124	35,734,335.59	1.87	7.596	358	79.16	639	44.01
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	9,063	$1,727,900,239.71	90.37%	8.459%	355	82.86%	638	43.53%
Interest Only	574	184,092,192.91	9.63	7.022	358	79.40	685	39.39
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	9,063	$1,727,900,239.71	90.37%	8.459%	355	82.86%	638	43.53%
60	375	116,724,396.03	6.10	7.182	358	80.77	677	39.80
120	199	67,367,796.88	3.52	6.743	358	77.02	698	38.68
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	3,667	$663,526,223.27	34.70%	8.629%	355	83.79%	643	43.59%
12	310	74,555,636.20	3.90	8.589	356	82.39	646	43.27
18	1	510,020.58	0.03	6.990	356	80.00	682	42.00
24	4,487	896,876,512.65	46.91	8.368	356	82.87	634	43.36
36	1,172	276,524,039.92	14.46	7.358	356	78.42	667	41.28
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	6,430	$1,700,076,685.65	88.92%	7.961%	357	80.40%	641	43.10%
Second Lien	3,207	211,915,746.97	11.08	11.206	340	99.59	652	43.43
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	3,105	$503,790,183.97	26.35%	8.189%	355	83.16%	622	43.38%
Full-Alternative Documentation	5	1,582,729.60	0.08	8.323	357	83.32	583	36.24
Limited Documentation	1,261	303,524,233.22	15.87	7.826	356	83.16	639	41.31
Lite Documentation	429	91,222,602.68	4.77	8.179	355	83.80	637	42.08
Stated Income/Verified Asset (Streamlined) Documentation	4,102	796,946,867.92	41.68	8.645	355	83.39	661	44.05
Stated Income	735	214,925,815.23	11.24	8.184	357	76.40	627	42.22
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	6,478	$1,159,743,888.95	60.66%	8.495%	355	83.78%	650	43.34%
Rate/Term Refinance	255	50,342,143.71	2.63	8.077	352	80.86	641	42.68
Cash Out Refinance	2,904	701,906,399.96	36.71	8.049	356	80.58	629	42.82
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	6,544	$1,274,227,126.07	66.64%	8.308%	355	82.23%	639	42.92%
Planned Unit Development	1,394	273,633,632.50	14.31	8.443	356	83.01	639	43.17
Multi Family	722	199,904,242.62	10.46	8.312	355	83.26	657	44.89
Condo	977	164,227,431.43	8.59	8.228	355	83.16	652	42.57
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	9,261	$1,846,730,989.83	96.59%	8.317%	355	82.46%	641	43.15%
Second Home	254	40,991,370.86	2.14	8.408	354	84.44	692	43.97
Investment	122	24,270,071.93	1.27	8.441	355	84.52	663	40.59
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	8,813	$1,714,076,340.39	89.65%	8.290%	355	82.87%	647	43.11%
A	515	125,098,126.31	6.54	8.440	355	81.58	612	43.48
A-	117	27,205,330.68	1.42	8.666	357	79.44	590	43.33
B+	31	6,833,260.93	0.36	8.377	357	72.26	592	43.66
B	83	19,784,785.03	1.03	8.975	356	75.70	564	42.38
C	78	18,994,589.28	0.99	9.083	356	72.60	560	42.97
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	256	$41,173,052.06	2.15%	8.767%	355	82.65%	635	43.38%
Arkansas	13	1,339,810.94	0.07	9.718	357	81.29	582	38.35
California	2,850	770,472,078.78	40.30	8.017	355	81.60	649	43.06
Colorado	49	6,663,105.68	0.35	8.395	357	85.26	637	41.94
Connecticut	90	16,399,890.07	0.86	8.716	354	83.30	624	42.95
Delaware	28	4,783,612.46	0.25	8.287	358	83.78	626	46.52
District Of Columbia	42	10,216,022.70	0.53	8.402	353	82.64	652	42.83
Florida	1,128	195,353,587.56	10.22	8.493	356	82.55	638	43.14
Georgia	168	22,388,679.43	1.17	8.752	355	83.10	626	42.19
Hawaii	15	4,442,294.15	0.23	7.621	358	82.96	657	47.69
Idaho	28	4,131,867.82	0.22	8.549	358	83.76	641	46.00
Illinois	629	100,879,117.00	5.28	8.723	353	83.90	633	42.63
Indiana	31	2,193,004.47	0.11	9.223	354	83.62	592	37.61
Iowa	3	289,287.49	0.02	9.371	357	87.14	618	31.74
Kansas	8	627,027.39	0.03	9.528	358	83.35	654	40.80
Kentucky	8	855,950.33	0.04	8.556	345	87.00	656	46.30
Louisiana	146	11,742,770.68	0.61	9.259	351	85.73	608	39.41
Maine	37	4,965,526.86	0.26	8.412	353	82.43	635	40.57
Maryland	396	84,626,575.35	4.43	8.524	356	82.67	631	43.89
Massachusetts	355	75,120,660.32	3.93	8.012	356	83.02	646	43.74
Michigan	95	9,471,504.14	0.50	9.249	353	84.44	621	41.09
Minnesota	26	4,046,350.17	0.21	8.549	356	85.69	630	43.65
Mississippi	70	5,921,886.06	0.31	9.092	349	86.63	604	43.22
Missouri	24	2,450,944.10	0.13	9.115	357	81.00	625	38.24
Montana	6	754,050.69	0.04	8.430	358	85.59	623	53.55
Nebraska	2	84,938.95	0.00	11.031	358	84.00	593	28.00
Nevada	119	19,745,928.09	1.03	8.771	355	83.07	644	43.22
New Hampshire	36	5,859,259.40	0.31	8.542	352	80.75	607	41.83
New Jersey	382	83,071,307.71	4.34	8.454	355	82.37	638	44.13
New Mexico	15	1,965,540.58	0.10	8.588	347	85.01	660	39.59
New York	628	170,292,652.08	8.91	8.263	356	82.85	656	44.96
North Carolina	56	6,102,265.68	0.32	9.052	354	86.67	619	43.01
North Dakota	2	131,790.12	0.01	10.431	358	84.00	649	42.00
Ohio	81	7,341,856.74	0.38	9.252	355	86.24	623	40.84
Oklahoma	25	2,045,797.72	0.11	9.445	352	85.50	614	39.33
Oregon	73	11,223,107.35	0.59	8.356	357	83.94	631	40.87
Pennsylvania	118	15,554,092.45	0.81	8.493	356	83.58	615	42.71
Rhode Island	35	5,865,526.72	0.31	8.469	358	83.10	634	43.03
South Carolina	46	5,169,628.35	0.27	8.894	347	83.13	620	42.00
Tennessee	179	15,741,969.27	0.82	8.628	357	85.10	619	40.95
Texas	688	65,508,123.35	3.43	8.756	355	83.82	628	39.85
Utah	34	4,841,789.09	0.25	8.617	354	83.89	637	42.10
Vermont	9	1,047,031.73	0.05	9.005	358	82.45	653	40.44
Virginia	235	47,069,601.06	2.46	8.853	353	82.78	637	44.29
Washington	328	56,817,812.42	2.97	8.324	356	83.49	641	42.39
West Virginia	10	1,423,278.79	0.07	9.187	357	87.98	633	46.20
Wisconsin	29	3,351,210.91	0.18	9.423	354	85.27	616	42.93
Wyoming	6	429,267.36	0.02	8.317	358	82.79	620	40.16
Total:	9,637	$1,911,992,432.62	100.00%	8.320%	355	82.53%	642	43.13%

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.500 - 0.999	1	$491,670.76	0.03%	7.470%	358	80.00%	644	46.00%
1.000 - 1.499	1	475,917.80	0.03	8.990	358	80.00	705	50.00
2.500 - 2.999	1	369,600.00	0.02	7.150	358	80.00	707	37.00
3.000 - 3.499	14	3,446,666.28	0.23	8.717	358	81.82	623	42.28
3.500 - 3.999	4	1,279,257.01	0.09	7.682	356	81.20	645	36.09
4.000 - 4.499	4	1,033,933.06	0.07	7.226	357	69.39	610	43.24
4.500 - 4.999	9	2,425,257.17	0.16	6.988	357	73.98	661	39.60
5.000 - 5.499	583	173,425,215.43	11.61	7.205	358	78.46	654	42.18
5.500 - 5.999	868	226,723,926.65	15.17	7.605	358	79.79	641	41.91
6.000 - 6.499	1,487	412,700,955.71	27.62	7.888	358	80.23	647	43.12
6.500 - 6.999	1,024	292,043,731.19	19.55	8.097	358	80.67	643	43.51
7.000 - 7.499	792	209,634,739.83	14.03	8.370	358	82.32	636	44.16
7.500 - 7.999	430	109,705,346.72	7.34	8.603	358	82.23	632	44.12
8.000 - 8.499	232	60,244,011.85	4.03	9.082	357	83.64	622	43.69
8.500 - 8.999	1	86,507.93	0.01	7.800	346	95.00	604	55.00
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	2	$304,726.74	0.02%	7.282%	355	80.00%	660	43.22%
3.500 - 3.999	2	531,156.06	0.04	7.250	356	80.00	656	26.95
5.000 - 5.499	1	385,000.00	0.03	5.450	358	70.00	759	42.00
5.500 - 5.999	80	31,210,433.25	2.09	5.792	358	72.79	720	39.19
6.000 - 6.499	188	69,372,945.71	4.64	6.318	358	78.89	698	41.00
6.500 - 6.999	482	161,241,166.76	10.79	6.806	358	79.95	677	42.59
7.000 - 7.499	615	189,247,144.20	12.67	7.266	358	79.70	660	43.20
7.500 - 7.999	1,280	371,003,924.62	24.83	7.786	358	80.33	647	43.68
8.000 - 8.499	872	234,111,072.90	15.67	8.271	358	80.70	633	43.60
8.500 - 8.999	987	247,510,346.95	16.57	8.753	358	81.02	619	43.47
9.000 - 9.499	388	85,182,428.90	5.70	9.258	358	82.96	604	43.18
9.500 - 9.999	359	73,575,824.17	4.92	9.740	357	83.55	588	43.14
10.000 - 10.499	103	17,942,777.64	1.20	10.242	357	86.80	581	41.56
10.500 - 10.999	75	10,362,596.68	0.69	10.711	357	88.63	572	41.48
11.000 - 11.499	14	1,624,444.74	0.11	11.097	357	88.25	573	46.14
11.500 - 11.999	3	480,748.07	0.03	11.519	356	93.05	557	43.12
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	1	$385,000.00	0.03%	5.450%	358	70.00%	759	42.00%
12.000 - 12.499	80	31,469,667.42	2.11	5.794	358	72.85	720	39.29
12.500 - 12.999	185	68,704,671.71	4.60	6.270	358	78.83	699	40.75
13.000 - 13.499	485	161,911,989.62	10.84	6.809	358	79.95	677	42.61
13.500 - 13.999	619	190,239,700.05	12.73	7.275	358	79.65	660	43.18
14.000 - 14.499	1,291	372,682,586.26	24.94	7.790	358	80.34	647	43.72
14.500 - 14.999	875	235,680,599.13	15.77	8.279	358	80.76	633	43.64
15.000 - 15.499	980	244,245,875.04	16.35	8.757	358	80.99	618	43.40
15.500 - 15.999	395	87,219,366.87	5.84	9.273	357	82.95	605	43.18
16.000 - 16.499	356	72,713,566.14	4.87	9.752	357	83.57	587	43.23
16.500 - 16.999	93	16,385,358.52	1.10	10.235	357	87.39	584	40.90
17.000 - 17.499	76	10,622,103.95	0.71	10.717	357	88.41	575	41.70
17.500 - 17.999	13	1,424,124.19	0.10	11.096	357	88.69	551	45.82
18.000 - 18.499	2	402,128.49	0.03	11.517	357	93.73	558	43.34
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	23	$4,344,862.27	0.29%	9.027%	357	81.80%	588	42.77%
1.200	1	134,901.56	0.01	9.570	356	59.21	556	55.00
1.500	2	505,726.69	0.03	8.600	353	78.59	652	45.73
2.000	6	1,689,756.94	0.11	7.963	356	82.52	607	41.51
2.900	1	100,734.71	0.01	8.990	357	80.00	597	47.00
3.000	5,054	1,361,146,134.96	91.10	8.085	358	80.84	636	43.42
4.300	1	516,999.01	0.03	9.595	358	90.00	559	52.00
5.000	362	125,339,621.25	8.39	6.728	358	78.01	708	40.02
5.800	1	308,000.00	0.02	7.025	357	80.00	751	45.00
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	5,448	$1,493,301,093.37	99.95%	7.974%	358	80.61%	642	43.13%
1.500	3	785,644.02	0.05	9.030	354	80.46	597	49.80
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	1	$426,293.55	0.03%	8.990%	357	79.07%	596	46.00%
4 - 6	3	583,978.86	0.04	9.773	358	90.73	601	47.69
7 - 9	9	1,279,106.37	0.09	7.434	345	83.38	590	41.27
10 - 12	6	820,958.73	0.05	7.632	347	87.52	662	45.24
13 - 15	5	1,160,984.17	0.08	9.026	350	82.55	595	38.62
16 - 18	46	10,473,705.74	0.70	8.306	354	82.76	639	40.96
19 - 21	1,467	376,712,343.08	25.21	8.307	357	80.92	622	43.62
22 - 24	3,091	841,723,674.14	56.34	8.080	358	80.86	637	43.45
28 - 30	2	302,457.44	0.02	8.024	354	80.00	633	46.94
31 - 33	66	14,776,858.49	0.99	8.402	357	81.41	614	43.03
34 - 36	98	25,993,995.48	1.74	7.817	358	80.14	632	42.87
55 - 57	66	21,771,605.75	1.46	7.104	357	79.99	684	39.69
58 - 60	384	123,055,313.87	8.24	7.140	358	80.21	699	42.06
82 - 84	2	507,283.50	0.03	7.575	358	90.39	722	45.50
112 - 114	1	635,645.93	0.04	5.875	353	79.25	713	34.00
115 - 117	67	26,322,930.09	1.76	6.880	357	76.15	708	41.66
118 - 120	137	47,539,602.20	3.18	6.522	358	76.65	716	39.73
Total:	5,451	$1,494,086,737.39	100.00%	7.975%	358	80.61%	642	43.14%

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$525,458,295	$14,901	$798,723
Average Scheduled Principal Balance:	$163,847
Number of Mortgage Loans:	3,207

Weighted Average Gross Coupon:	8.301%	5.450%	12.990%
Weighted Average Fico Score:	629	500	814
Weighted Average Combined Original LTV:	81.63%	12.04%	100.00%
Weighted Average DTI:	44.02%	20.00%	60.00%

Weighted Average Original Term: (mos)	358	180	360
Weighted Average Stated Remaining Term: (mos)	355	165	359
Weighted Average Seasoning: (mos)	2	1	15

Margin:	6.291%	3.327%	7.990%
Minimum Mortgage Rate:	8.043%	3.000%	11.525%
Maximum Mortgage Rate:	14.537%	11.950%	18.000%
Initial Periodic Cap:	3.176%	1.000%	5.800%
Periodic Cap:	1.000%	1.000%	1.500%
Next Rate Adj.(mos):	31	9	118

Maturity Date:		Sep-01-2020	Nov-01-2036
Maximum ZIP Code Concentration:	93550(0.46%)

ARM:	72.51%
Fixed Rate:	27.49%

Interest Only:	7.24%	Single Family:	68.00%
Not Interest Only:	92.76%	Multi Family:	9.95%
Weighted Average IO Term	82	Condo:	9.22%
		Planned Unit Development:	12.84%
First Lien:	90.89%
Second Lien:	9.11%	Top 5 States:
		California	25.57%
Full Documentation:	38.33%	Illinois	10.94%
Limited Documentation:	16.23%	Florida	8.71%
Lite Documentation:	4.02%	Maryland	7.52%
Stated Income/Verified Asset (Streamline) Documentation:	23.68%	Massachusetts	6.96%
Stated Income:	17.74%

Purchase:	24.21%
Cash Out Refinance:	70.18%
Rate/Term Refinance:	5.61%

Owner:	97.70%
Non-Owner:	1.71%
Second Home:	0.58%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	650	$21,215,947.84	4.04%	11.119%	339	98.28%	636	43.51%
50,001 - 100,000	490	35,702,160.42	6.79	10.130	348	89.83	629	42.52
100,001 - 150,000	516	64,971,699.63	12.36	8.726	354	81.96	625	42.87
150,001 - 200,000	472	82,821,440.49	15.76	8.211	357	79.87	623	43.94
200,001 - 250,000	357	80,672,199.64	15.35	8.158	357	79.21	621	44.14
250,001 - 300,000	253	69,542,096.73	13.23	7.858	357	79.38	629	44.22
300,001 - 350,000	230	74,497,153.77	14.18	7.736	357	79.96	630	44.90
350,001 - 400,000	157	58,847,910.67	11.20	7.676	358	80.88	638	44.18
400,001 - 450,000	52	21,600,140.25	4.11	7.761	358	82.01	641	45.98
450,001 - 500,000	18	8,504,766.82	1.62	7.388	358	82.42	660	45.64
500,001 - 550,000	6	3,131,977.82	0.60	7.830	357	82.56	640	46.32
550,001 - 600,000	2	1,173,932.22	0.22	7.510	358	79.13	687	42.39
600,001 - 650,000	1	625,129.39	0.12	7.995	357	90.00	609	43.00
650,001 - 700,000	2	1,353,016.17	0.26	7.670	358	76.36	647	34.47
750,001 - 800,000	1	798,723.04	0.15	7.150	358	61.54	691	44.00
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	1	$385,000.00	0.07%	5.450%	358	70.00%	759	42.00%
5.500 - 5.999	34	11,054,150.12	2.10	5.727	358	70.72	719	40.39
6.000 - 6.499	70	20,118,116.99	3.83	6.292	355	75.31	675	43.21
6.500 - 6.999	209	51,741,851.41	9.85	6.802	356	76.94	666	44.50
7.000 - 7.499	237	59,131,121.69	11.25	7.261	357	79.20	645	44.03
7.500 - 7.999	514	115,628,993.03	22.01	7.794	357	80.17	634	44.23
8.000 - 8.499	342	68,253,887.29	12.99	8.265	357	79.84	621	43.78
8.500 - 8.999	428	81,854,949.88	15.58	8.769	356	81.41	606	43.99
9.000 - 9.499	236	34,209,974.89	6.51	9.244	357	84.12	593	44.85
9.500 - 9.999	290	31,131,625.96	5.92	9.768	355	84.94	584	43.67
10.000 - 10.499	56	7,315,465.11	1.39	10.214	357	87.38	588	44.85
10.500 - 10.999	309	20,490,512.10	3.90	10.831	344	96.63	629	43.29
11.000 - 11.499	125	7,892,527.60	1.50	11.207	347	97.37	641	45.08
11.500 - 11.999	95	4,491,011.41	0.85	11.765	339	98.65	627	44.76
12.000 - 12.499	122	5,076,276.09	0.97	12.277	334	99.14	616	44.92
12.500 - 12.999	139	6,682,831.33	1.27	12.727	346	99.28	628	44.41
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	85	$17,114,797.70	3.26%	9.321%	355	77.87%	511	43.15%
525 - 549	104	20,988,969.71	3.99	9.160	357	78.53	537	44.73
550 - 574	194	37,538,323.02	7.14	8.876	356	81.53	563	43.67
575 - 599	506	69,718,274.59	13.27	8.496	355	79.89	588	44.58
600 - 624	766	121,027,191.32	23.03	8.427	355	82.44	612	44.86
625 - 649	581	93,254,704.89	17.75	8.324	355	82.97	637	44.28
650 - 674	427	68,304,134.52	13.00	8.145	355	82.72	662	43.54
675 - 699	222	39,242,268.86	7.47	7.761	356	82.22	686	42.95
700 - 724	159	26,462,074.91	5.04	7.550	355	81.85	712	43.57
725 - 749	82	15,540,719.60	2.96	7.297	356	80.72	735	41.23
750 - 774	57	11,732,937.97	2.23	7.111	357	79.39	758	43.07
775 - 799	20	4,068,210.15	0.77	6.797	358	75.55	786	42.46
800 - 824	4	465,687.66	0.09	7.526	358	62.19	808	36.39
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	54	$9,096,597.62	1.73%	7.450%	348	41.57%	625	39.76%
50.01 - 55.00	29	6,012,503.31	1.14	7.424	354	52.95	629	38.95
55.01 - 60.00	41	9,117,754.43	1.74	7.722	354	57.86	609	42.64
60.01 - 65.00	50	11,317,235.38	2.15	7.842	358	62.97	609	41.45
65.01 - 70.00	84	20,914,703.68	3.98	7.600	357	68.75	615	41.06
70.01 - 75.00	118	29,012,995.37	5.52	7.779	356	73.85	612	42.55
75.01 - 80.00	1,241	254,060,480.62	48.35	7.925	357	79.74	638	44.53
80.01 - 85.00	182	40,762,709.36	7.76	8.203	357	84.28	608	44.01
85.01 - 90.00	257	57,866,491.87	11.01	8.378	356	89.54	620	44.92
90.01 - 95.00	269	41,916,687.20	7.98	8.947	356	94.56	611	44.62
95.01 - 100.00	882	45,380,136.06	8.64	10.976	343	99.92	648	44.25
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	110	$5,767,417.29	1.10%	10.363%	177	89.83%	635	43.42%
240	2	578,322.99	0.11	6.320	238	67.43	638	43.10
300	1	194,583.85	0.04	7.930	298	78.00	618	49.00
360	3,094	518,917,970.77	98.76	8.281	358	81.55	629	44.03
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	110	$5,767,417.29	1.10%	10.363%	177	89.83%	635	43.42%
181 - 240	2	578,322.99	0.11	6.320	238	67.43	638	43.10
241 - 300	1	194,583.85	0.04	7.930	298	78.00	618	49.00
301 - 360	3,094	518,917,970.77	98.76	8.281	358	81.55	629	44.03
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	9	$1,247,784.79	0.24%	8.407%	358	80.24%	597	20.00%
20.01 - 25.00	64	8,503,889.77	1.62	8.084	354	76.90	639	23.44
25.01 - 30.00	156	23,143,052.94	4.40	8.061	353	79.28	638	28.08
30.01 - 35.00	253	37,560,332.73	7.15	8.201	356	79.30	623	33.41
35.01 - 40.00	460	72,132,093.08	13.73	8.188	355	81.21	641	38.15
40.01 - 45.00	748	125,367,526.03	23.86	8.360	356	81.22	629	43.17
45.01 - 50.00	1,098	183,533,065.81	34.93	8.462	356	82.27	626	48.09
50.01 - 55.00	333	55,321,984.84	10.53	8.136	355	82.92	620	53.01
55.01 - 60.00	86	18,648,564.91	3.55	7.855	355	85.64	633	57.97
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	1,451	$144,444,437.56	27.49%	8.971%	350	85.35%	632	43.65%
Adjustable Rate Mortgage	1,756	381,013,857.34	72.51	8.047	357	80.21	628	44.16
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/23 ARM	1	$194,583.85	0.04%	7.930%	298	78.00%	618	49.00%
2/28 ARM	456	77,427,890.92	14.74	8.538	357	80.94	611	43.67
2/28 ARM IO	39	10,083,330.00	1.92	7.147	358	82.11	680	41.09
2/28 ARM Balloon	964	219,153,542.53	41.71	8.219	358	80.54	613	44.95
3/27 ARM	33	5,631,548.01	1.07	8.665	357	79.01	605	43.23
3/27 ARM IO	5	1,274,050.00	0.24	7.404	358	85.44	663	41.03
3/27 ARM Balloon	37	9,089,495.58	1.73	7.776	357	80.04	610	46.09
5/25 ARM	24	5,693,616.53	1.08	7.447	358	78.72	699	42.22
5/25 ARM IO	50	13,891,013.76	2.64	6.656	358	78.73	703	40.26
5/25 ARM Balloon	74	17,449,950.63	3.32	7.294	358	81.24	684	43.72
10/20 ARM	7	1,931,075.53	0.37	6.711	358	78.00	722	45.30
10/20 ARM Balloon	25	6,415,388.71	1.22	7.117	358	74.61	684	44.87
10/20 ARM IO	41	12,778,371.29	2.43	6.308	358	72.90	723	40.61
Fixed	1,184	96,390,951.44	18.34	9.441	353	87.58	635	43.48
15/30 Balloon	81	3,586,414.96	0.68	11.366	177	99.21	643	45.78
30/40 Balloon	122	29,064,185.39	5.53	7.825	358	79.64	621	44.16
30/50 Balloon	64	15,402,885.77	2.93	7.636	358	78.95	633	43.25
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	3,072	$487,431,529.85	92.76%	8.427%	355	81.92%	623	44.29%
Interest Only	135	38,026,765.05	7.24	6.694	358	77.89	702	40.62
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	3,072	$487,431,529.85	92.76%	8.427%	355	81.92%	623	44.29%
60	87	23,804,973.76	4.53	6.888	358	80.49	692	40.98
120	48	14,221,791.29	2.71	6.370	358	73.54	719	40.03
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,527	$226,957,651.12	43.19%	8.526%	355	83.25%	628	44.39%
12	97	19,504,256.74	3.71	8.171	354	80.64	637	42.73
24	1,148	187,729,932.49	35.73	8.493	356	82.21	618	44.38
36	435	91,266,454.55	17.37	7.377	356	76.60	653	42.65
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	2,235	$477,611,805.99	90.89%	8.013%	357	79.87%	627	44.01%
Second Lien	972	47,846,488.91	9.11	11.181	343	99.19	646	44.10
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	1,363	$201,405,156.22	38.33%	8.239%	355	82.86%	615	44.78%
Limited Documentation	440	85,290,028.22	16.23	7.866	356	82.13	629	44.06
Lite Documentation	126	21,125,813.03	4.02	8.276	353	82.88	622	43.68
Stated Income/Verified Asset (Streamlined) Documentation	915	124,414,866.24	23.68	8.808	355	83.64	657	44.18
Stated Income	363	93,222,431.19	17.74	8.164	356	75.53	621	42.21
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	1,266	$127,234,995.59	24.21%	8.714%	355	84.24%	637	45.22%
Rate/Term Refinance	174	29,479,121.79	5.61	8.166	354	81.55	638	43.83
Cash Out Refinance	1,767	368,744,177.52	70.18	8.170	356	80.73	625	43.62
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,225	$357,312,643.27	68.00%	8.338%	355	81.17%	624	43.96%
Planned Unit Development	431	67,450,833.11	12.84	8.480	356	82.82	631	44.02
Multi Family	206	52,270,857.15	9.95	8.003	357	81.95	646	44.55
Condo	345	48,423,961.37	9.22	8.103	355	82.98	644	43.91
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	3,144	$513,394,558.57	97.70%	8.299%	355	81.65%	628	44.02%
Investment	43	8,991,075.57	1.71	8.349	355	79.98	654	43.33
Second Home	20	3,072,660.76	0.58	8.554	357	82.49	664	46.55
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	2,811	$439,313,555.91	83.61%	8.245%	355	82.06%	637	43.99%
A	248	53,364,604.18	10.16	8.500	355	81.96	598	44.68
A-	56	11,733,384.53	2.23	8.385	357	77.27	587	42.33
B+	19	4,317,848.42	0.82	8.409	357	73.15	594	45.22
B	35	7,756,262.04	1.48	8.967	354	75.45	559	44.90
C	38	8,972,639.82	1.71	9.137	357	73.66	565	42.43
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	107	$15,599,887.89	2.97%	8.751%	356	82.19%	625	44.06%
Arkansas	1	210,966.70	0.04	9.990	357	62.65	551	48.00
California	563	134,384,080.01	25.57	7.852	356	78.48	637	43.52
Colorado	24	3,328,378.55	0.63	8.448	358	85.01	636	44.08
Connecticut	50	8,415,339.73	1.60	8.431	356	80.94	616	43.75
Delaware	13	1,787,431.40	0.34	8.820	358	86.37	600	48.10
District Of Columbia	15	3,423,430.22	0.65	7.942	358	81.17	646	47.12
Florida	280	45,761,967.19	8.71	8.273	357	80.52	621	43.91
Georgia	93	9,804,664.51	1.87	8.971	356	84.47	609	43.38
Hawaii	3	1,221,579.54	0.23	7.447	358	79.17	621	46.98
Idaho	14	1,892,341.82	0.36	8.758	358	84.27	606	46.50
Illinois	416	57,492,512.40	10.94	8.698	353	84.09	628	43.58
Indiana	14	1,282,085.05	0.24	9.194	357	84.98	577	41.05
Iowa	2	151,537.49	0.03	9.281	357	80.00	613	28.78
Kansas	2	204,814.00	0.04	9.632	358	82.09	652	37.56
Kentucky	6	686,193.24	0.13	8.694	351	87.75	648	45.73
Louisiana	43	3,671,937.57	0.70	9.162	351	85.44	614	41.71
Maine	24	2,784,233.42	0.53	8.322	352	81.25	625	43.87
Maryland	215	39,526,510.95	7.52	8.515	355	82.87	630	44.84
Massachusetts	184	36,561,132.85	6.96	7.965	356	82.77	637	44.00
Michigan	48	5,031,618.27	0.96	8.942	355	85.69	631	42.70
Minnesota	17	2,498,567.25	0.48	8.766	358	85.69	616	46.85
Mississippi	21	1,468,012.34	0.28	8.940	350	88.72	583	45.76
Missouri	6	550,291.15	0.10	9.157	358	73.35	582	45.01
Montana	2	422,874.45	0.08	7.693	358	82.20	614	54.48
Nevada	24	3,342,905.81	0.64	9.284	356	84.13	616	44.95
New Hampshire	18	2,818,964.79	0.54	8.526	347	81.10	598	41.73
New Jersey	121	24,211,532.49	4.61	8.172	356	80.84	626	45.81
New Mexico	2	276,143.15	0.05	8.660	357	82.38	586	50.52
New York	155	35,295,767.08	6.72	8.112	355	80.56	632	45.73
North Carolina	27	2,669,109.47	0.51	9.115	356	88.55	609	43.75
North Dakota	2	131,790.12	0.03	10.431	358	84.00	649	42.00
Ohio	31	2,416,062.07	0.46	9.355	353	87.98	607	41.92
Oklahoma	9	736,380.97	0.14	8.667	347	81.11	606	43.06
Oregon	30	4,740,905.60	0.90	8.187	356	84.12	623	43.53
Pennsylvania	45	6,549,868.42	1.25	8.147	357	82.89	616	44.61
Rhode Island	20	3,783,212.92	0.72	7.925	358	83.13	631	41.49
South Carolina	23	2,414,583.59	0.46	8.904	337	82.97	597	41.53
Tennessee	77	5,299,593.22	1.01	8.693	358	86.65	613	42.89
Texas	212	14,779,406.84	2.81	8.916	354	84.76	610	41.27
Utah	22	2,575,366.99	0.49	8.837	358	84.25	635	42.76
Vermont	3	382,330.97	0.07	9.127	358	83.04	677	42.87
Virginia	82	13,475,512.58	2.56	8.753	355	82.83	639	45.21
Washington	116	18,201,474.63	3.46	8.148	357	82.47	638	44.15
West Virginia	9	1,243,216.73	0.24	9.110	357	86.97	642	46.52
Wisconsin	15	1,735,059.17	0.33	9.578	357	84.24	617	44.87
Wyoming	1	216,719.30	0.04	6.970	358	80.00	622	49.00
Total:	3,207	$525,458,294.90	100.00%	8.301%	355	81.63%	629	44.02%

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	9	$1,679,697.52	0.44%	8.769%	357	83.74%	620	39.98%
3.500 - 3.999	1	306,000.00	0.08	6.750	357	85.00	630	42.00
4.000 - 4.499	3	850,952.86	0.22	7.087	357	67.10	603	42.65
4.500 - 4.999	3	654,410.69	0.17	7.078	357	65.99	685	43.30
5.000 - 5.499	246	56,020,350.62	14.70	7.431	358	77.13	640	43.63
5.500 - 5.999	348	74,454,570.52	19.54	7.846	358	79.14	628	43.21
6.000 - 6.499	473	100,789,935.22	26.45	8.048	358	79.83	630	44.40
6.500 - 6.999	274	62,015,246.84	16.28	8.141	357	81.16	625	44.33
7.000 - 7.499	256	55,807,464.98	14.65	8.499	357	82.97	622	45.49
7.500 - 7.999	143	28,435,228.09	7.46	8.721	358	83.47	613	44.26
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$104,806.74	0.03%	7.820%	354	80.00%	616	36.00%
5.000 - 5.499	1	385,000.00	0.10	5.450	358	70.00	759	42.00
5.500 - 5.999	34	11,054,150.12	2.90	5.727	358	70.72	719	40.39
6.000 - 6.499	54	15,811,274.27	4.15	6.366	358	77.31	679	43.66
6.500 - 6.999	137	34,716,395.89	9.11	6.805	358	78.33	678	44.39
7.000 - 7.499	175	43,614,957.50	11.45	7.255	358	79.33	650	43.81
7.500 - 7.999	399	91,446,955.92	24.00	7.794	357	80.31	634	44.86
8.000 - 8.499	276	57,380,306.63	15.06	8.268	358	80.33	621	44.32
8.500 - 8.999	337	68,097,493.00	17.87	8.769	357	80.90	604	43.86
9.000 - 9.499	146	27,232,295.91	7.15	9.252	357	83.47	581	44.78
9.500 - 9.999	131	22,439,365.44	5.89	9.753	357	82.80	567	44.10
10.000 - 10.499	33	4,873,145.56	1.28	10.208	357	85.00	571	43.87
10.500 - 10.999	22	2,902,678.05	0.76	10.720	357	86.50	545	41.73
11.000 - 11.499	8	825,445.49	0.22	11.112	357	89.56	595	46.12
11.500 - 11.999	2	129,586.82	0.03	11.515	355	87.76	547	35.31
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	1	$385,000.00	0.10%	5.450%	358	70.00%	759	42.00%
12.000 - 12.499	34	11,054,150.12	2.90	5.727	358	70.72	719	40.39
12.500 - 12.999	53	15,777,036.08	4.14	6.291	358	77.07	680	43.48
13.000 - 13.499	139	34,899,757.71	9.16	6.814	358	78.27	679	44.37
13.500 - 13.999	175	43,569,468.57	11.44	7.264	358	79.29	650	43.77
14.000 - 14.499	408	93,149,193.85	24.45	7.803	357	80.29	633	44.93
14.500 - 14.999	275	57,141,106.29	15.00	8.283	358	80.55	621	44.25
15.000 - 15.499	332	67,077,768.40	17.61	8.773	358	80.82	604	43.86
15.500 - 15.999	147	27,163,595.69	7.13	9.273	357	83.51	579	44.55
16.000 - 16.499	134	23,228,500.71	6.10	9.770	357	82.91	568	44.54
16.500 - 16.999	24	3,426,413.12	0.90	10.202	357	85.83	574	42.35
17.000 - 17.499	26	3,465,774.62	0.91	10.741	357	86.44	557	42.72
17.500 - 17.999	7	625,124.94	0.16	11.115	357	90.97	551	45.39
18.000 - 18.499	1	50,967.24	0.01	11.500	358	85.00	545	25.00
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	9	$1,456,779.53	0.38%	8.723%	357	79.71%	588	38.89%
2.000	1	211,824.77	0.06	9.150	356	80.00	512	49.00
2.900	1	100,734.71	0.03	8.990	357	80.00	597	47.00
3.000	1,623	344,360,625.33	90.38	8.189	357	80.66	620	44.45
5.000	121	34,575,893.00	9.07	6.607	358	75.75	708	41.46
5.800	1	308,000.00	0.08	7.025	357	80.00	751	45.00
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	1,755	$380,802,032.57	99.94%	8.047%	357	80.21%	628	44.16%
1.500	1	211,824.77	0.06	9.150	356	80.00	512	49.00
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
7 - 9	1	$342,630.13	0.09%	7.850%	345	90.00%	524	46.00%
13 - 15	1	206,672.51	0.05	8.400	350	80.00	536	49.00
16 - 18	18	3,696,950.78	0.97	8.501	354	81.30	602	43.69
19 - 21	552	114,121,680.07	29.95	8.446	357	81.18	602	44.94
22 - 24	888	188,491,413.81	49.47	8.150	358	80.37	623	44.25
28 - 30	1	207,628.02	0.05	7.921	354	80.00	644	46.00
31 - 33	33	6,575,394.68	1.73	8.471	357	80.34	600	46.94
34 - 36	41	9,212,070.89	2.42	7.768	358	79.94	620	43.03
55 - 57	24	5,806,246.73	1.52	7.172	357	79.21	682	42.14
58 - 60	124	31,228,334.19	8.20	7.061	358	80.04	696	42.20
115 - 117	18	4,719,834.89	1.24	7.274	357	75.90	695	43.11
118 - 120	55	16,405,000.64	4.31	6.394	358	73.31	716	42.11
Total:	1,756	$381,013,857.34	100.00%	8.047%	357	80.21%	628	44.16%

Group 2

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,386,534,138	$10,595	$1,478,003
Average Scheduled Principal Balance:	$215,635
Number of Mortgage Loans:	6,430

Weighted Average Gross Coupon:	8.328%	5.525%	14.375%
Weighted Average Fico Score:	647	500	819
Weighted Average Combined Original LTV:	82.87%	5.11%	100.00%
Weighted Average DTI:	42.80%	3.00%	60.00%

Weighted Average Original Term: (mos)	358	180	360
Weighted Average Stated Remaining Term: (mos)	355	165	359
Weighted Average Seasoning: (mos)	2	1	17

Margin:	6.487%	0.610%	8.500%
Minimum Mortgage Rate:	7.943%	3.420%	11.520%
Maximum Mortgage Rate:	14.443%	12.000%	18.020%
Initial Periodic Cap:	3.156%	1.000%	5.000%
Periodic Cap:	1.000%	1.000%	1.500%
Next Rate Adj.(mos):	30	3	118

Maturity Date:		Sep-01-2020	Nov-01-2036
Maximum ZIP Code Concentration:	92336(0.43%)

ARM:	80.28%
Fixed Rate:	19.72%

Interest Only:	10.53%	Single Family:	66.13%
Not Interest Only:	89.47%	Multi Family:	10.65%
Weighted Average IO Term	82	Condo:	8.35%
		Planned Unit Development:	14.87%
First Lien:	88.17%
Second Lien:	11.83%	Top 5 States:
		California	45.88%
Full Documentation:	21.81%	Florida	10.79%
Full-Alternative Documentation:	0.11%	New York	9.74%
Limited Documentation:	15.74%	New Jersey	4.25%
Lite Documentation:	5.06%	Texas	3.66%
Stated Income/Verified Asset (Streamlined) Documentation:	48.50%
Stated Income:	8.78%

Purchase:	74.47%
Cash Out Refinance:	24.03%
Rate/Term Refinance:	1.50%

Owner:	96.16%
Non-Owner:	1.10%
Second Home:	2.73%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	728	$25,849,259.90	1.86%	11.038%	340	96.57%	639	39.55%
50,001 - 100,000	1,507	111,672,449.98	8.05	10.659	345	94.37	640	42.11
100,001 - 150,000	883	108,265,791.31	7.81	9.617	348	88.58	640	41.80
150,001 - 200,000	596	104,610,187.73	7.54	8.519	355	81.38	633	41.16
200,001 - 250,000	483	108,813,879.39	7.85	8.151	357	80.31	639	42.33
250,001 - 300,000	473	130,126,577.70	9.39	8.004	357	80.41	646	42.54
300,001 - 350,000	418	135,207,640.50	9.75	7.887	358	80.76	643	42.99
350,001 - 400,000	305	114,582,246.44	8.26	7.842	358	81.33	651	43.35
400,001 - 450,000	305	130,318,166.56	9.40	7.786	358	81.06	652	44.76
450,001 - 500,000	259	123,580,716.12	8.91	7.643	358	80.72	657	44.19
500,001 - 550,000	177	92,954,665.02	6.70	7.819	357	81.39	648	42.73
550,001 - 600,000	117	67,571,597.85	4.87	7.779	358	81.10	658	43.76
600,001 - 650,000	53	33,191,609.85	2.39	7.828	357	82.76	660	44.23
650,001 - 700,000	44	29,734,754.85	2.14	7.836	358	82.03	668	42.56
700,001 - 750,000	26	18,879,864.30	1.36	8.085	357	82.39	641	43.94
750,001 - 800,000	15	11,631,400.17	0.84	7.436	358	79.92	679	38.85
800,001 - 850,000	12	10,012,095.07	0.72	7.606	358	79.17	662	40.91
850,001 - 900,000	6	5,260,756.89	0.38	7.820	357	75.58	677	42.87
900,001 - 950,000	5	4,659,423.93	0.34	7.806	358	81.03	663	41.01
950,001 - 1,000,000	7	6,840,330.96	0.49	7.275	358	78.31	666	42.72
1,000,001 or greater	11	12,770,723.20	0.92	7.692	357	75.41	657	39.63
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	45	$20,289,912.16	1.46%	5.804%	355	73.54%	722	38.61%
6.000 - 6.499	145	56,569,184.59	4.08	6.266	357	79.12	702	40.23
6.500 - 6.999	409	149,826,946.63	10.81	6.805	357	80.20	673	42.62
7.000 - 7.499	506	163,557,417.83	11.80	7.269	357	79.69	662	42.70
7.500 - 7.999	986	303,412,742.19	21.88	7.779	357	80.18	651	43.32
8.000 - 8.499	667	191,469,260.02	13.81	8.271	357	80.64	637	43.19
8.500 - 8.999	759	195,299,968.45	14.09	8.749	357	81.10	625	43.05
9.000 - 9.499	368	69,743,580.60	5.03	9.262	356	84.07	621	42.34
9.500 - 9.999	492	67,995,947.65	4.90	9.763	355	86.83	612	42.16
10.000 - 10.499	143	19,815,351.07	1.43	10.250	348	91.26	618	41.52
10.500 - 10.999	640	56,183,747.51	4.05	10.809	343	98.20	648	43.03
11.000 - 11.499	507	41,933,171.12	3.02	11.219	344	99.40	645	43.54
11.500 - 11.999	183	12,919,152.27	0.93	11.776	331	99.10	641	43.86
12.000 - 12.499	247	15,404,068.89	1.11	12.270	337	99.46	631	43.36
12.500 - 12.999	331	22,062,714.71	1.59	12.733	338	99.51	630	43.85
13.000 - 13.499	1	12,984.79	0.00	13.000	175	90.00	639	47.00
14.000 - 14.499	1	37,987.24	0.00	14.375	358	100.00	610	38.00
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	79	$14,692,132.95	1.06%	9.503%	356	77.41%	511	42.84%
525 - 549	109	22,186,936.85	1.60	9.316	356	79.25	536	41.97
550 - 574	212	48,478,585.83	3.50	9.033	357	83.95	563	41.69
575 - 599	713	117,068,536.30	8.44	8.662	355	83.03	588	42.23
600 - 624	1,488	301,483,852.25	21.74	8.621	355	82.99	613	42.76
625 - 649	1,266	276,416,860.85	19.94	8.469	355	83.34	637	43.36
650 - 674	965	217,210,061.58	15.67	8.248	355	83.15	662	43.31
675 - 699	666	160,952,151.30	11.61	7.957	354	82.81	686	43.49
700 - 724	481	114,055,239.27	8.23	7.748	355	82.86	711	41.59
725 - 749	228	57,800,359.11	4.17	7.529	356	82.92	735	42.43
750 - 774	131	32,009,914.04	2.31	7.532	355	82.63	761	42.68
775 - 799	67	18,223,161.22	1.31	7.146	355	77.66	787	40.90
800 - 824	25	5,956,346.17	0.43	7.719	358	78.51	804	37.29
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	71	$10,793,068.01	0.78%	7.895%	349	40.45%	612	38.22%
50.01 - 55.00	20	3,466,246.57	0.25	7.156	342	53.01	666	35.03
55.01 - 60.00	28	7,387,252.48	0.53	7.748	353	58.82	642	37.65
60.01 - 65.00	40	7,774,783.72	0.56	7.722	357	63.07	607	37.91
65.01 - 70.00	79	24,134,389.31	1.74	7.479	354	68.85	640	41.63
70.01 - 75.00	135	45,930,291.44	3.31	7.881	357	74.13	629	41.85
75.01 - 80.00	3,091	920,762,129.35	66.41	7.845	358	79.93	654	43.00
80.01 - 85.00	162	45,627,451.04	3.29	8.157	355	84.35	613	42.60
85.01 - 90.00	262	76,848,563.36	5.54	8.354	356	89.63	626	43.16
90.01 - 95.00	382	80,312,042.26	5.79	9.042	356	94.79	620	42.65
95.01 - 100.00	2,160	163,497,920.18	11.79	11.087	341	99.95	655	42.96
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	242	$18,717,242.45	1.35%	10.733%	177	95.21%	654	42.91%
240	1	124,555.36	0.01	7.650	238	57.34	610	31.00
360	6,187	1,367,692,339.91	98.64	8.295	358	82.70	647	42.80
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	242	$18,717,242.45	1.35%	10.733%	177	95.21%	654	42.91%
181 - 240	1	124,555.36	0.01	7.650	238	57.34	610	31.00
301 - 360	6,187	1,367,692,339.91	98.64	8.295	358	82.70	647	42.80
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	167	$30,774,697.08	2.22%	7.981%	355	81.52%	643	14.12%
20.01 - 25.00	177	31,212,207.42	2.25	8.061	354	82.73	647	23.53
25.01 - 30.00	302	51,503,112.00	3.71	8.199	355	81.78	645	28.11
30.01 - 35.00	522	94,944,979.59	6.85	8.250	354	82.08	648	33.36
35.01 - 40.00	951	202,247,755.95	14.59	8.303	356	82.50	648	38.31
40.01 - 45.00	1,662	368,611,349.25	26.59	8.344	356	82.85	650	43.19
45.01 - 50.00	2,171	490,816,567.92	35.40	8.484	356	83.13	646	48.10
50.01 - 55.00	387	93,944,015.31	6.78	7.998	354	83.60	647	53.08
55.01 - 60.00	91	22,479,453.20	1.62	7.716	352	85.65	637	57.38
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	2,735	$273,461,257.67	19.72%	9.866%	345	91.51%	647	42.85%
Adjustable Rate Mortgage	3,695	1,113,072,880.05	80.28	7.950	358	80.75	647	42.78
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
6ML ARM	4	$1,010,272.41	0.07%	9.443%	358	85.81%	599	46.98%
2/28 ARM	846	179,950,151.49	12.98	8.542	357	82.32	637	41.57
2/28 ARM IO	214	66,431,836.27	4.79	7.449	357	81.08	657	39.64
2/28 ARM Balloon	2,104	678,929,437.17	48.97	8.065	358	80.60	636	43.89
3/27 ARM	35	7,353,305.21	0.53	8.704	357	84.40	614	41.98
3/27 ARM IO	10	2,124,550.00	0.15	7.645	358	81.54	656	34.99
3/27 ARM Balloon	46	15,600,362.61	1.13	7.732	358	79.18	641	42.73
5/25 ARM	45	14,338,733.43	1.03	7.425	358	81.09	701	40.18
5/25 ARM IO	106	36,559,946.00	2.64	6.916	358	80.65	700	39.45
5/25 ARM Balloon	151	56,893,659.27	4.10	7.239	358	79.81	697	43.23
7/23 ARM IO	1	381,000.00	0.03	7.550	358	93.84	736	46.00
7/23 ARM Balloon	1	126,283.50	0.01	7.650	358	80.00	680	44.00
10/20 ARM	19	5,421,580.64	0.39	6.699	357	79.58	729	39.49
10/20 ARM IO	70	31,617,825.01	2.28	6.458	358	75.47	717	37.43
10/20 ARM Balloon	43	16,333,937.04	1.18	7.051	357	80.83	705	43.77
Fixed	2,338	200,176,294.88	14.44	10.418	353	94.46	649	42.64
Fixed IO	38	8,950,270.58	0.65	7.494	357	80.95	652	39.79
15/30 Balloon	189	13,837,182.87	1.00	11.276	176	99.66	652	43.30
30/40 Balloon	110	30,166,059.52	2.18	7.807	358	79.55	638	43.79
30/50 Balloon	60	20,331,449.82	1.47	7.566	358	79.32	644	44.59
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	5,991	$1,240,468,709.86	89.47%	8.471%	355	83.23%	643	43.24%
Interest Only	439	146,065,427.86	10.53	7.107	358	79.79	681	39.07
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	5,991	$1,240,468,709.86	89.47%	8.471%	355	83.23%	643	43.24%
60	288	92,919,422.27	6.70	7.257	358	80.84	674	39.50
120	151	53,146,005.59	3.83	6.843	358	77.95	693	38.32
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	2,140	$436,568,572.15	31.49%	8.682%	355	84.07%	651	43.17%
12	213	55,051,379.46	3.97	8.737	357	83.00	649	43.46
18	1	510,020.58	0.04	6.990	356	80.00	682	42.00
24	3,339	709,146,580.16	51.15	8.334	355	83.05	638	43.09
36	737	185,257,585.37	13.36	7.349	355	79.33	674	40.60
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	4,195	$1,222,464,879.66	88.17%	7.940%	357	80.61%	646	42.74%
Second Lien	2,235	164,069,258.06	11.83	11.214	340	99.71	654	43.23
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	1,742	$302,385,027.75	21.81%	8.155%	355	83.36%	626	42.46%
Full-Alternative Documentation	5	1,582,729.60	0.11	8.323	357	83.32	583	36.24
Limited Documentation	821	218,234,205.00	15.74	7.810	356	83.56	643	40.23
Lite Documentation	303	70,096,789.65	5.06	8.150	355	84.07	641	41.60
Stated Income/Verified Asset (Streamlined) Documentation	3,187	672,532,001.68	48.50	8.615	355	83.34	662	44.03
Stated Income	372	121,703,384.04	8.78	8.199	357	77.07	632	42.22
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	5,212	$1,032,508,893.36	74.47%	8.468%	355	83.72%	652	43.11%
Rate/Term Refinance	81	20,863,021.92	1.50	7.951	348	79.89	645	41.07
Cash Out Refinance	1,137	333,162,222.44	24.03	7.916	356	80.42	633	41.94
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	4,319	$916,914,482.80	66.13%	8.296%	355	82.64%	645	42.52%
Planned Unit Development	963	206,182,799.39	14.87	8.431	355	83.07	641	42.90
Multi Family	516	147,633,385.47	10.65	8.421	355	83.72	661	45.02
Condo	632	115,803,470.06	8.35	8.280	355	83.23	655	42.01
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	6,117	$1,333,336,431.26	96.16%	8.324%	355	82.77%	646	42.81%
Second Home	234	37,918,710.10	2.73	8.396	354	84.60	694	43.77
Investment	79	15,278,996.36	1.10	8.495	355	87.20	668	38.97
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	6,002	$1,274,762,784.48	91.94%	8.305%	355	83.16%	651	42.81%
A	267	71,733,522.13	5.17	8.395	355	81.29	622	42.58
A-	61	15,471,946.15	1.12	8.880	356	81.09	591	44.09
B+	12	2,515,412.51	0.18	8.322	357	70.73	588	40.98
B	48	12,028,522.99	0.87	8.980	357	75.86	567	40.75
C	40	10,021,949.46	0.72	9.034	354	71.65	555	43.45
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	149	$25,573,164.17	1.84%	8.776%	354	82.93%	641	42.97%
Arkansas	12	1,128,844.24	0.08	9.667	357	84.77	587	36.55
California	2,287	636,087,998.77	45.88	8.052	355	82.26	652	42.96
Colorado	25	3,334,727.13	0.24	8.342	357	85.51	637	39.81
Connecticut	40	7,984,550.34	0.58	9.017	353	85.78	633	42.12
Delaware	15	2,996,181.06	0.22	7.970	357	82.24	642	45.58
District Of Columbia	27	6,792,592.48	0.49	8.633	351	83.38	654	40.67
Florida	848	149,591,620.37	10.79	8.561	356	83.17	643	42.90
Georgia	75	12,584,014.92	0.91	8.581	354	82.04	640	41.26
Hawaii	12	3,220,714.61	0.23	7.687	358	84.40	671	47.95
Idaho	14	2,239,526.00	0.16	8.372	358	83.32	671	45.58
Illinois	213	43,386,604.60	3.13	8.757	353	83.65	639	41.38
Indiana	17	910,919.42	0.07	9.264	350	81.70	612	32.75
Iowa	1	137,750.00	0.01	9.470	357	95.00	624	35.00
Kansas	6	422,213.39	0.03	9.477	358	83.96	655	42.38
Kentucky	2	169,757.09	0.01	8.000	320	84.00	686	48.60
Louisiana	103	8,070,833.11	0.58	9.303	350	85.86	605	38.36
Maine	13	2,181,293.44	0.16	8.526	355	83.95	647	36.36
Maryland	181	45,100,064.40	3.25	8.531	356	82.50	633	43.06
Massachusetts	171	38,559,527.47	2.78	8.057	356	83.25	655	43.49
Michigan	47	4,439,885.87	0.32	9.597	350	83.01	609	39.27
Minnesota	9	1,547,782.92	0.11	8.199	353	85.69	652	38.49
Mississippi	49	4,453,873.72	0.32	9.142	349	85.95	611	42.39
Missouri	18	1,900,652.95	0.14	9.102	357	83.22	638	36.28
Montana	4	331,176.24	0.02	9.372	358	89.91	633	52.36
Nebraska	2	84,938.95	0.01	11.031	358	84.00	593	28.00
Nevada	95	16,403,022.28	1.18	8.667	354	82.86	650	42.87
New Hampshire	18	3,040,294.61	0.22	8.556	358	80.42	615	41.93
New Jersey	261	58,859,775.22	4.25	8.570	355	83.00	643	43.44
New Mexico	13	1,689,397.43	0.12	8.576	345	85.44	672	37.80
New York	473	134,996,885.00	9.74	8.303	356	83.45	662	44.76
North Carolina	29	3,433,156.21	0.25	9.003	353	85.21	627	42.43
Ohio	50	4,925,794.67	0.36	9.201	356	85.38	631	40.31
Oklahoma	16	1,309,416.75	0.09	9.882	354	87.98	618	37.24
Oregon	43	6,482,201.75	0.47	8.480	357	83.81	636	38.92
Pennsylvania	73	9,004,224.03	0.65	8.745	355	84.08	614	41.34
Rhode Island	15	2,082,313.80	0.15	9.458	358	83.05	640	45.84
South Carolina	23	2,755,044.76	0.20	8.885	355	83.26	641	42.40
Tennessee	102	10,442,376.05	0.75	8.594	357	84.31	621	39.96
Texas	476	50,728,716.51	3.66	8.710	356	83.55	634	39.44
Utah	12	2,266,422.10	0.16	8.367	351	83.49	639	41.36
Vermont	6	664,700.76	0.05	8.934	358	82.12	638	39.05
Virginia	153	33,594,088.48	2.42	8.893	353	82.76	636	43.92
Washington	212	38,616,337.79	2.79	8.407	356	83.97	643	41.57
West Virginia	1	180,062.06	0.01	9.720	356	95.00	572	44.00
Wisconsin	14	1,616,151.74	0.12	9.258	350	86.37	614	40.84
Wyoming	5	212,548.06	0.02	9.691	357	85.63	618	31.14
Total:	6,430	$1,386,534,137.72	100.00%	8.328%	355	82.87%	647	42.80%

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.500 - 0.999	1	$491,670.76	0.04%	7.470%	358	80.00%	644	46.00%
1.000 - 1.499	1	475,917.80	0.04	8.990	358	80.00	705	50.00
2.500 - 2.999	1	369,600.00	0.03	7.150	358	80.00	707	37.00
3.000 - 3.499	5	1,766,968.76	0.16	8.668	358	80.00	625	44.47
3.500 - 3.999	3	973,257.01	0.09	7.975	356	80.00	650	34.24
4.000 - 4.499	1	182,980.20	0.02	7.875	356	80.00	644	46.00
4.500 - 4.999	6	1,770,846.48	0.16	6.955	357	76.93	652	38.24
5.000 - 5.499	337	117,404,864.81	10.55	7.096	358	79.10	661	41.49
5.500 - 5.999	520	152,269,356.13	13.68	7.488	358	80.11	647	41.28
6.000 - 6.499	1,014	311,911,020.49	28.02	7.836	358	80.36	652	42.71
6.500 - 6.999	750	230,028,484.35	20.67	8.085	358	80.53	648	43.29
7.000 - 7.499	536	153,827,274.85	13.82	8.324	358	82.09	641	43.68
7.500 - 7.999	287	81,270,118.63	7.30	8.562	358	81.80	638	44.07
8.000 - 8.499	232	60,244,011.85	5.41	9.082	357	83.64	622	43.69
8.500 - 8.999	1	86,507.93	0.01	7.800	346	95.00	604	55.00
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$199,920.00	0.02%	7.000%	356	80.00%	683	47.00%
3.500 - 3.999	2	531,156.06	0.05	7.250	356	80.00	656	26.95
5.500 - 5.999	46	20,156,283.13	1.81	5.827	358	73.92	721	38.54
6.000 - 6.499	134	53,561,671.44	4.81	6.304	358	79.36	704	40.21
6.500 - 6.999	345	126,524,770.87	11.37	6.806	358	80.39	677	42.10
7.000 - 7.499	440	145,632,186.70	13.08	7.270	358	79.81	664	43.01
7.500 - 7.999	881	279,556,968.70	25.12	7.783	358	80.34	652	43.30
8.000 - 8.499	596	176,730,766.27	15.88	8.272	358	80.82	636	43.36
8.500 - 8.999	650	179,412,853.95	16.12	8.747	358	81.07	625	43.33
9.000 - 9.499	242	57,950,132.99	5.21	9.261	358	82.72	615	42.42
9.500 - 9.999	228	51,136,458.73	4.59	9.734	357	83.89	598	42.71
10.000 - 10.499	70	13,069,632.08	1.17	10.255	357	87.47	585	40.70
10.500 - 10.999	53	7,459,918.63	0.67	10.707	357	89.45	583	41.38
11.000 - 11.499	6	798,999.25	0.07	11.082	358	86.91	551	46.16
11.500 - 11.999	1	351,161.25	0.03	11.520	357	95.00	560	46.00
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
12.000 - 12.499	46	$20,415,517.30	1.83%	5.830%	358	74.00%	721	38.69%
12.500 - 12.999	132	52,927,635.63	4.76	6.264	358	79.35	705	39.93
13.000 - 13.499	346	127,012,231.91	11.41	6.808	358	80.41	676	42.12
13.500 - 13.999	444	146,670,231.48	13.18	7.278	358	79.76	663	43.00
14.000 - 14.499	883	279,533,392.41	25.11	7.786	358	80.36	652	43.32
14.500 - 14.999	600	178,539,492.84	16.04	8.278	358	80.83	636	43.45
15.000 - 15.499	648	177,168,106.64	15.92	8.751	358	81.06	624	43.22
15.500 - 15.999	248	60,055,771.18	5.40	9.273	358	82.70	616	42.56
16.000 - 16.499	222	49,485,065.43	4.45	9.744	357	83.87	596	42.61
16.500 - 16.999	69	12,958,945.40	1.16	10.244	357	87.81	586	40.51
17.000 - 17.499	50	7,156,329.33	0.64	10.705	357	89.36	583	41.21
17.500 - 17.999	6	798,999.25	0.07	11.082	358	86.91	551	46.16
18.000 - 18.499	1	351,161.25	0.03	11.520	357	95.00	560	46.00
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	14	$2,888,082.74	0.26%	9.180%	357	82.86%	588	44.73%
1.200	1	134,901.56	0.01	9.570	356	59.21	556	55.00
1.500	2	505,726.69	0.05	8.600	353	78.59	652	45.73
2.000	5	1,477,932.17	0.13	7.793	356	82.88	621	40.44
3.000	3,431	1,016,785,509.63	91.35	8.050	358	80.90	642	43.07
4.300	1	516,999.01	0.05	9.595	358	90.00	559	52.00
5.000	241	90,763,728.25	8.15	6.775	358	78.87	708	39.47
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	3,693	$1,112,499,060.80	99.95%	7.949%	358	80.75%	647	42.78%
1.500	2	573,819.25	0.05	8.985	353	80.63	628	50.09
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	1	$426,293.55	0.04%	8.990%	357	79.07%	596	46.00%
4 - 6	3	583,978.86	0.05	9.773	358	90.73	601	47.69
7 - 9	8	936,476.24	0.08	7.282	345	80.96	614	39.54
10 - 12	6	820,958.73	0.07	7.632	347	87.52	662	45.24
13 - 15	4	954,311.66	0.09	9.162	350	83.10	608	36.37
16 - 18	28	6,776,754.96	0.61	8.199	354	83.56	660	39.47
19 - 21	915	262,590,663.01	23.59	8.247	357	80.81	630	43.05
22 - 24	2,203	653,232,260.33	58.69	8.059	358	81.00	641	43.21
28 - 30	1	94,829.42	0.01	8.250	354	80.00	610	49.00
31 - 33	33	8,201,463.81	0.74	8.346	357	82.28	626	39.88
34 - 36	57	16,781,924.59	1.51	7.844	358	80.25	638	42.78
55 - 57	42	15,965,359.02	1.43	7.079	357	80.27	684	38.80
58 - 60	260	91,826,979.68	8.25	7.167	358	80.26	701	42.02
82 - 84	2	507,283.50	0.05	7.575	358	90.39	722	45.50
112 - 114	1	635,645.93	0.06	5.875	353	79.25	713	34.00
115 - 117	49	21,603,095.20	1.94	6.794	357	76.20	711	41.34
118 - 120	82	31,134,601.56	2.80	6.589	358	78.42	717	38.48
Total:	3,695	$1,113,072,880.05	100.00%	7.950%	358	80.75%	647	42.78%

Second Lien Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$211,915,747	$10,595	$297,695
Average Scheduled Principal Balance:	$66,079
Number of Mortgage Loans:	3,207

Weighted Average Gross Coupon:	11.206%	6.500%	14.375%
Weighted Average Fico Score:	652	500	810
Weighted Average Combined Original LTV:	99.59%	83.00%	100.00%
Weighted Average DTI:	43.43%	4.00%	60.00%

Weighted Average Original Term: (mos)	343	180	360
Weighted Average Stated Remaining Term: (mos)	340	165	359
Weighted Average Seasoning: (mos)	2	1	15

Margin:	0.000%	0.000%	0.000%
Minimum Mortgage Rate:	0.000%	0.000%	0.000%
Maximum Mortgage Rate:	0.000%	0.000%	0.000%
Initial Periodic Cap:	0.000%	0.000%	0.000%
Periodic Cap:	0.000%	0.000%	0.000%
Next Rate Adj.(mos):	0	0	0

Maturity Date:		Sep-01-2020	Nov-01-2036
Maximum ZIP Code Concentration:	91335(0.49%)

ARM:	0.00%
Fixed Rate:	100.00%

Interest Only:	0.00%	Single Family:	65.23%
Not Interest Only:	100.00%	Multi Family:	10.21%
Weighted Average IO Term	0	Condo:	9.27%
		Planned Unit Development:	15.28%
First Lien:	0.00%
Second Lien:	100.00%	Top 5 States:
		California	41.49%
Full Documentation:	20.40%	Florida	10.12%
Full-Alternative Documentation:	0.12%	New York	9.70%
Limited Documentation:	11.48%	Illinois	5.12%
Lite Documentation:	4.40%	Maryland	4.12%
Stated Income/Verified Asset (Streamlined) Documentation:	62.70%
Stated Income:	0.89%

Purchase:	82.78%
Cash Out Refinance:	15.70%
Rate/Term Refinance:	1.52%

Owner:	97.71%
Non-Owner:	0.01%
Second Home:	2.29%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	1,282	$42,785,731.35	20.19%	11.240%	339	99.48%	640	41.92%
50,001 - 100,000	1,391	100,248,116.34	47.31	11.301	342	99.56	650	43.49
100,001 - 150,000	463	55,660,040.19	26.27	11.033	340	99.73	661	44.49
150,001 - 200,000	56	9,523,600.82	4.49	11.161	333	99.82	665	43.70
200,001 - 250,000	12	2,855,337.17	1.35	10.755	343	98.75	662	42.80
250,001 - 300,000	3	842,921.10	0.40	11.724	358	100.00	638	41.90
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
6.500 - 6.999	1	$14,900.89	0.01%	6.500%	178	100.00%	611	43.00%
7.500 - 7.999	3	234,686.73	0.11	7.655	219	100.00	681	53.61
8.000 - 8.499	7	528,052.92	0.25	8.299	349	99.22	721	43.36
8.500 - 8.999	40	2,314,850.85	1.09	8.914	347	99.29	704	41.52
9.000 - 9.499	144	7,588,992.55	3.58	9.246	347	99.89	702	41.72
9.500 - 9.999	365	17,265,468.29	8.15	9.878	346	99.65	667	40.77
10.000 - 10.499	82	7,256,163.27	3.42	10.237	335	99.57	688	43.79
10.500 - 10.999	846	63,365,312.73	29.90	10.838	340	99.64	658	43.51
11.000 - 11.499	608	47,554,493.33	22.44	11.220	344	99.63	648	43.81
11.500 - 11.999	271	16,566,321.44	7.82	11.784	332	99.58	643	44.20
12.000 - 12.499	368	20,429,985.90	9.64	12.271	336	99.43	628	43.74
12.500 - 12.999	470	28,745,546.04	13.56	12.732	340	99.46	630	43.98
13.000 - 13.499	1	12,984.79	0.01	13.000	175	90.00	639	47.00
14.000 - 14.499	1	37,987.24	0.02	14.375	358	100.00	610	38.00
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	1	$96,390.03	0.05%	10.750%	177	100.00%	500	54.00%
550 - 574	8	810,380.89	0.38	11.757	335	99.40	571	40.91
575 - 599	401	18,734,972.36	8.84	11.430	339	99.79	589	43.25
600 - 624	805	50,531,135.27	23.84	11.560	343	99.54	613	43.76
625 - 649	679	45,541,609.65	21.49	11.441	340	99.44	637	43.35
650 - 674	520	36,202,864.83	17.08	11.302	339	99.75	662	43.61
675 - 699	326	24,916,490.44	11.76	10.924	337	99.63	686	44.00
700 - 724	247	18,958,489.33	8.95	10.397	342	99.51	711	42.64
725 - 749	115	8,631,871.14	4.07	10.395	348	99.66	735	42.53
750 - 774	69	5,004,326.01	2.36	10.268	337	99.66	759	42.64
775 - 799	27	1,765,730.85	0.83	10.207	333	99.40	787	44.31
800 - 824	9	721,486.17	0.34	10.162	358	99.83	802	36.92
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
80.01 - 85.00	2	$172,408.25	0.08%	12.351%	358	83.38%	646	47.19%
85.01 - 90.00	45	2,422,331.05	1.14	11.245	326	89.90	663	42.96
90.01 - 95.00	166	10,212,707.34	4.82	11.403	343	94.73	646	43.64
95.01 - 100.00	2,994	199,108,300.33	93.96	11.195	340	99.97	652	43.42
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	318	$20,337,035.84	9.60%	11.280%	177	99.57%	652	43.87%
360	2,889	191,578,711.13	90.40	11.199	358	99.59	652	43.38
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	318	$20,337,035.84	9.60%	11.280%	177	99.57%	652	43.87%
301 - 360	2,889	191,578,711.13	90.40	11.199	358	99.59	652	43.38
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	45	$2,680,210.02	1.26%	10.909%	343	99.54%	652	14.82%
20.01 - 25.00	68	3,972,122.63	1.87	10.823	333	99.74	652	23.59
25.01 - 30.00	141	7,168,820.94	3.38	11.034	343	99.48	649	28.09
30.01 - 35.00	232	12,436,911.05	5.87	11.089	333	99.76	648	33.44
35.01 - 40.00	465	28,949,434.67	13.66	11.065	340	99.49	656	38.28
40.01 - 45.00	839	58,712,691.93	27.71	11.203	345	99.64	655	43.28
45.01 - 50.00	1,167	81,777,437.15	38.59	11.387	342	99.56	651	48.10
50.01 - 55.00	209	13,589,044.88	6.41	10.938	332	99.63	642	52.88
55.01 - 60.00	41	2,629,073.70	1.24	10.521	294	99.71	647	57.53
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed	2,937	$194,492,149.14	91.78%	11.199%	355	99.59%	652	43.39%
15/30 Balloon	270	17,423,597.83	8.22	11.294	177	99.56	650	43.81
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,605	$98,986,247.94	46.71%	11.286%	340	99.49%	651	43.40%
12	83	6,552,409.46	3.09	11.423	351	99.16	652	42.82
24	1,455	102,557,453.03	48.40	11.119	340	99.71	652	43.58
36	64	3,819,636.54	1.80	11.138	333	99.85	662	40.97
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Second Lien	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Stated Income/Verified Asset(Streamlined)	1,834	$132,878,306.95	62.70%	11.415%	342	99.68%	661	44.11%
Full Documentation	883	43,240,884.61	20.40	10.940	340	99.68	627	43.55
Limited Documentation	316	24,319,224.93	11.48	10.675	339	99.68	649	40.38
Lite Documentation	135	9,324,552.14	4.40	10.783	331	99.83	646	41.24
Stated Income	37	1,890,189.76	0.89	11.498	327	89.27	664	44.07
Full-Alternative Documentation	2	262,588.58	0.12	11.566	358	100.00	581	31.20
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	2,671	$175,418,653.39	82.78%	11.217%	340	99.79%	653	43.47%
Cash Out Refinance	482	33,273,259.45	15.70	11.158	344	98.63	648	43.18
Rate/Term Refinance	54	3,223,834.13	1.52	11.112	326	98.67	648	43.71
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,112	$138,240,374.37	65.23%	11.156%	341	99.63%	651	43.27%
Planned Unit Development	503	32,388,933.28	15.28	11.348	343	99.67	645	43.27
Multi Family	242	21,637,916.50	10.21	11.428	339	99.11	662	45.10
Condo	350	19,648,522.82	9.27	11.085	337	99.75	657	42.91
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	3,118	$207,053,463.69	97.71%	11.215%	341	99.59%	650	43.40%
Second Home	88	4,849,298.49	2.29	10.842	336	99.76	717	44.62
Investment	1	12,984.79	0.01	13.000	175	90.00	639	47.00
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	3,102	$204,087,085.01	96.31%	11.197%	341	99.60%	653	43.40%
A	96	7,010,349.62	3.31	11.496	334	99.42	635	43.87
A-	9	818,312.34	0.39	11.059	339	100.00	630	47.34
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	84	$4,761,279.95	2.25%	12.185%	335	99.87%	649	43.83%
California	979	87,917,701.18	41.49	10.846	342	99.66	655	43.53
Colorado	16	642,374.16	0.30	11.789	352	99.71	629	41.32
Connecticut	31	1,774,890.27	0.84	11.971	329	99.36	628	43.35
Delaware	8	364,270.70	0.17	11.245	358	100.00	638	49.81
District Of Columbia	13	1,075,761.47	0.51	10.714	318	99.72	670	42.74
Florida	361	21,451,465.25	10.12	11.847	343	99.74	651	43.17
Georgia	57	2,158,624.85	1.02	11.773	336	99.64	644	43.22
Hawaii	5	495,405.57	0.23	10.981	358	100.00	666	46.19
Idaho	7	401,291.35	0.19	10.481	358	100.00	689	46.40
Illinois	211	10,853,221.98	5.12	11.018	327	99.43	641	43.41
Indiana	6	184,938.53	0.09	11.469	321	99.77	616	35.22
Kansas	3	89,278.27	0.04	10.583	358	98.75	662	41.50
Kentucky	3	103,057.43	0.05	11.034	253	100.00	648	48.28
Louisiana	44	1,125,728.61	0.53	11.906	326	99.93	622	40.88
Maine	8	345,066.51	0.16	11.245	338	100.00	662	39.07
Maryland	123	8,729,871.11	4.12	11.781	339	99.70	648	44.44
Massachusetts	108	6,484,925.42	3.06	11.415	343	99.27	652	44.54
Michigan	20	651,383.17	0.31	12.060	331	99.84	648	43.44
Minnesota	8	461,282.72	0.22	9.927	341	100.00	668	43.01
Mississippi	19	571,145.58	0.27	12.044	296	100.00	628	43.41
Missouri	7	188,256.74	0.09	12.197	358	100.00	641	32.90
Montana	3	164,088.91	0.08	11.335	358	100.00	624	49.66
Nebraska	1	16,991.00	0.01	12.375	358	100.00	593	28.00
Nevada	49	2,830,048.47	1.34	11.982	338	99.49	652	43.88
New Hampshire	9	422,180.49	0.20	11.477	358	100.00	623	44.58
New Jersey	120	8,301,005.74	3.92	11.751	338	98.91	656	42.93
New Mexico	4	189,577.04	0.09	10.965	259	100.00	668	39.66
New York	223	20,550,268.67	9.70	11.537	343	99.12	666	44.64
North Carolina	17	523,014.22	0.25	12.068	322	99.53	625	43.38
North Dakota	1	26,367.52	0.01	12.875	358	100.00	649	42.00
Ohio	19	639,757.87	0.30	11.869	333	100.00	655	45.51
Oklahoma	9	222,305.60	0.10	11.823	304	100.00	646	40.73
Oregon	25	1,157,443.85	0.55	11.080	346	100.00	646	42.84
Pennsylvania	25	909,311.42	0.43	11.405	342	100.00	650	39.02
Rhode Island	12	611,849.51	0.29	11.998	358	99.20	650	43.39
South Carolina	16	588,036.95	0.28	11.841	316	99.47	640	42.75
Tennessee	62	1,687,368.05	0.80	8.984	358	99.93	628	43.08
Texas	255	8,006,072.25	3.78	9.931	350	99.88	634	39.46
Utah	12	492,881.11	0.23	11.461	326	100.00	646	44.29
Vermont	3	115,326.52	0.05	11.548	358	98.05	654	40.61
Virginia	89	6,326,641.32	2.99	12.190	325	99.63	645	44.60
Washington	121	6,917,289.24	3.26	10.816	348	99.87	653	42.21
West Virginia	3	142,271.10	0.07	11.796	358	99.11	668	45.11
Wisconsin	5	167,640.57	0.08	11.922	288	100.00	640	42.23
Wyoming	3	76,788.73	0.04	11.505	358	97.35	621	38.85
Total:	3,207	$211,915,746.97	100.00%	11.206%	340	99.59%	652	43.43%

Interest Only Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$184,092,193	$40,000	$1,050,000
Average Scheduled Principal Balance:	$320,718
Number of Mortgage Loans:	574

Weighted Average Gross Coupon:	7.022%	5.450%	10.470%
Weighted Average Fico Score:	685	566	816
Weighted Average Combined Original LTV:	79.40%	5.11%	96.00%
Weighted Average DTI:	39.39%	3.00%	55.00%

Weighted Average Original Term: (mos)	360	360	360
Weighted Average Stated Remaining Term: (mos)	358	347	359
Weighted Average Seasoning: (mos)	2	1	13

Margin:	5.986%	2.750%	8.000%
Minimum Mortgage Rate:	6.990%	3.420%	10.470%
Maximum Mortgage Rate:	13.488%	11.950%	16.970%
Initial Periodic Cap:	4.067%	1.000%	5.800%
Periodic Cap:	1.001%	1.000%	1.500%
Next Rate Adj.(mos):	57	11	118

Maturity Date:		Nov-01-2035	Nov-01-2036
Maximum ZIP Code Concentration:	92677(0.93%)

ARM:	95.14%
Fixed Rate:	4.86%

Interest Only:	100.00%	Single Family:	72.13%
Not Interest Only:	0.00%	Multi Family:	4.22%
Weighted Average IO Term	82	Condo:	11.49%
		Planned Unit Development:	12.15%
First Lien:	100.00%
Second Lien:	0.00%	Top 5 States:
		California	62.57%
Full Documentation:	37.23%	Florida	8.30%
Limited Documentation:	28.53%	New York	4.45%
Lite Documentation:	6.16%	Maryland	3.88%
Stated Income/Verified Asset (Streamlined) Documentation:	22.79%	Washington	3.48%
Stated Income:	5.29%

Purchase:	45.32%
Cash Out Refinance:	50.80%
Rate/Term Refinance:	3.88%

Owner:	98.71%
Non-Owner:	0.06%
Second Home:	1.23%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	2	$86,000.00	0.05%	9.262%	357	46.00%	649	23.98%
50,001 - 100,000	6	476,400.00	0.26	7.813	357	76.93	698	40.02
100,001 - 150,000	62	7,997,332.03	4.34	7.613	357	78.31	668	37.43
150,001 - 200,000	72	12,744,030.13	6.92	7.548	358	79.31	667	40.68
200,001 - 250,000	65	14,726,726.92	8.00	7.055	358	76.42	679	38.47
250,001 - 300,000	69	18,905,980.57	10.27	7.286	358	78.74	680	38.85
300,001 - 350,000	75	24,194,692.25	13.14	7.019	358	79.17	677	40.36
350,001 - 400,000	72	27,161,455.00	14.75	6.857	358	80.64	685	38.70
400,001 - 450,000	49	20,844,879.00	11.32	6.999	357	81.05	691	41.77
450,001 - 500,000	42	20,063,705.01	10.90	6.775	358	80.19	694	40.45
500,001 - 550,000	27	14,215,992.00	7.72	6.924	358	80.62	681	39.26
550,001 - 600,000	10	5,762,800.00	3.13	7.113	358	80.96	689	37.58
600,001 - 650,000	7	4,351,800.00	2.36	6.779	358	78.49	707	42.33
650,001 - 700,000	5	3,379,200.00	1.84	6.990	358	80.00	743	38.59
700,001 - 750,000	1	720,000.00	0.39	7.770	358	80.00	630	43.00
750,001 - 800,000	3	2,313,200.00	1.26	6.323	357	76.53	721	25.39
800,001 - 850,000	4	3,308,000.00	1.80	6.253	357	81.66	658	38.63
850,001 - 900,000	1	860,000.00	0.47	6.175	356	69.35	778	41.00
900,001 - 950,000	1	930,000.00	0.51	7.400	358	75.00	716	25.00
1,000,001 or greater	1	1,050,000.00	0.57	5.575	357	59.17	784	35.00
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	1	$385,000.00	0.21%	5.450%	358	70.00%	759	42.00%
5.500 - 5.999	53	21,259,283.77	11.55	5.765	358	71.16	727	38.73
6.000 - 6.499	87	33,736,831.25	18.33	6.256	358	78.02	711	38.60
6.500 - 6.999	132	44,573,647.00	24.21	6.808	358	80.73	684	38.82
7.000 - 7.499	106	31,677,101.58	17.21	7.246	358	81.08	674	39.92
7.500 - 7.999	115	32,889,380.05	17.87	7.756	357	81.55	661	40.21
8.000 - 8.499	39	9,191,815.26	4.99	8.230	357	79.82	656	38.40
8.500 - 8.999	30	7,646,964.00	4.15	8.732	357	82.46	657	42.52
9.000 - 9.499	6	1,181,070.00	0.64	9.181	358	86.72	670	41.87
9.500 - 9.999	4	981,500.00	0.53	9.777	357	84.86	605	40.71
10.000 - 10.499	1	569,600.00	0.31	10.470	358	80.00	619	45.00
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
550 - 574	1	$190,000.00	0.10%	8.240%	356	47.50%	566	46.00%
575 - 599	30	7,639,010.00	4.15	7.863	358	79.92	589	38.75
600 - 624	70	19,143,843.13	10.40	7.576	358	81.41	612	38.01
625 - 649	59	17,752,151.56	9.64	7.457	358	81.90	635	38.72
650 - 674	109	33,891,019.21	18.41	7.100	358	81.61	665	39.76
675 - 699	101	34,350,608.00	18.66	6.981	357	79.12	686	40.76
700 - 724	87	29,502,166.00	16.03	6.870	358	79.26	711	38.31
725 - 749	53	18,849,010.01	10.24	6.541	358	79.06	735	39.49
750 - 774	36	13,247,540.00	7.20	6.635	358	76.84	761	41.57
775 - 799	20	7,499,745.00	4.07	6.188	358	69.16	786	39.35
800 - 824	8	2,027,100.00	1.10	6.347	358	66.82	807	31.62
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	17	$3,562,053.76	1.93%	6.470%	358	41.13%	705	34.47%
50.01 - 55.00	4	1,463,500.00	0.79	5.964	358	53.53	751	36.26
55.01 - 60.00	4	1,935,000.00	1.05	5.696	357	58.23	771	35.98
60.01 - 65.00	11	2,415,500.00	1.31	6.551	358	63.71	703	34.72
65.01 - 70.00	22	9,971,500.00	5.42	6.249	357	69.43	720	41.02
70.01 - 75.00	19	7,692,300.01	4.18	6.518	358	73.81	701	37.39
75.01 - 80.00	399	123,755,698.57	67.22	7.126	358	79.86	683	39.80
80.01 - 85.00	27	9,291,225.00	5.05	6.907	358	84.34	667	39.88
85.01 - 90.00	37	13,215,240.58	7.18	7.160	358	89.52	663	37.53
90.01 - 95.00	33	10,262,174.99	5.57	7.480	357	94.01	675	39.98
95.01 - 100.00	1	528,000.00	0.29	7.750	357	96.00	667	45.00
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
360	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
301 - 360	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	19	$7,536,810.00	4.09%	6.546%	357	76.20%	691	12.89%
20.01 - 25.00	22	7,208,975.99	3.92	6.947	358	78.68	691	23.45
25.01 - 30.00	40	12,316,353.76	6.69	6.851	358	75.85	675	27.85
30.01 - 35.00	58	16,455,151.50	8.94	6.907	358	79.23	691	33.15
35.01 - 40.00	115	34,643,425.01	18.82	7.093	358	79.76	687	38.12
40.01 - 45.00	209	66,802,911.38	36.29	7.175	358	80.22	677	43.17
45.01 - 50.00	97	33,228,815.29	18.05	7.000	357	80.28	693	47.57
50.01 - 55.00	14	5,899,749.98	3.20	6.352	357	75.82	702	52.88
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	38	$8,950,270.58	4.86%	7.494%	357	80.95%	652	39.79%
Adjustable Rate Mortgage	536	175,141,922.33	95.14	6.997	358	79.32	687	39.37
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/28 ARM IO	253	$76,515,166.27	41.56%	7.409%	357	81.22%	660	39.83%
3/27 ARM IO	15	3,398,600.00	1.85	7.555	358	83.00	658	37.25
5/25 ARM IO	156	50,450,959.76	27.41	6.844	358	80.12	701	39.68
7/23 ARM IO	1	381,000.00	0.21	7.550	358	93.84	736	46.00
10/20 ARM IO	111	44,396,196.30	24.12	6.415	358	74.73	719	38.35
Fixed IO	38	8,950,270.58	4.86	7.494	357	80.95	652	39.79
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
60	375	$116,724,396.03	63.41%	7.182%	358	80.77%	677	39.80%
120	199	67,367,796.88	36.59	6.743	358	77.02	698	38.68
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	141	$40,865,408.27	22.20%	7.530%	358	80.98%	676	39.59%
12	16	5,259,850.00	2.86	7.232	358	81.92	683	42.00
24	189	59,579,222.29	32.36	7.263	358	81.39	661	39.56
36	228	78,387,712.35	42.58	6.559	358	76.89	709	38.99
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	231	$68,540,090.69	37.23%	6.887%	358	78.58%	674	39.50%
Limited Documentation	140	52,515,198.01	28.53	6.796	358	80.28	689	37.36
Stated Income/Verified Asset(Streamlined)	137	41,954,028.21	22.79	7.491	358	80.24	699	42.32
Lite Documentation	36	11,338,076.00	6.16	7.039	358	79.48	670	36.60
Stated Income	30	9,744,800.00	5.29	7.142	357	76.66	706	40.23
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash Out Refinance	274	$93,517,413.34	50.80%	6.856%	358	79.09%	683	39.02%
Purchase	278	83,422,838.28	45.32	7.234	358	79.93	687	39.66
Rate/Term Refinance	22	7,151,941.29	3.88	6.712	357	77.33	695	41.18
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	400	$132,794,113.85	72.13%	7.006%	358	79.55%	685	39.58%
Planned Unit Development	72	22,366,250.00	12.15	7.148	357	78.66	689	39.41
Condo	81	21,155,144.06	11.49	6.956	358	78.81	687	37.46
Multi Family	21	7,776,685.00	4.22	7.099	358	80.59	679	41.44
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	562	$181,726,382.91	98.71%	7.023%	358	79.47%	684	39.41%
Second Home	11	2,261,810.00	1.23	6.859	357	73.91	755	37.45
Investment	1	104,000.00	0.06	8.900	355	80.00	639	47.00
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	553	$176,509,972.91	95.88%	7.000%	358	79.42%	686	39.35%
A	19	6,438,620.00	3.50	7.437	357	79.60	652	38.60
A-	2	1,143,600.00	0.62	8.063	357	74.98	656	50.02
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	5	$871,220.00	0.47%	7.757%	357	80.59%	643	38.09%
California	300	115,192,293.51	62.57	6.803	358	78.45	693	39.60
Colorado	5	1,246,820.00	0.68	7.152	358	79.98	666	40.18
Connecticut	4	1,021,150.00	0.55	7.212	358	83.98	686	37.40
Delaware	2	486,000.00	0.26	7.217	357	77.81	639	39.78
District Of Columbia	2	629,200.00	0.34	6.768	358	80.00	772	36.46
Florida	69	15,287,288.13	8.30	7.484	357	80.35	668	37.79
Georgia	10	2,001,525.00	1.09	7.579	357	81.55	689	39.99
Illinois	21	5,461,656.29	2.97	7.418	357	78.55	677	33.82
Indiana	1	145,600.00	0.08	7.395	357	80.00	622	26.00
Iowa	1	137,750.00	0.07	9.470	357	95.00	624	35.00
Kansas	1	119,200.00	0.06	7.525	358	80.00	758	31.00
Louisiana	2	223,000.00	0.12	8.899	357	84.76	590	32.43
Maryland	24	7,138,130.00	3.88	7.261	358	80.86	689	39.39
Massachusetts	19	5,321,320.00	2.89	7.207	358	84.46	664	37.12
Michigan	2	277,650.00	0.15	8.379	358	87.96	628	43.00
Minnesota	1	196,200.00	0.11	7.250	358	90.00	619	43.00
Missouri	1	102,000.00	0.06	8.670	357	80.00	615	31.00
Nevada	5	1,621,600.00	0.88	6.833	358	78.98	708	40.04
New Hampshire	1	220,000.00	0.12	6.900	358	80.00	701	42.00
New Jersey	17	4,741,950.00	2.58	7.467	358	80.34	652	42.01
New York	20	8,194,185.00	4.45	7.139	358	81.79	684	42.78
North Carolina	6	635,285.98	0.35	7.641	356	80.00	666	40.73
Pennsylvania	6	751,920.00	0.41	7.851	358	80.69	642	37.10
Rhode Island	2	461,050.00	0.25	7.457	358	89.37	702	34.50
South Carolina	2	488,850.00	0.27	7.314	357	76.82	653	46.09
Tennessee	3	366,356.00	0.20	7.252	358	80.00	653	47.34
Texas	8	1,137,773.00	0.62	7.228	358	79.90	696	35.12
Utah	3	701,220.00	0.38	8.109	357	85.45	613	31.40
Virginia	8	2,501,020.00	1.36	7.666	358	82.72	649	39.71
Washington	23	6,412,980.00	3.48	7.482	358	79.77	669	41.82
Total:	574	$184,092,192.91	100.00%	7.022%	358	79.40%	685	39.39%

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2.500 - 2.999	1	$369,600.00	0.21%	7.150%	358	80.00%	707	37.00%
3.000 - 3.499	1	199,920.00	0.11	7.000	356	80.00	683	47.00
3.500 - 3.999	1	306,000.00	0.17	6.750	357	85.00	630	42.00
4.500 - 4.999	3	1,005,000.00	0.57	6.045	358	66.99	702	30.45
5.000 - 5.499	134	47,665,224.31	27.22	6.371	358	75.63	699	38.83
5.500 - 5.999	114	37,288,806.98	21.29	6.820	358	79.59	683	38.79
6.000 - 6.499	155	48,020,274.05	27.42	7.258	358	80.09	678	39.59
6.500 - 6.999	66	22,433,522.00	12.81	7.418	358	81.78	685	39.07
7.000 - 7.499	39	11,986,025.00	6.84	7.746	358	84.26	691	42.44
7.500 - 7.999	17	4,966,700.00	2.84	8.003	357	82.07	673	42.95
8.000 - 8.499	5	900,849.99	0.51	8.679	357	91.40	681	36.10
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$199,920.00	0.11%	7.000%	356	80.00%	683	47.00%
5.000 - 5.499	1	385,000.00	0.22	5.450	358	70.00	759	42.00
5.500 - 5.999	53	21,259,283.77	12.14	5.765	358	71.16	727	38.73
6.000 - 6.499	84	33,196,931.25	18.95	6.254	358	78.00	712	38.60
6.500 - 6.999	125	42,285,642.00	24.14	6.804	358	80.53	686	38.93
7.000 - 7.499	95	29,180,616.00	16.66	7.245	358	80.86	677	39.91
7.500 - 7.999	107	31,426,400.05	17.94	7.776	358	81.59	662	40.20
8.000 - 8.499	34	8,152,915.26	4.66	8.224	357	80.73	658	38.17
8.500 - 8.999	27	6,897,964.00	3.94	8.723	357	83.46	652	42.14
9.000 - 9.499	4	606,150.00	0.35	9.243	358	90.74	657	39.37
9.500 - 9.999	4	981,500.00	0.56	9.777	357	84.86	605	40.71
10.000 - 10.499	1	569,600.00	0.33	10.470	358	80.00	619	45.00
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	1	$385,000.00	0.22%	5.450%	358	70.00%	759	42.00%
12.000 - 12.499	54	21,459,203.77	12.25	5.777	358	71.24	727	38.80
12.500 - 12.999	86	33,906,931.25	19.36	6.261	358	78.09	711	38.62
13.000 - 13.499	125	42,248,938.00	24.12	6.817	358	80.50	686	39.07
13.500 - 13.999	95	28,849,320.00	16.47	7.249	358	80.91	677	39.63
14.000 - 14.499	107	31,161,236.31	17.79	7.765	357	81.70	662	40.15
14.500 - 14.999	34	8,397,759.00	4.79	8.262	357	80.23	655	38.91
15.000 - 15.499	23	5,720,465.00	3.27	8.723	358	84.18	653	41.32
15.500 - 15.999	6	1,461,969.00	0.83	9.065	356	84.45	668	43.53
16.000 - 16.499	4	981,500.00	0.56	9.777	357	84.86	605	40.71
16.500 - 16.999	1	569,600.00	0.33	10.470	358	80.00	619	45.00
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	5	$960,790.00	0.55%	8.135%	357	83.58%	649	40.12%
1.500	1	423,899.00	0.24	8.750	352	80.00	660	48.00
2.000	2	673,999.99	0.38	7.271	356	85.90	672	31.39
3.000	262	78,195,033.57	44.65	7.399	358	81.23	661	39.78
5.000	265	94,580,199.77	54.00	6.644	358	77.65	709	39.03
5.800	1	308,000.00	0.18	7.025	357	80.00	751	45.00
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	535	$174,718,023.33	99.76%	6.993%	358	79.32%	687	39.35%
1.500	1	423,899.00	0.24	8.750	352	80.00	660	48.00
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
10 - 12	1	$213,750.00	0.12%	7.675%	347	95.00%	678	43.00%
16 - 18	4	732,395.00	0.42	8.242	353	80.00	664	45.43
19 - 21	87	25,429,696.14	14.52	7.538	357	81.67	659	40.41
22 - 24	161	50,139,325.13	28.63	7.331	358	80.95	661	39.44
31 - 33	4	756,600.00	0.43	7.609	357	81.40	663	30.84
34 - 36	11	2,642,000.00	1.51	7.539	358	83.46	657	39.09
55 - 57	23	7,693,105.00	4.39	6.777	357	80.14	685	36.78
58 - 60	133	42,757,854.76	24.41	6.856	358	80.12	704	40.20
82 - 84	1	381,000.00	0.22	7.550	358	93.84	736	46.00
115 - 117	30	13,363,156.30	7.63	6.545	357	74.45	712	37.68
118 - 120	81	31,033,040.00	17.72	6.358	358	74.85	721	38.63
Total:	536	$175,141,922.33	100.00%	6.997%	358	79.32%	687	39.37%

Silent Second Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,070,095,643	$39,875	$1,478,003
Average Scheduled Principal Balance:	$270,431
Number of Mortgage Loans:	3,957

Weighted Average Gross Coupon:	7.895%	5.525%	11.750%
Weighted Average Fico Score:	653	500	810
Weighted Average Combined Original LTV:	79.97%	67.11%	95.00%
Weighted Average DTI:	43.48%	4.00%	60.00%

Weighted Average Original Term: (mos)	360	180	360
Weighted Average Stated Remaining Term: (mos)	358	177	359
Weighted Average Seasoning: (mos)	2	1	16

Margin:	6.426%	0.610%	8.050%
Minimum Mortgage Rate:	7.882%	3.000%	11.345%
Maximum Mortgage Rate:	14.383%	12.000%	17.845%
Initial Periodic Cap:	3.109%	1.000%	5.800%
Periodic Cap:	1.000%	1.000%	1.500%
Next Rate Adj.(mos):	28	8	118

Maturity Date:		Sep-01-2021	Nov-01-2036
Maximum ZIP Code Concentration:	11432(0.45%)

ARM:	93.87%
Fixed Rate:	6.13%

Interest Only:	9.86%	Single Family:	64.51%
Not Interest Only:	90.14%	Multi Family:	10.26%
Weighted Average IO Term	74	Condo:	9.49%
		Planned Unit Development:	15.74%
First Lien:	100.00%
Second Lien:	0.00%	Top 5 States:
		California	42.11%
Full Documentation:	19.98%	Florida	9.85%
Full-Alternative Documentation:	0.12%	New York	9.04%
Limited Documentation:	12.28%	Illinois	5.30%
Lite Documentation:	4.55%	Maryland	4.07%
Stated Income/Verified Asset (Streamlined) Documentation:	61.24%
Stated Income:	1.83%

Purchase:	81.57%
Cash Out Refinance:	16.92%
Rate/Term Refinance:	1.51%

Owner:	97.61%
Non-Owner:	0.09%
Second Home:	2.30%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	38	$1,749,581.53	0.16%	8.995%	356	76.68%	637	36.31%
50,001 - 100,000	347	27,283,097.73	2.55	8.620	357	80.09	626	40.77
100,001 - 150,000	553	69,012,511.04	6.45	8.268	358	80.15	636	41.91
150,001 - 200,000	605	106,544,889.68	9.96	8.107	357	80.05	644	42.69
200,001 - 250,000	502	113,053,408.09	10.56	8.021	358	80.05	645	43.65
250,001 - 300,000	482	132,532,933.52	12.39	7.892	358	80.00	651	43.33
300,001 - 350,000	419	135,697,783.11	12.68	7.794	358	79.97	650	43.91
350,001 - 400,000	279	104,652,493.41	9.78	7.700	358	80.03	658	43.79
400,001 - 450,000	237	100,852,924.89	9.42	7.758	358	80.01	660	44.84
450,001 - 500,000	183	87,375,360.94	8.17	7.602	358	79.83	667	44.82
500,001 - 550,000	124	65,000,505.32	6.07	7.856	358	79.96	654	43.64
550,001 - 600,000	85	49,039,684.31	4.58	7.784	358	79.96	668	43.22
600,001 - 650,000	29	18,111,994.91	1.69	7.739	358	79.69	672	43.89
650,001 - 700,000	27	18,280,191.35	1.71	7.830	358	80.00	664	42.70
700,001 - 750,000	16	11,617,925.87	1.09	7.963	357	80.93	660	45.50
750,001 - 800,000	8	6,195,014.71	0.58	7.860	358	80.00	673	36.42
800,001 - 850,000	2	1,668,040.80	0.16	8.481	358	75.33	669	41.60
850,001 - 900,000	4	3,514,526.45	0.33	8.179	357	77.52	668	44.30
900,001 - 950,000	3	2,785,980.72	0.26	8.218	358	80.00	652	42.29
950,001 - 1,000,000	6	5,850,881.32	0.55	7.324	358	79.15	660	42.51
1,000,001 or greater	8	9,275,912.94	0.87	8.035	357	78.05	658	40.20
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	21	$7,870,179.69	0.74%	5.795%	358	79.11%	710	40.96%
6.000 - 6.499	128	44,724,241.97	4.18	6.274	358	79.92	696	41.95
6.500 - 6.999	373	123,422,867.69	11.53	6.804	358	79.92	679	42.75
7.000 - 7.499	499	150,999,294.18	14.11	7.270	357	79.96	663	43.19
7.500 - 7.999	1,061	297,514,709.29	27.80	7.785	358	79.88	655	43.63
8.000 - 8.499	733	191,335,986.23	17.88	8.272	358	79.96	641	43.87
8.500 - 8.999	719	171,195,695.20	16.00	8.742	358	79.91	635	43.98
9.000 - 9.499	237	48,478,565.14	4.53	9.235	358	80.28	626	43.83
9.500 - 9.999	138	27,831,575.74	2.60	9.723	358	80.47	624	43.38
10.000 - 10.499	27	4,015,685.03	0.38	10.215	358	82.24	613	42.36
10.500 - 10.999	16	2,320,058.50	0.22	10.730	357	84.57	620	43.93
11.000 - 11.499	4	242,501.30	0.02	11.288	357	86.55	549	36.26
11.500 - 11.999	1	144,282.68	0.01	11.750	357	85.00	504	54.00
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	8	$1,088,371.62	0.10%	8.753%	357	80.08%	506	43.45%
525 - 549	14	2,415,171.50	0.23	9.629	357	83.55	537	41.82
550 - 574	30	7,069,039.76	0.66	8.896	358	85.41	566	42.66
575 - 599	465	86,715,079.57	8.10	8.151	358	79.97	589	43.88
600 - 624	979	249,026,378.45	23.27	8.234	358	79.96	613	43.85
625 - 649	823	228,858,960.20	21.39	8.063	358	79.89	637	43.54
650 - 674	648	185,416,127.31	17.33	7.834	357	79.88	662	43.57
675 - 699	408	129,024,511.10	12.06	7.569	358	79.99	686	43.63
700 - 724	306	94,766,929.38	8.86	7.353	358	79.91	711	42.40
725 - 749	140	43,701,761.53	4.08	7.271	358	80.00	735	42.41
750 - 774	86	26,247,266.60	2.45	7.236	358	79.87	760	42.81
775 - 799	39	12,045,736.61	1.13	7.257	358	79.44	787	44.18
800 - 824	11	3,720,309.01	0.35	7.725	358	80.00	802	39.62
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
65.01 - 70.00	6	$1,212,708.20	0.11%	6.844%	358	68.69%	691	45.45%
70.01 - 75.00	41	13,662,002.67	1.28	8.218	357	74.46	649	43.16
75.01 - 80.00	3,870	1,047,848,737.48	97.92	7.880	358	79.98	653	43.46
80.01 - 85.00	15	2,360,173.00	0.22	9.607	357	84.44	576	42.89
85.01 - 90.00	9	1,897,252.93	0.18	9.632	357	90.00	578	48.16
90.01 - 95.00	16	3,114,768.36	0.29	9.562	358	95.00	588	47.05
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	1	$177,565.49	0.02%	7.495%	177	80.00%	659	28.00%
360	3,956	1,069,918,077.15	99.98	7.895	358	79.97	653	43.48
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	1	$177,565.49	0.02%	7.495%	177	80.00%	659	28.00%
301 - 360	3,956	1,069,918,077.15	99.98	7.895	358	79.97	653	43.48
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	47	$12,876,808.78	1.20%	7.480%	358	80.06%	655	14.73%
20.01 - 25.00	76	17,271,266.50	1.61	7.558	358	79.92	649	23.54
25.01 - 30.00	162	33,575,733.10	3.14	7.779	357	79.85	654	28.17
30.01 - 35.00	299	66,369,871.96	6.20	7.854	358	79.95	656	33.40
35.01 - 40.00	573	149,394,332.48	13.96	7.881	358	79.91	655	38.27
40.01 - 45.00	1,041	295,675,551.03	27.63	7.888	358	79.89	655	43.21
45.01 - 50.00	1,440	412,789,755.82	38.58	8.009	358	80.05	651	48.12
50.01 - 55.00	270	69,689,897.63	6.51	7.645	358	79.96	644	52.96
55.01 - 60.00	49	12,452,425.34	1.16	7.230	357	79.99	644	57.48
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	341	$65,566,972.95	6.13%	7.971%	357	79.83%	640	43.26%
Adjustable Rate Mortgage	3,616	1,004,528,669.69	93.87	7.890	358	79.98	654	43.49
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/28 ARM	764	$153,183,455.07	14.31%	8.318%	358	79.96%	645	42.69%
2/28 ARM Balloon	2,167	645,433,981.65	60.32	7.970	358	80.00	645	44.24
2/28 ARM IO	197	58,698,731.28	5.49	7.392	358	79.99	667	40.46
3/27 ARM	35	5,737,899.10	0.54	8.669	357	80.22	633	44.17
3/27 ARM Balloon	42	12,910,206.11	1.21	7.707	358	80.14	651	42.68
3/27 ARM IO	9	1,892,700.00	0.18	7.613	358	80.00	662	35.85
5/25 ARM	47	13,449,894.35	1.26	7.543	358	79.98	699	42.62
5/25 ARM Balloon	173	57,128,072.45	5.34	7.256	358	79.89	698	43.11
5/25 ARM IO	101	30,750,206.00	2.87	7.019	358	79.93	702	40.13
7/23 ARM Balloon	1	126,283.50	0.01	7.650	358	80.00	680	44.00
10/20 ARM	11	2,626,576.72	0.25	7.204	358	79.83	708	41.81
10/20 ARM Balloon	37	11,341,907.17	1.06	7.168	357	79.65	708	45.43
10/20 ARM IO	32	11,248,756.29	1.05	6.787	358	79.43	711	39.53
Fixed	192	27,176,413.11	2.54	8.200	356	79.80	641	42.66
Fixed IO	12	2,938,790.00	0.27	7.561	357	80.00	670	42.62
30/40 Balloon	86	20,546,786.78	1.92	8.003	358	80.12	632	44.57
30/50 Balloon	51	14,904,983.06	1.39	7.589	358	79.46	645	42.67
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	3,606	$964,566,459.07	90.14%	7.968%	358	79.97%	650	43.83%
Interest Only	351	105,529,183.57	9.86	7.227	358	79.92	682	40.24
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	3,606	$964,566,459.07	90.14%	7.968%	358	79.97%	650	43.83%
60	270	80,735,957.28	7.54	7.264	358	79.97	679	40.22
120	81	24,793,226.29	2.32	7.109	358	79.74	691	40.29
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,210	$343,728,154.68	32.12%	8.092%	358	79.91%	656	43.95%
12	146	46,702,546.45	4.36	8.302	358	79.97	655	43.37
18	1	510,020.58	0.05	6.990	356	80.00	682	42.00
24	2,081	560,903,246.51	52.42	7.835	358	80.02	646	43.57
36	519	118,251,674.42	11.05	7.446	358	79.85	674	41.68
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Stated Income/Verified Asset(Streamlined)	2,235	$655,318,404.26	61.24%	8.079%	358	79.94%	661	44.07%
Full Documentation	1,079	213,753,574.32	19.98	7.723	358	80.07	629	43.86
Limited Documentation	418	131,393,970.05	12.28	7.370	358	79.97	649	40.34
Lite Documentation	172	48,695,787.32	4.55	7.562	357	80.19	647	42.00
Stated Income	50	19,613,765.67	1.83	7.960	358	79.01	664	44.38
Full-Alternative Documentation	3	1,320,141.02	0.12	7.677	357	80.00	583	37.24
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	3,294	$872,830,992.09	81.57%	7.929%	358	80.01%	653	43.50%
Cash Out Refinance	603	181,067,930.91	16.92	7.745	357	79.76	649	43.30
Rate/Term Refinance	60	16,196,719.64	1.51	7.737	358	79.88	657	44.28
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,579	$690,365,505.63	64.51%	7.884%	358	79.98%	651	43.38%
Planned Unit Development	639	168,420,274.52	15.74	8.011	358	79.95	647	43.23
Multi Family	294	109,793,898.89	10.26	7.903	358	79.93	663	45.11
Condo	445	101,515,963.60	9.49	7.762	358	79.96	661	42.76
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	3,841	$1,044,521,296.98	97.61%	7.896%	358	79.97%	651	43.45%
Second Home	111	24,633,201.15	2.30	7.799	358	79.99	715	44.68
Investment	5	941,144.51	0.09	8.787	357	80.28	699	39.54
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
AA	3,822	$1,028,167,281.18	96.08%	7.885%	358	79.97%	653	43.45%
A	122	38,062,323.14	3.56	8.093	358	79.83	638	43.83
A-	10	3,336,395.87	0.31	8.220	358	80.00	629	47.51
B	2	385,359.77	0.04	9.109	358	80.00	528	48.96
C	1	144,282.68	0.01	11.750	357	85.00	504	54.00
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Arizona	110	$23,855,254.16	2.23%	8.214%	358	79.95%	649	44.19%
Arkansas	2	125,652.96	0.01	8.931	358	78.77	624	44.99
California	1,212	450,623,975.79	42.11	7.667	358	79.96	656	43.33
Colorado	21	3,500,141.49	0.33	7.865	358	80.00	644	41.26
Connecticut	40	9,472,894.66	0.89	8.380	358	80.03	635	43.50
Delaware	11	2,234,979.21	0.21	7.700	358	80.00	657	47.41
District Of Columbia	15	4,908,035.29	0.46	8.082	358	80.00	674	42.38
Florida	443	105,384,481.84	9.85	7.995	358	79.96	652	43.41
Georgia	77	13,335,853.77	1.25	8.298	357	80.12	641	42.75
Hawaii	6	2,211,357.80	0.21	7.365	358	80.00	664	45.54
Idaho	9	1,827,855.26	0.17	7.729	358	80.19	676	46.01
Illinois	271	56,743,142.82	5.30	8.391	358	80.05	642	44.01
Indiana	12	1,149,827.64	0.11	8.544	357	80.67	600	39.16
Iowa	2	151,537.49	0.01	9.281	357	80.00	613	28.78
Kansas	4	452,014.25	0.04	9.232	358	80.00	648	42.71
Kentucky	3	412,415.74	0.04	7.605	356	80.00	648	48.94
Louisiana	55	5,402,978.14	0.50	8.608	357	79.96	616	40.48
Maine	8	1,380,245.32	0.13	8.203	358	80.00	662	39.07
Maryland	149	43,529,707.78	4.07	8.036	358	80.19	648	44.41
Massachusetts	129	33,661,612.43	3.15	7.638	358	80.00	654	44.51
Michigan	29	3,792,033.73	0.35	9.037	357	80.08	643	42.82
Minnesota	9	2,001,817.09	0.19	7.819	358	80.00	666	43.09
Mississippi	27	2,889,308.78	0.27	8.558	356	80.51	624	43.23
Missouri	11	1,125,673.02	0.11	9.201	357	80.00	638	36.31
Montana	2	481,021.07	0.04	7.494	358	80.00	631	55.00
Nebraska	1	67,947.95	0.01	10.695	358	80.00	593	28.00
Nevada	56	13,433,789.40	1.26	8.176	358	79.93	651	44.11
New Hampshire	13	2,603,793.03	0.24	7.930	358	80.00	621	45.46
New Jersey	136	40,601,509.73	3.79	7.973	358	79.87	655	43.78
New Mexico	6	976,050.93	0.09	8.388	355	80.00	660	41.59
New York	250	96,733,763.21	9.04	7.748	358	79.76	666	44.57
North Carolina	21	2,655,710.80	0.25	8.294	357	80.00	639	42.71
North Dakota	1	105,422.60	0.01	9.820	358	80.00	649	42.00
Ohio	27	3,266,655.37	0.31	8.477	358	80.34	648	45.31
Oklahoma	12	1,055,400.48	0.10	8.392	357	79.64	640	39.51
Oregon	29	5,367,167.54	0.50	7.876	358	80.35	642	43.02
Pennsylvania	34	5,206,803.59	0.49	7.913	358	79.85	644	41.83
Rhode Island	13	2,905,525.12	0.27	8.124	358	80.00	653	44.06
South Carolina	18	2,827,773.22	0.26	8.298	346	79.91	640	42.60
Tennessee	77	9,134,502.32	0.85	8.277	358	80.10	632	42.29
Texas	313	39,969,565.42	3.74	8.434	358	80.03	637	40.12
Utah	15	2,759,998.97	0.26	8.075	358	80.00	651	42.79
Vermont	4	714,169.46	0.07	8.430	358	80.00	671	42.77
Virginia	112	32,990,502.56	3.08	8.301	358	79.98	644	44.83
Washington	146	34,013,299.55	3.18	7.811	358	79.99	652	42.75
West Virginia	3	601,156.01	0.06	7.876	358	80.00	675	44.94
Wisconsin	10	1,098,839.22	0.10	9.017	357	80.38	628	42.85
Wyoming	3	352,478.63	0.03	7.623	358	79.61	620	40.44
Total:	3,957	$1,070,095,642.64	100.00%	7.895%	358	79.97%	653	43.48%

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.500 - 0.999	1	$491,670.76	0.05%	7.470%	358	80.00%	644	46.00%
1.000 - 1.499	1	475,917.80	0.05	8.990	358	80.00	705	50.00
2.500 - 2.999	1	369,600.00	0.04	7.150	358	80.00	707	37.00
3.000 - 3.499	9	2,515,269.44	0.25	8.703	358	80.41	634	43.58
3.500 - 3.999	3	973,257.01	0.10	7.975	356	80.00	650	34.24
4.000 - 4.499	1	182,980.20	0.02	7.875	356	80.00	644	46.00
4.500 - 4.999	4	1,353,502.22	0.13	7.223	357	80.00	650	44.30
5.000 - 5.499	351	104,598,004.62	10.41	7.245	358	79.90	657	42.81
5.500 - 5.999	592	151,142,668.81	15.05	7.543	358	79.97	650	42.46
6.000 - 6.499	1,056	299,392,394.56	29.80	7.797	358	79.91	658	43.32
6.500 - 6.999	737	210,595,943.17	20.96	8.043	358	79.94	652	43.70
7.000 - 7.499	514	136,136,739.67	13.55	8.255	358	80.05	651	44.22
7.500 - 7.999	247	69,081,109.36	6.88	8.437	358	80.01	652	44.89
8.000 - 8.499	99	27,219,612.07	2.71	8.864	358	80.72	638	45.10
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	2	$304,726.74	0.03%	7.282%	355	80.00%	660	43.22%
3.500 - 3.999	2	531,156.06	0.05	7.250	356	80.00	656	26.95
5.500 - 5.999	23	8,034,462.99	0.80	5.857	358	79.13	708	40.82
6.000 - 6.499	125	44,574,349.16	4.44	6.327	358	79.92	695	41.91
6.500 - 6.999	347	115,321,559.24	11.48	6.809	358	79.95	680	42.62
7.000 - 7.499	458	140,124,551.49	13.95	7.273	358	79.99	665	43.32
7.500 - 7.999	980	280,330,430.98	27.91	7.789	358	79.89	655	43.64
8.000 - 8.499	672	180,370,318.12	17.96	8.273	358	79.96	641	43.91
8.500 - 8.999	646	159,741,669.43	15.90	8.742	358	79.91	635	44.08
9.000 - 9.499	202	43,506,140.45	4.33	9.233	358	80.33	625	43.88
9.500 - 9.999	119	25,690,835.71	2.56	9.725	358	80.52	625	43.44
10.000 - 10.499	25	3,875,907.50	0.39	10.220	358	82.32	614	42.54
10.500 - 10.999	13	2,011,657.85	0.20	10.710	357	83.84	629	43.86
11.000 - 11.499	2	110,903.97	0.01	11.227	357	86.36	558	35.61
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
12.000 - 12.499	23	$8,293,697.16	0.83%	5.863%	358	79.16%	708	41.13%
12.500 - 12.999	123	43,940,313.35	4.37	6.280	358	79.92	696	41.59
13.000 - 13.499	348	115,384,047.86	11.49	6.809	358	79.95	680	42.63
13.500 - 13.999	461	140,967,663.37	14.03	7.278	358	79.99	665	43.40
14.000 - 14.499	989	282,000,447.93	28.07	7.792	358	79.89	655	43.65
14.500 - 14.999	675	181,542,169.42	18.07	8.282	358	79.95	641	43.96
15.000 - 15.499	639	157,303,879.11	15.66	8.745	358	79.92	634	44.01
15.500 - 15.999	204	44,313,678.65	4.41	9.234	358	80.37	627	43.69
16.000 - 16.499	118	25,343,477.45	2.52	9.738	358	80.58	623	43.54
16.500 - 16.999	22	3,366,659.53	0.34	10.215	358	81.61	620	41.44
17.000 - 17.499	13	2,025,642.10	0.20	10.719	357	83.82	629	43.65
17.500 - 17.999	1	46,993.76	0.00	11.345	358	95.00	561	31.00
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	5	$804,450.06	0.08%	8.217%	357	79.79%	642	42.81%
1.500	1	423,899.00	0.04	8.750	352	80.00	660	48.00
2.000	2	639,422.00	0.06	7.236	357	80.00	650	39.21
2.900	1	100,734.71	0.01	8.990	357	80.00	597	47.00
3.000	3,425	946,275,234.47	94.20	7.941	358	79.99	651	43.64
5.000	181	55,976,929.45	5.57	7.014	358	79.77	704	40.97
5.800	1	308,000.00	0.03	7.025	357	80.00	751	45.00
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	3,615	$1,004,104,770.69	99.96%	7.889%	358	79.98%	654	43.49%
1.500	1	423,899.00	0.04	8.750	352	80.00	660	48.00
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
7 - 9	5	$598,430.27	0.06%	6.896%	345	79.72%	623	44.63%
10 - 12	3	351,608.40	0.04	7.585	348	79.93	641	41.44
13 - 15	3	509,916.35	0.05	8.017	350	80.00	685	36.69
16 - 18	22	5,375,260.63	0.54	7.936	354	79.93	675	42.05
19 - 21	812	218,038,350.88	21.71	8.034	357	80.03	647	44.10
22 - 24	2,283	632,442,601.47	62.96	7.980	358	79.98	646	43.59
28 - 30	2	302,457.44	0.03	8.024	354	80.00	633	46.94
31 - 33	31	5,739,870.27	0.57	8.134	357	80.14	638	42.80
34 - 36	53	14,498,477.50	1.44	7.899	358	80.16	651	42.24
55 - 57	38	12,134,212.67	1.21	7.038	357	79.65	697	41.67
58 - 60	283	89,193,960.13	8.88	7.247	358	79.95	699	42.20
82 - 84	1	126,283.50	0.01	7.650	358	80.00	680	44.00
115 - 117	31	9,816,167.80	0.98	7.250	357	79.84	714	41.35
118 - 120	49	15,401,072.38	1.53	6.843	358	79.39	707	43.10
Total:	3,616	$1,004,528,669.69	100.00%	7.890%	358	79.98%	654	43.49%

Free Writing Prospectus for

JPMAC 2006-WMC4

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Asset Backed Pass-Through Certificates, Series 2006-WMC4

Rule 144A Private Placement

$19,120,000 (Approximate)

Subject to Revision

December 11, 2006 – Free Writing Prospectus

The information contained herein is qualified in its entirety by the information in the Offering Document for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final Offering Document relating to the securities.  These materials are subject to change, completion or amendment from time to time.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final Offering Document relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

JPMORGAN IS ACTING AS INITIAL PURCHASER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2006   JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc., member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

New Issue Free Writing Prospectus

$19,120,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

WMC Mortgage Corp.

Originator

JPMorgan Chase Bank, National Association

Servicer

Asset Backed Pass-Through Certificates, Series 2006-WMC4

December 11, 2006

Expected Timing:	Pricing Date:	On or about December [14], 2006
	Closing Date:	On or about December 20, 2006
	First Payment Date:	January 25, 2007, or first business day thereafter

Structure:	Bond Structure	$1,853,677,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Preliminary Term Sheet

Date Prepared: December [11], 2006

$19,120,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

	Principal	WAL (Years)	Principal Window	Expected Rating	Assumed Final	Certificate Type /
Class(2,3,4)	Amount ($)(1)	Call/Mat(2,5)	(Months) Call/Mat(2,5)	(Moody’s/S&P/Fitch)	Distribution Date (6)	Certificate Rate(3)
A-1A	$376,675,000	Not Marketed Hereby		Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior
A-1B	41,853,000	Not Marketed Hereby		Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior Mezz
A-2	519,300,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2034	Fltg Rate Group II Senior Sequential
A-3	218,400,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-4	198,900,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-5	167,774,000	Not Marketed Hereby		Aaa/AAA/AAA	December 2036	Fltg Rate Group II Senior Sequential
M-1	66,920,000	Not Marketed Hereby		Aa1/AA+/AA+	December 2036	Fltg Rate Sequential Mezzanine
M-2	56,404,000	Not Marketed Hereby		Aa2/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-3	34,415,000	Not Marketed Hereby		Aa3/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-4	31,548,000	Not Marketed Hereby		A1/AA-/AA-	December 2036	Fltg Rate Mezzanine
M-5	30,592,000	Not Marketed Hereby		A2/A+/A+	December 2036	Fltg Rate Mezzanine
M-6	27,724,000	Not Marketed Hereby		A3/A/A	December 2036	Fltg Rate Mezzanine
M-7	27,724,000	Not Marketed Hereby		Baa1/A-/A-	December 2036	Fltg Rate Mezzanine
M-8	19,120,000	Not Marketed Hereby		Baa2/BBB+/BBB+	December 2036	Fltg Rate Mezzanine
M-9	17,208,000	Not Marketed Hereby		Baa3/BBB/BBB	December 2036	Fltg Rate Mezzanine
M-10	19,120,000	4.54 / 4.72	37 - 80 / 37 - 98	Ba1/BBB-/BBB-	December 2036	Fltg Rate Subordinate
Total:	$1,853,677,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class A-1A and Class A-1B Certificates are backed primarily by the cashflow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are backed primarily by the cashflow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are backed by the cashflow from the Group I Mortgage Loans and the Group II Mortgage Loans.

(3)

On the first Distribution Date after the first possible Optional Termination Date, the margins on the Senior Certificates and the Mezzanine and Subordinate Certificates will increase to 2.0 and 1.5 times the original margins, respectively.

(4)

The Offered Certificates will be subject to the applicable interest rate caps as described herein.

(5)

See “Pricing Prepayment Speed” herein.

(6)

The final scheduled distribution date for each class of the certificates, other than the Class A-2, Class A-3 and Class A-4 Certificates, is the distribution date in the month following the scheduled maturity date for the latest maturing Mortgage Loan. The final scheduled distribution dates for the Class A-2, Class A-3 and Class A-4 Certificates is the distribution date, calculated assuming zero prepayments to maturity, plus one month.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

WMC Mortgage Corp.

Servicer:

JPMorgan Chase Bank, National Association

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

The Bank of New York

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

JPMorgan Chase Bank, National Association

Trust Oversight Manager:

Pentalpha Surveillance LLC

Senior Certificates:

The Class A-1A and Class A-1B Certificates (collectively, the “Group I Certificates”) and the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

AA Mezzanine Certificates:

The Class M-1, Class M-2 and Class M-3 Certificates.

Subordinate Certificates:

The Class M-10 Certificates.

Offered Certificates:

The Subordinate Certificates.

Non-Offered Certificates:

The Group I, Group II, Mezzanine, Class C, Class P and Residual Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

December 1, 2006

Expected Pricing Date:

On or about December [14], 2006

Expected Closing Date:

On or about December 20, 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) beginning in January 2007.

ERISA Eligibility:

The Offered Certificates are not expected to be ERISA eligible

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.500% per annum of the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period.

Trust Oversight Manager

 Fee:

Approximately 0.015% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $1,250.

Custodian Fee:

A fee payable based on an agreement between the Custodian and the Seller.

Securities Administrator

 Fee:

Approximately 0.004% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $500, together with the Servicing Fee, the Custodian Fee and the Trust Oversight Manager Fee, the “Administrative Fee”.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Clean-up Call:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optional Termination Date:

The first Distribution Date upon which the Clean-up Call may be exercised.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC (100% PPC: 20% HEP)

ARM Loans:

100% PPC (100% PPC: 2% - 30% CPR linearly over 12 months and remaining constant at 30% CPR through month 22, remaining constant at 50% CPR for months 23 through 27, and then remaining constant at 35% CPR for months 28 and thereafter; provided, however, that the prepayment rate will not exceed 85% CPR in any period for any given percentage of Pricing Prepayment Speed).

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,911,992,433, of which: (i) approximately $525,458,295 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Fannie Mae balance limitations  (the “Group I Mortgage Loans”), and (ii) approximately $1,386,534,138 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Silent Seconds:

The mortgaged properties relating to approximately 55.97% of the mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the aggregate mortgage loans, including the Silent Seconds, is approximately 93.37%.

Interest Accrual:

Interest will accrue on each class of the Certificates at the applicable Pass-Through Rate.  Interest on the Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

For any Distribution Date, the Pass-Through Rate on the Certificates will be a per annum rate equal to the least of (i) One-Month LIBOR plus the applicable certificate margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

Coupon Step-Up:

After the Optional Termination Date, if the right to terminate the Trust has not been exercised, the certificate margins on any then outstanding Certificates will increase in accordance with the following table:

Certificates	After Optional Termination Date
Senior Certificates	2.0x the Applicable Margin
Mezzanine and Subordinate Certificates	1.5x the Applicable Margin

Net WAC Cap:

For any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The per annum rate equal to the excess of (A) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12 over (B) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

If investor interest payments are limited by the Maximum Rate Cap, amounts in excess of such limitation will not be paid.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the Pass-Through Rate on any class of Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the Pass-Through Rate on the related class of Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, if applicable, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related Pass-Through Rate, without regard to the Net WAC Cap, will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied through the last day of the calendar month preceding such Distribution Date.  The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that such amounts paid do not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on simple interest loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider (if any)

3) Overcollateralization Amount

4) Subordination

Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, net of any Net Swap Payment made by the supplemental interest trust and the Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Senior Certificates and the monthly interest accrued on the Mezzanine and Subordinate Certificates, and (ii) the principal remittance amount.

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine, Subordinate and Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be used to pay principal on the Certificates until the Overcollateralization Target Amount is reached.

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” will be approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount will be approximately 6.10% of the aggregate principal balance of the Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount in effect for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in January 2010 and

(y) the first Distribution Date on which the Senior Credit Enhancement Percentage  is greater than or equal to approximately 40.70%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans at the end of the related Due Period.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ day delinquency percentage exceeds 31.60% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the Distribution Date, as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage*
January 2009 ─ December 2009	1.30%
January 2010 ─ December 2010	3.25%
January 2011 ─ December 2011	5.10%
January 2012 ─ December 2012	6.55%
January 2013 and thereafter	7.35%

*The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range

Sequential Trigger Event:

A "Sequential Trigger Event" is in effect if (a) there are no Mezzanine, Subordinate or Class C Certificates outstanding, or (b) with respect to any Distribution Date prior to the Distribution Date in January 2009, the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries recovered since the Cut-Off Date through the last day of the related collection period) divided by the aggregate principal balance of the Mortgage Loans on the Cut-Off Date exceeds 1.30% or (c) with respect to any Distribution Date on or after the Distribution Date in January 2009, a Trigger Event is in effect.

Target Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Target Credit Support
Senior Certificates	20.35%	40.70%
M-1,M-2,M-3	(1)	24.20%
M-4	10.45%	20.90%
M-5	8.85%	17.70%
M-6	7.40%	14.80%
M-7	5.95%	11.90%
M-8	4.95%	9.90%
M-9	4.05%	8.10%

(1) The Class M-1, Class M-2 and Class M-3 Certificates will have Initial Credit Support of 16.85%, 13.90% and 12.10%, respectively.

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied first to the Subordinate Certificates and then in reverse sequential order to the Mezzanine Certificates.

Realized Losses will not be allocated to any of the Senior Certificates. Although losses are not allocated to the Senior Certificates, there may not be enough principal to retire such Certificates.  In this case, the Class A-1A Certificates will be senior to the Class A-1B Certificates in the event cash is available to pay principal to the Senior Certificates.

Available Funds:

With respect to any Distribution Date, will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer, the Securities Administrator, the Custodian, the Trust Oversight Manager and the Trustee in respect of expenses and indemnification as described in the Pooling Agreement and amounts reimbursable to the Swap Provider including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding such payments due to a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement):

1)

the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received by the related determination date, after deduction of the Servicing Fee, the Custodian Fee, the Trust Oversight Management Fee and the Securities Administrator Fee and any prepayment interest excess for such Distribution Date and any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates;

2)

unscheduled full and partial prepayments for such Mortgage Loans occurring during the related prepayment period (excluding prepayment premiums) and insurance proceeds, condemnation proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3)

payments from the Servicer in connection with advances and compensating interest for such Distribution Date.

Principal Paydown:

Principal allocable to the Group I Certificates will be distributed pro rata to the Class A-1A and Class A-1B Certificates on each Distribution Date on which a Sequential Trigger Event is not in effect until the certificate principal balance of each such class has been reduced to zero. On each Distribution Date on which a Sequential Trigger Event is in effect, principal allocable to the Group I Certificates will be distributed sequentially to the Class A-1A and then to the Class A-1B Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the Mezzanine and Subordinate Certificates and the O/C is equal to zero, distributions to the Group II Certificates shall be made concurrently to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata, based on their respective certificate principal balances.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of the principal will be paid to the Senior Certificates, as described above, based on the principal collected in the related loan group, provided, however, if the Senior Certificates have been retired, principal will be applied sequentially in the order of seniority, to the Mezzanine and Subordinate Certificates until retired.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, as follows:

a)

Principal allocated to the Senior Certificates will be distributed sequentially within each group of certificates, as described above, to each such class of certificates, until the Target Credit Support Percentage of each such class is reached.

b)

Principal allocable to the AA Mezzanine Certificates, in the aggregate, will be distributed sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, to each such class of certificates until their combined Target Credit Support Percentage is reached.

c)

Principal allocable to the remaining certificates (the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates), will be distributed sequentially, in that order, to each such class of certificates until the Target Credit Support Percentage of each such class is reached.

Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

From Available Funds:

Amounts in respect of interest on the Mortgage Loans in the related loan group, to pay interest on the related Senior Certificates, including any accrued unpaid interest from a prior Distribution Date (any remaining Available Funds from a loan group to pay any shortfalls and interest on the Senior Certificates in the unrelated group), and then from such amounts from both loan groups to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

Amounts in respect of principal on the Mortgage Loans in the related loan group, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above, and then from such amounts for both loan groups to pay principal on the Mezzanine and Subordinate Certificates, in accordance with the principal payment provisions described above.

From Excess Cashflow, if any:

a)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

b)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

c)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

d)

To the Net WAC Cap Carryover Reserve Account, if any, to pay the Net WAC Cap Carryover Amount on the Senior, Mezzanine and Subordinate Certificates in the same order of priority as described under “Net WAC Cap Carryover Reserve Account” below.

e)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any net prepayment interest shortfalls.

f)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any Relief Act Shortfalls.

g)

Certain reimbursements to the transaction parties.

h)

To the Swap Provider, any Swap Termination Payments to the extent not already paid.

i)

To the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Swap Agreement:

Under the swap agreement, on the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of $1,815,444,000 beginning on February 25, 2007. Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to 4.90% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

On each Distribution Date, Swap distributions will be made from the Swap Account supplemental interest trust as follows:

a)

To the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement.

b)

To the Swap Provider, any Swap Termination Payment owed to the Swap Provider (excluding such payments due to a Swap Provider Trigger Event (as defined in the Pooling and Servicing Agreement)).

c)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

d)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

e)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

f)

To the Senior, Mezzanine and Subordinate Certificates, the Net WAC Cap Carryover Amount remaining unpaid, in the same order of priority as described under the “Net WAC Cap Carryover Reserve Account” below.

g)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any net prepayment interest shortfalls.

h)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any Relief Act Shortfalls.

i)

To the holders of the Class C Certificates.

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Net WAC Cap Carryover Reserve Account, if any, will be used to reimburse any related unpaid Net WAC Cap Carryover Amounts, first, to the Senior Certificates, pro rata, based on their respective Net WAC Cap Carryover Amounts, and second, sequentially, to the Mezzanine and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts.

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
January 25, 2007	0.00	November 25, 2009	182,877,000.00
February 25, 2007	1,815,444,000.00	December 25, 2009	176,507,000.00
March 25, 2007	1,790,000,000.00	January 25, 2010	170,382,000.00
April 25, 2007	1,758,219,000.00	February 25, 2010	164,490,000.00
May 25, 2007	1,719,177,000.00	March 25, 2010	158,823,000.00
June 25, 2007	1,674,910,000.00	April 25, 2010	153,370,000.00
July 25, 2007	1,643,713,000.00	May 25, 2010	148,122,000.00
August 25, 2007	1,587,611,000.00	June 25, 2010	142,805,000.00
September 25, 2007	1,526,338,000.00	July 25, 2010	137,626,000.00
October 25, 2007	1,461,193,000.00	August 25, 2010	132,639,000.00
November 25, 2007	1,393,586,000.00	September 25, 2010	127,836,000.00
December 25, 2007	1,329,082,000.00	October 25, 2010	123,210,000.00
January 25, 2008	1,267,534,000.00	November 25, 2010	118,752,000.00
February 25, 2008	1,208,806,000.00	December 25, 2010	114,457,000.00
March 25, 2008	1,152,764,000.00	January 25, 2011	110,318,000.00
April 25, 2008	1,099,283,000.00	February 25, 2011	0.00
May 25, 2008	1,048,243,000.00
June 25, 2008	999,525,000.00
July 25, 2008	952,970,000.00
August 25, 2008	907,598,000.00
September 25, 2008	855,245,000.00
October 25, 2008	695,398,000.00
November 25, 2008	268,877,000.00
December 25, 2008	268,877,000.00
January 25, 2009	268,877,000.00
February 25, 2009	262,952,000.00
March 25, 2009	253,216,000.00
April 25, 2009	243,884,000.00
May 25, 2009	234,938,000.00
June 25, 2009	226,358,000.00
July 25, 2009	218,099,000.00
August 25, 2009	210,192,000.00
September 25, 2009	202,551,000.00
October 25, 2009	193,895,000.00

Net WAC Cap and Effective Rate Schedule(1)

Period	Payment Date	Net WAC Cap(%)(2)(3)	Effective Rate(%)(2)(4)	Period	Payment Date	Net WAC Cap (%)(2)(3)	Effective Rate(%)(2)(4)
1	January 25, 2007	6.50	6.50	44	August 25, 2010	10.93	14.58
2	February 25, 2007	7.54	22.13	45	September 25, 2010	10.92	14.55
3	March 25, 2007	8.35	22.38	46	October 25, 2010	11.32	14.88
4	April 25, 2007	7.54	21.96	47	November 25, 2010	11.16	14.74
5	May 25, 2007	7.80	21.93	48	December 25, 2010	11.52	15.03
6	June 25, 2007	7.55	21.68	49	January 25, 2011	11.13	14.66
7	July 25, 2007	7.80	21.78	50	February 25, 2011	11.12	11.12
8	August 25, 2007	7.55	21.49	51	March 25, 2011	12.29	12.29
9	September 25, 2007	7.55	21.27	52	April 25, 2011	11.09	11.09
10	October 25, 2007	7.80	21.14	53	May 25, 2011	11.46	11.46
11	November 25, 2007	7.56	20.76	54	June 25, 2011	11.07	11.07
12	December 25, 2007	7.81	20.62	55	July 25, 2011	11.43	11.43
13	January 25, 2008	7.56	20.25	56	August 25, 2011	11.04	11.04
14	February 25, 2008	7.56	20.01	57	September 25, 2011	11.03	11.03
15	March 25, 2008	8.09	20.02	58	October 25, 2011	11.39	11.39
16	April 25, 2008	7.57	19.52	59	November 25, 2011	11.21	11.21
17	May 25, 2008	7.83	19.42	60	December 25, 2011	11.57	11.57
18	June 25, 2008	7.58	19.06	61	January 25, 2012	11.18	11.18
19	July 25, 2008	7.83	18.97	62	February 25, 2012	11.16	11.16
20	August 25, 2008	7.59	18.60	63	March 25, 2012	11.91	11.91
21	September 25, 2008	7.60	18.30	64	April 25, 2012	11.13	11.13
22	October 25, 2008	8.18	17.22	65	May 25, 2012	11.54	11.54
23	November 25, 2008	9.37	13.08	66	June 25, 2012	11.15	11.15
24	December 25, 2008	9.68	13.53	67	July 25, 2012	11.50	11.50
25	January 25, 2009	9.36	13.44	68	August 25, 2012	11.11	11.11
26	February 25, 2009	9.36	13.52	69	September 25, 2012	11.09	11.09
27	March 25, 2009	10.36	14.36	70	October 25, 2012	11.45	11.45
28	April 25, 2009	9.45	13.56	71	November 25, 2012	11.10	11.10
29	May 25, 2009	10.24	14.29	72	December 25, 2012	11.45	11.45
30	June 25, 2009	9.91	13.97	73	January 25, 2013	11.06	11.06
31	July 25, 2009	10.23	14.22	74	February 25, 2013	11.05	11.05
32	August 25, 2009	9.90	13.91	75	March 25, 2013	12.21	12.21
33	September 25, 2009	9.89	13.88	76	April 25, 2013	11.01	11.01
34	October 25, 2009	10.33	14.22	77	May 25, 2013	11.39	11.39
35	November 25, 2009	10.48	14.30	78	June 25, 2013	11.01	11.01
36	December 25, 2009	10.82	14.59	79	July 25, 2013	11.35	11.35
37	January 25, 2010	10.46	14.25	80	August 25, 2013	10.97	10.97
38	February 25, 2010	10.45	14.22
39	March 25, 2010	11.56	15.19
40	April 25, 2010	10.53	14.27
41	May 25, 2010	11.33	15.02
42	June 25, 2010	10.95	14.66
43	July 25, 2010	11.31	14.94

(1) Assumes a swap strike rate of 4.90%

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(3) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%; the Net WAC Cap reflects only net amounts paid to the Swap Counterparty, if any.

(4) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii)  the weighted average Net Mortgage Rate of the mortgage loans plus (B) the swap payment owed to the trust, if any, minus the swap payment owed to the swap counterparty, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-10
WAL (yrs)	29.82	9.05	4.54	3.37	2.44
Principal Window (months)	352 - 358	52 - 166	37 - 80	37 - 49	27 - 35
# of months of principal payment	7	115	44	13	9

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-10
WAL (yrs)	29.82	9.37	4.72	3.48	2.51
Principal Window (months)	352 - 358	52 - 199	37 - 98	37 - 60	27 - 42
# of months of principal payment	7	148	62	24	16

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)
1	NA	NA	5.350	5.300	48	4.75	4.89	4.815	4.867
2	2.83	2.83	5.326	5.233	49	4.61	4.76	4.816	4.869
3	2.86	2.86	5.303	5.155	50	4.46	4.74	4.816	4.872
4	2.83	2.83	5.224	5.069	51	4.99	5.22	4.818	4.876
5	2.84	2.84	5.149	4.986	52	4.44	4.73	4.820	4.882
6	2.82	2.83	5.102	4.900	53	4.61	4.89	4.823	4.889
7	2.83	2.85	4.959	4.820	54	4.43	4.72	4.828	4.897
8	2.81	2.84	4.864	4.765	55	4.60	4.87	4.834	4.907
9	2.81	2.85	4.800	4.728	56	4.42	4.70	4.841	4.918
10	2.82	2.87	4.733	4.704	57	4.41	4.68	4.850	4.930
11	2.80	2.87	4.648	4.695	58	4.59	4.84	4.860	4.943
12	2.82	2.90	4.630	4.704	59	4.60	4.88	4.872	4.957
13	2.78	2.88	4.634	4.721	60	4.77	5.03	4.886	4.970
14	2.78	2.88	4.644	4.740	61	4.58	4.84	4.900	4.982
15	2.84	2.95	4.660	4.761	62	4.58	4.82	4.914	4.993
16	2.77	2.89	4.681	4.782	63	4.93	5.13	4.927	5.002
17	2.80	2.93	4.704	4.799	64	4.56	4.79	4.939	5.009
18	2.76	2.89	4.728	4.812	65	4.77	5.00	4.949	5.015
19	2.80	2.93	4.749	4.817	66	4.58	4.82	4.957	5.019
20	2.75	2.89	4.767	4.814	67	4.75	4.97	4.964	5.021
21	2.75	2.90	4.779	4.802	68	4.56	4.79	4.968	5.020
22	3.09	3.27	4.783	4.783	69	4.56	4.78	4.971	5.019
23	4.30	4.66	4.777	4.759	70	4.73	4.94	4.972	5.015
24	4.44	4.79	4.759	4.733	71	4.55	4.77	4.971	5.012
25	4.32	4.69	4.729	4.706	72	4.72	4.94	4.967	5.008
26	4.32	4.71	4.698	4.681	73	4.54	4.77	4.962	5.005
27	4.71	5.07	4.669	4.661	74	4.53	4.76	4.957	5.002
28	4.37	4.75	4.643	4.644	75	5.06	5.26	4.953	5.002
29	4.83	4.94	4.620	4.633	76	4.51	4.76	4.950	5.002
30	4.70	4.84	4.601	4.627	77	4.68	4.91	4.949	5.004
31	4.83	4.96	4.586	4.627	78	4.50	4.74	4.948	5.007
32	4.70	4.86	4.576	4.634	79	4.67	4.90	4.949	5.012
33	4.70	4.86	4.573	4.647	80	4.48	4.72	4.952	5.018
34	4.85	4.99	4.575	4.665
35	4.76	4.94	4.585	4.686
36	4.89	5.04	4.603	4.710
37	4.76	4.91	4.627	4.734
38	4.62	4.77	4.653	4.757
39	5.05	5.14	4.678	4.779
40	4.65	4.79	4.701	4.799
41	4.79	4.95	4.724	4.816
42	4.65	4.82	4.745	4.831
43	4.78	4.92	4.764	4.843
44	4.64	4.78	4.780	4.852
45	4.64	4.77	4.794	4.858
46	4.77	4.89	4.804	4.862
47	4.62	4.78	4.812	4.865

(1)     Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Custodian Fee, Securities Administrator Fee, and Trust Oversight Manager Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 12.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-10	12.8	9.1	9.6	9.7	7.6	10.0

Assumptions:

(1)

Pricing Prepayment Assumption, does not include defaults

(2)

Forward Index Rates

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

The Clean-up Call is not exercised

(6)

Triggers fail for every Distribution Date

(7)

‘Break’ is first dollar of realized principal loss

(8)

4.90% Swap strike rate

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination/	Brian Bernard	(212) 834-5139	Andy Cherna	(212) 834-4154
Structuring:	Paul White	(212) 834-5440	Randall Outlaw	(212) 834-4154
	Alex Wiener	(212) 834-5435	Melissa Traylor	(212) 834-4154
	Vikas Garg	(212) 834-9593
	Alissa Smith	(212) 834-5432
	Shilla Kim-Parker	(212) 834-5006
Asset-Backed Trading
			Peter Basso	(212) 834-3720
			Maria Lopes	(212) 834-3720
			Vikas Sarna	(212) 834-3720
			Nick Sykes	(212) 834-3720
Home Equity	Matt Cherwin	(212) 834-2050
Trading:	Robert Miller	(212) 834-2428
	Raj Kothari	(212) 834-3339
	Kevin Lynn	(212) 834-2394
	Osmin Rivera	(212) 834-2151
	Ben Morganstein	(212) 834-2050

Rating Agency Contacts

Standard & Poor’s
Rani Manasseh	212-438-1130

Moody’s
Amita Shrivastava	201-915-8730

Fitch
Randi Greenberg	212-908-0717

Please Direct All Questions to the Syndicate Desk (x4-4154) Andy Cherna Randall Outlaw Melissa Traylor

Free Writing Prospectus for

JPMAC 2006-WMC4

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Asset Backed Pass-Through Certificates, Series 2006-WMC4

$418,528,000 (Approximate)

Subject to Revision

December 11, 2006 – Free Writing Prospectus

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

New Issue Free Writing Prospectus

$418,528,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

WMC Mortgage Corp.

Originator

JPMorgan Chase Bank, National Association

Servicer

Asset Backed Pass-Through Certificates, Series 2006-WMC4

December 11, 2006

Expected Timing:	Pricing Date:	On or about December [14], 2006
	Closing Date:	On or about December 20, 2006
	First Payment Date:	January 25, 2007, or first business day thereafter

Structure:	Bond Structure	$1,853,677,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Preliminary Term Sheet

Date Prepared: December [11], 2006

$418,528,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

	Principal	WAL (Years)	Principal Window	Expected Rating	Assumed Final	Certificate Type /
Class(2,3,4)	Amount ($)(1)	Call/Mat(2,5)	(Months) Call/Mat(2,5)	(Moody’s/S&P/Fitch)	Distribution Date (6)	Certificate Rate(3)
A-1A	$376,675,000	2.39 / 2.67	1 - 80 / 1 - 199	Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior
A-1B	41,853,000	2.39 / 2.67	1 - 80 / 1 - 199	Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior Mezz
A-2	519,300,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2034	Fltg Rate Group II Senior Sequential
A-3	218,400,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-4	198,900,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-5	167,774,000	Not Marketed Hereby		Aaa/AAA/AAA	December 2036	Fltg Rate Group II Senior Sequential
M-1	66,920,000	Not Marketed Hereby		Aa1/AA+/AA+	December 2036	Fltg Rate Sequential Mezzanine
M-2	56,404,000	Not Marketed Hereby		Aa2/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-3	34,415,000	Not Marketed Hereby		Aa3/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-4	31,548,000	Not Marketed Hereby		A1/AA-/AA-	December 2036	Fltg Rate Mezzanine
M-5	30,592,000	Not Marketed Hereby		A2/A+/A+	December 2036	Fltg Rate Mezzanine
M-6	27,724,000	Not Marketed Hereby		A3/A/A	December 2036	Fltg Rate Mezzanine
M-7	27,724,000	Not Marketed Hereby		Baa1/A-/A-	December 2036	Fltg Rate Mezzanine
M-8	19,120,000	Not Marketed Hereby		Baa2/BBB+/BBB+	December 2036	Fltg Rate Mezzanine
M-9	17,208,000	Not Marketed Hereby		Baa3/BBB/BBB	December 2036	Fltg Rate Mezzanine
M-10 (7)	19,120,000	Not Publicly Offered		Ba1/BBB-/BBB-	December 2036	Fltg Rate Subordinate
Total:	$1,853,677,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class A-1A and Class A-1B Certificates are backed primarily by the cashflow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are backed primarily by the cashflow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are backed by the cashflow from the Group I Mortgage Loans and the Group II Mortgage Loans.

(3)

On the first Distribution Date after the first possible Optional Termination Date, the margins on the Senior Certificates and the Mezzanine and Subordinate Certificates will increase to 2.0 and 1.5 times the original margins, respectively.

(4)

The Offered Certificates will be subject to the applicable interest rate caps as described herein.

(5)

See “Pricing Prepayment Speed” herein.

(6)

The final scheduled distribution date for each class of the certificates, other than the Class A-2, Class A-3 and Class A-4 Certificates, is the distribution date in the month following the scheduled maturity date for the latest maturing Mortgage Loan. The final scheduled distribution dates for the Class A-2, Class A-3 and Class A-4 Certificates is the distribution date, calculated assuming zero prepayments to maturity, plus one month.

(7)

The Class M-10 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class M-10 Certificates is solely to assist purchasers of the Offered Certificates in understanding the structure and payment priority of the Offered Certificates.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

WMC Mortgage Corp.

Servicer:

JPMorgan Chase Bank, National Association

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

The Bank of New York

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

JPMorgan Chase Bank, National Association

Trust Oversight Manager:

Pentalpha Surveillance LLC

Senior Certificates:

The Class A-1A and Class A-1B Certificates (collectively, the “Group I Certificates”) and the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

AA Mezzanine Certificates:

The Class M-1, Class M-2 and Class M-3 Certificates.

Subordinate Certificates:

The Class M-10 Certificates.

Offered Certificates:

The Group I Certificates.

Non-Offered Certificates:

The Group II, Mezzanine, Subordinate, Class C, Class P and Residual Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

December 1, 2006

Expected Pricing Date:

On or about December [14], 2006

Expected Closing Date:

On or about December 20, 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) beginning in January 2007.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based or statutory exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.500% per annum of the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period.

Trust Oversight Manager

 Fee:

Approximately 0.015% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $1,250.

Custodian Fee:

A fee payable based on an agreement between the Custodian and the Seller.

Securities Administrator

 Fee:

Approximately 0.004% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $500, together with the Servicing Fee, the Custodian Fee and the Trust Oversight Manager Fee, the “Administrative Fee”.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Clean-up Call:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optional Termination Date:

The first Distribution Date upon which the Clean-up Call may be exercised.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC (100% PPC: 20% HEP)

ARM Loans:

100% PPC (100% PPC: 2% - 30% CPR linearly over 12 months and remaining constant at 30% CPR through month 22, remaining constant at 50% CPR for months 23 through 27, and then remaining constant at 35% CPR for months 28 and thereafter; provided, however, that the prepayment rate will not exceed 85% CPR in any period for any given percentage of Pricing Prepayment Speed).

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,911,992,433, of which: (i) approximately $525,458,295 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Fannie Mae balance limitations  (the “Group I Mortgage Loans”), and (ii) approximately $1,386,534,138 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Silent Seconds:

The mortgaged properties relating to approximately 55.97% of the mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the aggregate mortgage loans, including the Silent Seconds, is approximately 93.37%.

Interest Accrual:

Interest will accrue on each class of the Certificates at the applicable Pass-Through Rate.  Interest on the Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

For any Distribution Date, the Pass-Through Rate on the Certificates will be a per annum rate equal to the least of (i) One-Month LIBOR plus the applicable certificate margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

Coupon Step-Up:

After the Optional Termination Date, if the right to terminate the Trust has not been exercised, the certificate margins on any then outstanding Certificates will increase in accordance with the following table:

Certificates	After Optional Termination Date
Senior Certificates	2.0x the Applicable Margin
Mezzanine and Subordinate Certificates	1.5x the Applicable Margin

Net WAC Cap:

For any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The per annum rate equal to the excess of (A) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12 over (B) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

If investor interest payments are limited by the Maximum Rate Cap, amounts in excess of such limitation will not be paid.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the Pass-Through Rate on any class of Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the Pass-Through Rate on the related class of Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, if applicable, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related Pass-Through Rate, without regard to the Net WAC Cap, will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied through the last day of the calendar month preceding such Distribution Date.  The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that such amounts paid do not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on simple interest loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider (if any)

3) Overcollateralization Amount

4) Subordination

Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, net of any Net Swap Payment made by the supplemental interest trust and the Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Senior Certificates and the monthly interest accrued on the Mezzanine and Subordinate Certificates, and (ii) the principal remittance amount.

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine, Subordinate and Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be used to pay principal on the Certificates until the Overcollateralization Target Amount is reached.

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” will be approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount will be approximately 6.10% of the aggregate principal balance of the Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount in effect for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in January 2010 and

(y) the first Distribution Date on which the Senior Credit Enhancement Percentage  is greater than or equal to approximately 40.70%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans at the end of the related Due Period.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ day delinquency percentage exceeds 31.60% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the Distribution Date, as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage*
January 2009 ─ December 2009	1.30%
January 2010 ─ December 2010	3.25%
January 2011 ─ December 2011	5.10%
January 2012 ─ December 2012	6.55%
January 2013 and thereafter	7.35%

*The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range

Sequential Trigger Event:

A "Sequential Trigger Event" is in effect if (a) there are no Mezzanine, Subordinate or Class C Certificates outstanding, or (b) with respect to any Distribution Date  prior to the Distribution Date in January 2009, the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries recovered since the Cut-Off Date through the last day of the related collection period) divided by the aggregate principal balance of the Mortgage Loans on the Cut-Off Date exceeds 1.30% or (c) with respect to any Distribution Date on or after the Distribution Date in January 2009, a Trigger Event is in effect.

Target Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Target Credit Support
Senior Certificates	20.35%	40.70%
M-1,M-2,M-3	(1)	24.20%
M-4	10.45%	20.90%
M-5	8.85%	17.70%
M-6	7.40%	14.80%
M-7	5.95%	11.90%
M-8	4.95%	9.90%
M-9	4.05%	8.10%

(1) The Class M-1, Class M-2 and Class M-3 Certificates will have Initial Credit Support of 16.85%, 13.90% and 12.10%, respectively.

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied first to the Subordinate Certificates and then in reverse sequential order to the Mezzanine Certificates.

Realized Losses will not be allocated to any of the Senior Certificates. Although losses are not allocated to the Senior Certificates, there may not be enough principal to retire such Certificates.  In this case, the Class A-1A Certificates will be senior to the Class A-1B Certificates in the event cash is available to pay principal to the Senior Certificates.

Available Funds:

With respect to any Distribution Date, will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer, the Securities Administrator, the Custodian, the Trust Oversight Manager and the Trustee in respect of expenses and indemnification as described in the Pooling Agreement and amounts reimbursable to the Swap Provider including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding such payments due to a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement):

1)

the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received by the related determination date, after deduction of the Servicing Fee, the Custodian Fee, the Trust Oversight Management Fee and the Securities Administrator Fee and any prepayment interest excess for such Distribution Date and any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates;

2)

unscheduled full and partial prepayments for such Mortgage Loans occurring during the related prepayment period (excluding prepayment premiums) and insurance proceeds, condemnation proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3)

payments from the Servicer in connection with advances and compensating interest for such Distribution Date.

Principal Paydown:

Principal allocable to the Group I Certificates will be distributed pro rata to the Class A-1A and Class A-1B Certificates on each Distribution Date on which a Sequential Trigger Event is not in effect until the certificate principal balance of each such class has been reduced to zero. On each Distribution Date on which a Sequential Trigger Event is in effect, principal allocable to the Group I Certificates will be distributed sequentially to the Class A-1A and then to the Class A-1B Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the Mezzanine and Subordinate Certificates and the O/C is equal to zero, distributions to the Group II Certificates shall be made concurrently to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata, based on their respective certificate principal balances.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of the principal will be paid to the Senior Certificates, as described above, based on the principal collected in the related loan group, provided, however, if the Senior Certificates have been retired, principal will be applied sequentially in the order of seniority, to the Mezzanine and Subordinate Certificates until retired.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, as follows:

a)

Principal allocated to the Senior Certificates will be distributed sequentially within each group of certificates, as described above, to each such class of certificates, until the Target Credit Support Percentage of each such class is reached.

b)

Principal allocable to the AA Mezzanine Certificates, in the aggregate, will be distributed sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, to each such class of certificates until their combined Target Credit Support Percentage is reached.

c)

Principal allocable to the remaining certificates (the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates), will be distributed sequentially, in that order, to each such class of certificates until the Target Credit Support Percentage of each such class is reached.

Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

From Available Funds:

Amounts in respect of interest on the Mortgage Loans in the related loan group, to pay interest on the related Senior Certificates, including any accrued unpaid interest from a prior Distribution Date (any remaining Available Funds from a loan group to pay any shortfalls and interest on the Senior Certificates in the unrelated group), and then from such amounts from both loan groups to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

Amounts in respect of principal on the Mortgage Loans in the related loan group, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above, and then from such amounts for both loan groups to pay principal on the Mezzanine and Subordinate Certificates, in accordance with the principal payment provisions described above.

From Excess Cashflow, if any:

a)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

b)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

c)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

d)

To the Net WAC Cap Carryover Reserve Account, if any, to pay the Net WAC Cap Carryover Amount on the Senior, Mezzanine and Subordinate Certificates in the same order of priority as described under “Net WAC Cap Carryover Reserve Account” below.

e)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any net prepayment interest shortfalls.

f)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any Relief Act Shortfalls.

g)

Certain reimbursements to the transaction parties.

h)

To the Swap Provider, any Swap Termination Payments to the extent not already paid.

i)

To the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Swap Agreement:

Under the swap agreement, on the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of $1,815,444,000 beginning on February 25, 2007. Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to 4.90% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

On each Distribution Date, Swap distributions will be made from the Swap Account supplemental interest trust as follows:

a)

To the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement.

b)

To the Swap Provider, any Swap Termination Payment owed to the Swap Provider (excluding such payments due to a Swap Provider Trigger Event (as defined in the Pooling and Servicing Agreement)).

c)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

d)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

e)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

f)

To the Senior, Mezzanine and Subordinate Certificates, the Net WAC Cap Carryover Amount remaining unpaid, in the same order of priority as described under the “Net WAC Cap Carryover Reserve Account” below.

g)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any net prepayment interest shortfalls.

h)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any Relief Act Shortfalls.

i)

To the holders of the Class C Certificates.

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Net WAC Cap Carryover Reserve Account, if any, will be used to reimburse any related unpaid Net WAC Cap Carryover Amounts, first, to the Senior Certificates, pro rata, based on their respective Net WAC Cap Carryover Amounts, and second, sequentially, to the Mezzanine and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts.

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
January 25, 2007	0.00	November 25, 2009	182,877,000.00
February 25, 2007	1,815,444,000.00	December 25, 2009	176,507,000.00
March 25, 2007	1,790,000,000.00	January 25, 2010	170,382,000.00
April 25, 2007	1,758,219,000.00	February 25, 2010	164,490,000.00
May 25, 2007	1,719,177,000.00	March 25, 2010	158,823,000.00
June 25, 2007	1,674,910,000.00	April 25, 2010	153,370,000.00
July 25, 2007	1,643,713,000.00	May 25, 2010	148,122,000.00
August 25, 2007	1,587,611,000.00	June 25, 2010	142,805,000.00
September 25, 2007	1,526,338,000.00	July 25, 2010	137,626,000.00
October 25, 2007	1,461,193,000.00	August 25, 2010	132,639,000.00
November 25, 2007	1,393,586,000.00	September 25, 2010	127,836,000.00
December 25, 2007	1,329,082,000.00	October 25, 2010	123,210,000.00
January 25, 2008	1,267,534,000.00	November 25, 2010	118,752,000.00
February 25, 2008	1,208,806,000.00	December 25, 2010	114,457,000.00
March 25, 2008	1,152,764,000.00	January 25, 2011	110,318,000.00
April 25, 2008	1,099,283,000.00	February 25, 2011	0.00
May 25, 2008	1,048,243,000.00
June 25, 2008	999,525,000.00
July 25, 2008	952,970,000.00
August 25, 2008	907,598,000.00
September 25, 2008	855,245,000.00
October 25, 2008	695,398,000.00
November 25, 2008	268,877,000.00
December 25, 2008	268,877,000.00
January 25, 2009	268,877,000.00
February 25, 2009	262,952,000.00
March 25, 2009	253,216,000.00
April 25, 2009	243,884,000.00
May 25, 2009	234,938,000.00
June 25, 2009	226,358,000.00
July 25, 2009	218,099,000.00
August 25, 2009	210,192,000.00
September 25, 2009	202,551,000.00
October 25, 2009	193,895,000.00

Net WAC Cap and Effective Rate Schedule(1)

Period	Payment Date	Net WAC Cap(%)(2)(3)	Effective Rate(%)(2)(4)	Period	Payment Date	Net WAC Cap (%)(2)(3)	Effective Rate(%)(2)(4)
1	January 25, 2007	6.50	6.50	44	August 25, 2010	10.93	14.58
2	February 25, 2007	7.54	22.13	45	September 25, 2010	10.92	14.55
3	March 25, 2007	8.35	22.38	46	October 25, 2010	11.32	14.88
4	April 25, 2007	7.54	21.96	47	November 25, 2010	11.16	14.74
5	May 25, 2007	7.80	21.93	48	December 25, 2010	11.52	15.03
6	June 25, 2007	7.55	21.68	49	January 25, 2011	11.13	14.66
7	July 25, 2007	7.80	21.78	50	February 25, 2011	11.12	11.12
8	August 25, 2007	7.55	21.49	51	March 25, 2011	12.29	12.29
9	September 25, 2007	7.55	21.27	52	April 25, 2011	11.09	11.09
10	October 25, 2007	7.80	21.14	53	May 25, 2011	11.46	11.46
11	November 25, 2007	7.56	20.76	54	June 25, 2011	11.07	11.07
12	December 25, 2007	7.81	20.62	55	July 25, 2011	11.43	11.43
13	January 25, 2008	7.56	20.25	56	August 25, 2011	11.04	11.04
14	February 25, 2008	7.56	20.01	57	September 25, 2011	11.03	11.03
15	March 25, 2008	8.09	20.02	58	October 25, 2011	11.39	11.39
16	April 25, 2008	7.57	19.52	59	November 25, 2011	11.21	11.21
17	May 25, 2008	7.83	19.42	60	December 25, 2011	11.57	11.57
18	June 25, 2008	7.58	19.06	61	January 25, 2012	11.18	11.18
19	July 25, 2008	7.83	18.97	62	February 25, 2012	11.16	11.16
20	August 25, 2008	7.59	18.60	63	March 25, 2012	11.91	11.91
21	September 25, 2008	7.60	18.30	64	April 25, 2012	11.13	11.13
22	October 25, 2008	8.18	17.22	65	May 25, 2012	11.54	11.54
23	November 25, 2008	9.37	13.08	66	June 25, 2012	11.15	11.15
24	December 25, 2008	9.68	13.53	67	July 25, 2012	11.50	11.50
25	January 25, 2009	9.36	13.44	68	August 25, 2012	11.11	11.11
26	February 25, 2009	9.36	13.52	69	September 25, 2012	11.09	11.09
27	March 25, 2009	10.36	14.36	70	October 25, 2012	11.45	11.45
28	April 25, 2009	9.45	13.56	71	November 25, 2012	11.10	11.10
29	May 25, 2009	10.24	14.29	72	December 25, 2012	11.45	11.45
30	June 25, 2009	9.91	13.97	73	January 25, 2013	11.06	11.06
31	July 25, 2009	10.23	14.22	74	February 25, 2013	11.05	11.05
32	August 25, 2009	9.90	13.91	75	March 25, 2013	12.21	12.21
33	September 25, 2009	9.89	13.88	76	April 25, 2013	11.01	11.01
34	October 25, 2009	10.33	14.22	77	May 25, 2013	11.39	11.39
35	November 25, 2009	10.48	14.30	78	June 25, 2013	11.01	11.01
36	December 25, 2009	10.82	14.59	79	July 25, 2013	11.35	11.35
37	January 25, 2010	10.46	14.25	80	August 25, 2013	10.97	10.97
38	February 25, 2010	10.45	14.22
39	March 25, 2010	11.56	15.19
40	April 25, 2010	10.53	14.27
41	May 25, 2010	11.33	15.02
42	June 25, 2010	10.95	14.66
43	July 25, 2010	11.31	14.94

(1) Assumes a swap strike rate of 4.90%

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(3) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%; the Net WAC Cap reflects only net amounts paid to the Swap Counterparty, if any.

(4) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii)  the weighted average Net Mortgage Rate of the mortgage loans plus (B) the swap payment owed to the trust, if any, minus the swap payment owed to the swap counterparty, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1A
WAL (yrs)	23.98	4.82	2.39	1.36	1.07
Principal Window (months)	1 - 358	1 - 166	1 - 80	1 - 34	1 - 25
# of months of principal payment	358	166	80	34	25
Class A-1B
WAL (yrs)	23.98	4.82	2.39	1.36	1.07
Principal Window (months)	1 - 358	1 - 166	1 - 80	1 - 34	1 - 25
# of months of principal payment	358	166	80	34	25

Prepayment Speed Sensitivity Table (To Call, Cont’d)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL (yrs)	29.79	5.80	3.64	3.91	2.65
Principal Window (months)	352 - 358	52 - 91	41 - 46	34 - 49	25 - 35
# of months of principal payment	7	40	6	16	11
Class M-2
WAL (yrs)	29.85	9.99	4.82	4.10	2.93
Principal Window (months)	358 - 358	91 - 160	46 - 77	49 - 49	35 - 35
# of months of principal payment	1	70	32	1	1
Class M-3
WAL (yrs)	29.85	13.83	6.67	4.10	2.93
Principal Window (months)	358 - 358	160 - 166	77 - 80	49 - 49	35 - 35
# of months of principal payment	1	7	4	1	1
Class M-4
WAL (yrs)	29.82	9.05	4.62	3.97	2.88
Principal Window (months)	352 - 358	52 - 166	40 - 80	45 - 49	33 - 35
# of months of principal payment	7	115	41	5	3
Class M-5
WAL (yrs)	29.82	9.05	4.60	3.78	2.75
Principal Window (months)	352 - 358	52 - 166	39 - 80	43 - 49	31 - 35
# of months of principal payment	7	115	42	7	5
Class M-6
WAL (yrs)	29.82	9.05	4.58	3.64	2.65
Principal Window (months)	352 - 358	52 - 166	39 - 80	41 - 49	30 - 35
# of months of principal payment	7	115	42	9	6
Class M-7
WAL (yrs)	29.82	9.05	4.57	3.54	2.57
Principal Window (months)	352 - 358	52 - 166	38 - 80	39 - 49	29 - 35
# of months of principal payment	7	115	43	11	7
Class M-8
WAL (yrs)	29.82	9.05	4.55	3.47	2.52
Principal Window (months)	352 - 358	52 - 166	38 - 80	38 - 49	28 - 35
# of months of principal payment	7	115	43	12	8
Class M-9
WAL (yrs)	29.82	9.05	4.55	3.42	2.49
Principal Window (months)	352 - 358	52 - 166	38 - 80	37 - 49	28 - 35
# of months of principal payment	7	115	43	13	8

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1A
WAL (yrs)	23.98	5.28	2.67	1.36	1.07
Principal Window (months)	1 - 358	1 - 341	1 - 199	1 - 34	1 - 25
# of months of principal payment	358	341	199	34	25
Class A-1B
WAL (yrs)	23.98	5.28	2.67	1.36	1.07
Principal Window (months)	1 - 358	1 - 341	1 - 199	1 - 34	1 - 25
# of months of principal payment	358	341	199	34	25

Prepayment Speed Sensitivity Table (To Maturity, cont’d)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL (yrs)	29.79	5.80	3.64	4.25	2.84
Principal Window (months)	352 - 358	52 - 91	41 - 46	34 - 60	25 - 42
# of months of principal payment	7	40	6	27	18
Class M-2
WAL (yrs)	29.85	9.99	4.82	5.84	4.08
Principal Window (months)	358 - 358	91 - 160	46 - 77	60 - 84	42 - 59
# of months of principal payment	1	70	32	25	18
Class M-3
WAL (yrs)	29.85	18.14	9.13	8.46	5.94
Principal Window (months)	358 - 358	160 - 301	77 - 162	84 - 129	59 - 92
# of months of principal payment	1	142	86	46	34
Class M-4
WAL (yrs)	29.82	9.92	5.11	4.28	3.09
Principal Window (months)	352 - 358	52 - 271	40 - 141	45 - 88	33 - 62
# of months of principal payment	7	220	102	44	30
Class M-5
WAL (yrs)	29.82	9.88	5.07	4.08	2.94
Principal Window (months)	352 - 358	52 - 262	39 - 135	43 - 84	31 - 59
# of months of principal payment	7	211	97	42	29
Class M-6
WAL (yrs)	29.82	9.83	5.01	3.92	2.83
Principal Window (months)	352 - 358	52 - 252	39 - 128	41 - 80	30 - 56
# of months of principal payment	7	201	90	40	27
Class M-7
WAL (yrs)	29.82	9.76	4.96	3.79	2.73
Principal Window (months)	352 - 358	52 - 240	38 - 121	39 - 75	29 - 52
# of months of principal payment	7	189	84	37	24
Class M-8
WAL (yrs)	29.82	9.66	4.89	3.68	2.65
Principal Window (months)	352 - 358	52 - 225	38 - 113	38 - 70	28 - 48
# of months of principal payment	7	174	76	33	21
Class M-9
WAL (yrs)	29.82	9.55	4.82	3.59	2.60
Principal Window (months)	352 - 358	52 - 213	38 - 105	37 - 65	28 - 45
# of months of principal payment	7	162	68	29	18

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)
1	NA	NA	5.350	5.300	48	4.75	4.89	4.815	4.867
2	2.83	2.83	5.326	5.233	49	4.61	4.76	4.816	4.869
3	2.86	2.86	5.303	5.155	50	4.46	4.74	4.816	4.872
4	2.83	2.83	5.224	5.069	51	4.99	5.22	4.818	4.876
5	2.84	2.84	5.149	4.986	52	4.44	4.73	4.820	4.882
6	2.82	2.83	5.102	4.900	53	4.61	4.89	4.823	4.889
7	2.83	2.85	4.959	4.820	54	4.43	4.72	4.828	4.897
8	2.81	2.84	4.864	4.765	55	4.60	4.87	4.834	4.907
9	2.81	2.85	4.800	4.728	56	4.42	4.70	4.841	4.918
10	2.82	2.87	4.733	4.704	57	4.41	4.68	4.850	4.930
11	2.80	2.87	4.648	4.695	58	4.59	4.84	4.860	4.943
12	2.82	2.90	4.630	4.704	59	4.60	4.88	4.872	4.957
13	2.78	2.88	4.634	4.721	60	4.77	5.03	4.886	4.970
14	2.78	2.88	4.644	4.740	61	4.58	4.84	4.900	4.982
15	2.84	2.95	4.660	4.761	62	4.58	4.82	4.914	4.993
16	2.77	2.89	4.681	4.782	63	4.93	5.13	4.927	5.002
17	2.80	2.93	4.704	4.799	64	4.56	4.79	4.939	5.009
18	2.76	2.89	4.728	4.812	65	4.77	5.00	4.949	5.015
19	2.80	2.93	4.749	4.817	66	4.58	4.82	4.957	5.019
20	2.75	2.89	4.767	4.814	67	4.75	4.97	4.964	5.021
21	2.75	2.90	4.779	4.802	68	4.56	4.79	4.968	5.020
22	3.09	3.27	4.783	4.783	69	4.56	4.78	4.971	5.019
23	4.30	4.66	4.777	4.759	70	4.73	4.94	4.972	5.015
24	4.44	4.79	4.759	4.733	71	4.55	4.77	4.971	5.012
25	4.32	4.69	4.729	4.706	72	4.72	4.94	4.967	5.008
26	4.32	4.71	4.698	4.681	73	4.54	4.77	4.962	5.005
27	4.71	5.07	4.669	4.661	74	4.53	4.76	4.957	5.002
28	4.37	4.75	4.643	4.644	75	5.06	5.26	4.953	5.002
29	4.83	4.94	4.620	4.633	76	4.51	4.76	4.950	5.002
30	4.70	4.84	4.601	4.627	77	4.68	4.91	4.949	5.004
31	4.83	4.96	4.586	4.627	78	4.50	4.74	4.948	5.007
32	4.70	4.86	4.576	4.634	79	4.67	4.90	4.949	5.012
33	4.70	4.86	4.573	4.647	80	4.48	4.72	4.952	5.018
34	4.85	4.99	4.575	4.665
35	4.76	4.94	4.585	4.686
36	4.89	5.04	4.603	4.710
37	4.76	4.91	4.627	4.734
38	4.62	4.77	4.653	4.757
39	5.05	5.14	4.678	4.779
40	4.65	4.79	4.701	4.799
41	4.79	4.95	4.724	4.816
42	4.65	4.82	4.745	4.831
43	4.78	4.92	4.764	4.843
44	4.64	4.78	4.780	4.852
45	4.64	4.77	4.794	4.858
46	4.77	4.89	4.804	4.862
47	4.62	4.78	4.812	4.865

(1)     Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Custodian Fee, Securities Administrator Fee, and Trust Oversight Manager Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 12.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-1	43.7	20.2	28.9	21.4	21.5	22.1
M-2	34.8	17.9	23.7	18.9	18.0	19.6
M-3	30.2	16.4	20.9	17.4	16.0	18.0
M-4	26.3	15.1	18.6	16.0	14.3	16.5
M-5	23.0	13.9	16.4	14.6	12.8	15.2
M-6	20.1	12.7	14.5	13.4	11.4	13.9
M-7	17.4	11.5	12.7	12.1	10.0	12.5
M-8	15.7	10.6	11.5	11.2	9.1	11.6
M-9	14.1	9.8	10.4	10.3	8.3	10.7

Assumptions:

(1)

Pricing Prepayment Assumption, does not include defaults

(2)

Forward Index Rates

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

The Clean-up Call is not exercised

(6)

Triggers fail for every Distribution Date

(7)

‘Break’ is first dollar of realized principal loss

(8)

4.90% Swap strike rate

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination/	Brian Bernard	(212) 834-5139	Andy Cherna	(212) 834-4154
Structuring:	Paul White	(212) 834-5440	Randall Outlaw	(212) 834-4154
	Alex Wiener	(212) 834-5435	Melissa Traylor	(212) 834-4154
	Vikas Garg	(212) 834-9593
	Alissa Smith	(212) 834-5432
	Shilla Kim-Parker	(212) 834-5006
Asset-Backed Trading
			Peter Basso	(212) 834-3720
			Maria Lopes	(212) 834-3720
			Vikas Sarna	(212) 834-3720
			Nick Sykes	(212) 834-3720
Home Equity	Matt Cherwin	(212) 834-2050
Trading:	Robert Miller	(212) 834-2428
	Raj Kothari	(212) 834-3339
	Kevin Lynn	(212) 834-2394
	Osmin Rivera	(212) 834-2151
	Ben Morganstein	(212) 834-2050

Rating Agency Contacts

Standard & Poor’s

Rani Manasseh

212-438-1130

Moody’s
Amita Shrivastava	201-915-8730

Fitch
Randi Greenberg	212-908-0717

Please Direct All Questions to the Syndicate Desk (x4-4154) Andy Cherna Randall Outlaw Melissa Traylor

Free Writing Prospectus for

JPMAC 2006-WMC4

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Asset Backed Pass-Through Certificates, Series 2006-WMC4

$1,416,029,000 (Approximate)

Subject to Revision

December 11, 2006 – Free Writing Prospectus

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

New Issue Free Writing Prospectus

$1,416,029,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

WMC Mortgage Corp.

Originator

JPMorgan Chase Bank, National Association

Servicer

Asset Backed Pass-Through Certificates, Series 2006-WMC4

December 11, 2006

Expected Timing:	Pricing Date:	On or about December [14], 2006
	Closing Date:	On or about December 20, 2006
	First Payment Date:	January 25, 2007, or first business day thereafter

Structure:	Bond Structure	$1,853,677,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Preliminary Term Sheet

Date Prepared: December [11], 2006

$1,416,029,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4

	Principal	WAL (Years)	Principal Window	Expected Rating	Assumed Final	Certificate Type /
Class(2,3,4)	Amount ($)(1)	Call/Mat(2,5)	(Months) Call/Mat(2,5)	(Moody’s/S&P/Fitch)	Distribution Date (6)	Certificate Rate(3)
A-1A	$376,675,000	Not Marketed Hereby		Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior
A-1B	41,853,000	Not Marketed Hereby		Aaa / AAA / AAA	December 2036	Fltg Rate Group I Senior Mezz
A-2	519,300,000	1.00 / 1.00	1 - 21 / 1 - 21	Aaa/AAA/AAA	January 2034	Fltg Rate Group II Senior Sequential
A-3	218,400,000	2.00 / 2.00	21 - 28 / 21 - 28	Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-4	198,900,000	3.00 / 3.00	28 - 54 / 28 - 54	Aaa/AAA/AAA	November 2036	Fltg Rate Group II Senior Sequential
A-5	167,774,000	6.03 / 7.32	54 - 80 / 54 - 189	Aaa/AAA/AAA	December 2036	Fltg Rate Group II Senior Sequential
M-1	66,920,000	3.64 / 3.64	41 - 46 / 41 - 46	Aa1/AA+/AA+	December 2036	Fltg Rate Sequential Mezzanine
M-2	56,404,000	4.82 / 4.82	46 - 77 / 46 - 77	Aa2/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-3	34,415,000	6.67 / 9.13	77 - 80 / 77 - 162	Aa3/AA/AA	December 2036	Fltg Rate Sequential Mezzanine
M-4	31,548,000	4.62 / 5.11	40 - 80 / 40 - 141	A1/AA-/AA-	December 2036	Fltg Rate Mezzanine
M-5	30,592,000	4.60 / 5.07	39 - 80 / 39 - 135	A2/A+/A+	December 2036	Fltg Rate Mezzanine
M-6	27,724,000	4.58 / 5.01	39 - 80 / 39 - 128	A3/A/A	December 2036	Fltg Rate Mezzanine
M-7	27,724,000	4.57 / 4.96	38 - 80 / 38 - 121	Baa1/A-/A-	December 2036	Fltg Rate Mezzanine
M-8	19,120,000	4.55 / 4.89	38 - 80 / 38 - 113	Baa2/BBB+/BBB+	December 2036	Fltg Rate Mezzanine
M-9	17,208,000	4.55 / 4.82	38 - 80 / 38 - 105	Baa3/BBB/BBB	December 2036	Fltg Rate Mezzanine
M-10 (7)	19,120,000	Not Publicly Offered		Ba1/BBB-/BBB-	December 2036	Fltg Rate Subordinate
Total:	$1,853,677,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class A-1A and Class A-1B Certificates are backed primarily by the cashflow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are backed primarily by the cashflow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are backed by the cashflow from the Group I Mortgage Loans and the Group II Mortgage Loans.

(3)

On the first Distribution Date after the first possible Optional Termination Date, the margins on the Senior Certificates and the Mezzanine and Subordinate Certificates will increase to 2.0 and 1.5 times the original margins, respectively.

(4)

The Offered Certificates will be subject to the applicable interest rate caps as described herein.

(5)

See “Pricing Prepayment Speed” herein.

(6)

The final scheduled distribution date for each class of Offered Certificates, other than the Class A-2, Class A-3 and Class A-4 Certificates, is the distribution date in the month following the scheduled maturity date for the latest maturing Mortgage Loan. The final scheduled distribution dates for the Class A-2, Class A-3 and Class A-4 Certificates is the distribution date, calculated assuming zero prepayments to maturity, plus one month.

(7)

The Class M-10 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class M-10 Certificates is solely to assist purchasers of the Offered Certificates in understanding the structure and payment priority of the Offered Certificates.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Trust 2006-WMC4, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

WMC Mortgage Corp.

Servicer:

JPMorgan Chase Bank, National Association

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

The Bank of New York

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

JPMorgan Chase Bank, National Association

Trust Oversight Manager:

Pentalpha Surveillance LLC

Senior Certificates:

The Class A-1A and Class A-1B Certificates (collectively, the “Group I Certificates”) and the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

AA Mezzanine Certificates:

The Class M-1, Class M-2 and Class M-3 Certificates.

Subordinate Certificates:

The Class M-10 Certificates.

Offered Certificates:

The Group II and Mezzanine Certificates.

Non-Offered Certificates:

The Group I, Subordinate, Class C, Class P and Residual Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

December 1, 2006

Expected Pricing Date:

On or about December [14], 2006

Expected Closing Date:

On or about December 20, 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) beginning in January 2007.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based or statutory exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.500% per annum of the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period.

Trust Oversight Manager

 Fee:

Approximately 0.015% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $1,250.

Custodian Fee:

A fee payable based on an agreement between the Custodian and the Seller.

Securities Administrator

 Fee:

Approximately 0.004% per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related collection period, subject to a monthly minimum of $500, together with the Servicing Fee, the Custodian Fee and the Trust Oversight Manager Fee, the “Administrative Fee”.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Clean-up Call:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optional Termination Date:

The first Distribution Date upon which the Clean-up Call may be exercised.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC (100% PPC: 20% HEP)

ARM Loans:

100% PPC (100% PPC: 2% - 30% CPR linearly over 12 months and remaining constant at 30% CPR through month 22, remaining constant at 50% CPR for months 23 through 27, and then remaining constant at 35% CPR for months 28 and thereafter; provided, however, that the prepayment rate will not exceed 85% CPR in any period for any given percentage of Pricing Prepayment Speed).

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,911,992,433, of which: (i) approximately $525,458,295 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Fannie Mae balance limitations  (the “Group I Mortgage Loans”), and (ii) approximately $1,386,534,138 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Silent Seconds:

The mortgaged properties relating to approximately 55.97% of the mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the aggregate mortgage loans, including the Silent Seconds, is approximately 93.37%.

Interest Accrual:

Interest will accrue on each class of the Certificates at the applicable Pass-Through Rate.  Interest on the Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

For any Distribution Date, the Pass-Through Rate on the Certificates will be a per annum rate equal to the least of (i) One-Month LIBOR plus the applicable certificate margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

Coupon Step-Up:

After the Optional Termination Date, if the right to terminate the Trust has not been exercised, the certificate margins on any then outstanding Certificates will increase in accordance with the following table:

Certificates	After Optional Termination Date
Senior Certificates	2.0x the Applicable Margin
Mezzanine and Subordinate Certificates	1.5x the Applicable Margin

Net WAC Cap:

For any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The per annum rate equal to the excess of (A) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12 over (B) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

If investor interest payments are limited by the Maximum Rate Cap, amounts in excess of such limitation will not be paid.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the Pass-Through Rate on any class of Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the Pass-Through Rate on the related class of Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, if applicable, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related Pass-Through Rate, without regard to the Net WAC Cap, will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied through the last day of the calendar month preceding such Distribution Date.  The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that such amounts paid do not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on simple interest loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider (if any)

3) Overcollateralization Amount

4) Subordination

Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, net of any Net Swap Payment made by the supplemental interest trust and the Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Senior Certificates and the monthly interest accrued on the Mezzanine and Subordinate Certificates, and (ii) the principal remittance amount.

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine, Subordinate and Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be used to pay principal on the Certificates until the Overcollateralization Target Amount is reached.

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” will be approximately 3.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount will be approximately 6.10% of the aggregate principal balance of the Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount in effect for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in January 2010 and

(y) the first Distribution Date on which the Senior Credit Enhancement Percentage  is greater than or equal to approximately 40.70%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans at the end of the related Due Period.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ day delinquency percentage exceeds 31.60% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the Distribution Date, as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage*
January 2009 ─ December 2009	1.30%
January 2010 ─ December 2010	3.25%
January 2011 ─ December 2011	5.10%
January 2012 ─ December 2012	6.55%
January 2013 and thereafter	7.35%

*The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range

Sequential Trigger Event:

A "Sequential Trigger Event" is in effect if (a) there are no Mezzanine, Subordinate or Class C Certificates outstanding, or (b) with respect to any Distribution Date prior to the Distribution Date in January 2009, the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries recovered since the Cut-Off Date through the last day of the related collection period) divided by the aggregate principal balance of the Mortgage Loans on the Cut-Off Date exceeds 1.30% or (c) with respect to any Distribution Date on or after the Distribution Date in January 2009, a Trigger Event is in effect.

Target Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Target Credit Support
Senior Certificates	20.35%	40.70%
M-1,M-2,M-3	(1)	24.20%
M-4	10.45%	20.90%
M-5	8.85%	17.70%
M-6	7.40%	14.80%
M-7	5.95%	11.90%
M-8	4.95%	9.90%
M-9	4.05%	8.10%

(1) The Class M-1, Class M-2 and Class M-3 Certificates will have Initial Credit Support of 16.85%, 13.90% and 12.10%, respectively.

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied first to the Subordinate Certificates and then in reverse sequential order to the Mezzanine Certificates.

Realized Losses will not be allocated to any of the Senior Certificates. Although losses are not allocated to the Senior Certificates, there may not be enough principal to retire such Certificates.  In this case, the Class A-1A Certificates will be senior to the Class A-1B Certificates in the event cash is available to pay principal to the Senior Certificates.

Available Funds:

With respect to any Distribution Date, will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer, the Securities Administrator, the Custodian, the Trust Oversight Manager and the Trustee in respect of expenses and indemnification as described in the Pooling Agreement and amounts reimbursable to the Swap Provider including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding such payments due to a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement):

1)

the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received by the related determination date, after deduction of the Servicing Fee, the Custodian Fee, the Trust Oversight Management Fee and the Securities Administrator Fee and any prepayment interest excess for such Distribution Date and any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates;

2)

unscheduled full and partial prepayments for such Mortgage Loans occurring during the related prepayment period (excluding prepayment premiums) and insurance proceeds, condemnation proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3)

payments from the Servicer in connection with advances and compensating interest for such Distribution Date.

Principal Paydown:

Principal allocable to the Group I Certificates will be distributed pro rata to the Class A-1A and Class A-1B Certificates on each Distribution Date on which a Sequential Trigger Event is not in effect until the certificate principal balance of each such class has been reduced to zero. On each Distribution Date on which a Sequential Trigger Event is in effect, principal allocable to the Group I Certificates will be distributed sequentially to the Class A-1A and then to the Class A-1B Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the Mezzanine and Subordinate Certificates and the O/C is equal to zero, distributions to the Group II Certificates shall be made concurrently to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata, based on their respective certificate principal balances.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of the principal will be paid to the Senior Certificates, as described above, based on the principal collected in the related loan group, provided, however, if the Senior Certificates have been retired, principal will be applied sequentially in the order of seniority, to the Mezzanine and Subordinate Certificates until retired.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, as follows:

a)

Principal allocated to the Senior Certificates will be distributed sequentially within each group of certificates, as described above, to each such class of certificates, until the Target Credit Support Percentage of each such class is reached.

b)

Principal allocable to the AA Mezzanine Certificates, in the aggregate, will be distributed sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, to each such class of certificates until their combined Target Credit Support Percentage is reached.

c)

Principal allocable to the remaining certificates (the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates), will be distributed sequentially, in that order, to each such class of certificates until the Target Credit Support Percentage of each such class is reached.

Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

From Available Funds:

Amounts in respect of interest on the Mortgage Loans in the related loan group, to pay interest on the related Senior Certificates, including any accrued unpaid interest from a prior Distribution Date (any remaining Available Funds from a loan group to pay any shortfalls and interest on the Senior Certificates in the unrelated group), and then from such amounts from both loan groups to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

Amounts in respect of principal on the Mortgage Loans in the related loan group, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above, and then from such amounts for both loan groups to pay principal on the Mezzanine and Subordinate Certificates, in accordance with the principal payment provisions described above.

From Excess Cashflow, if any:

a)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

b)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

c)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

d)

To the Net WAC Cap Carryover Reserve Account, if any, to pay the Net WAC Cap Carryover Amount on the Senior, Mezzanine and Subordinate Certificates in the same order of priority as described under “Net WAC Cap Carryover Reserve Account” below.

e)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any net prepayment interest shortfalls.

f)

To the Senior Certificates concurrently and then to the Mezzanine and Subordinate Certificates sequentially, any Relief Act Shortfalls.

g)

Certain reimbursements to the transaction parties.

h)

To the Swap Provider, any Swap Termination Payments to the extent not already paid.

i)

To the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Swap Agreement:

Under the swap agreement, on the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of $1,815,444,000 beginning on February 25, 2007. Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to 4.90% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

On each Distribution Date, Swap distributions will be made from the Swap Account supplemental interest trust as follows:

a)

To the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement.

b)

To the Swap Provider, any Swap Termination Payment owed to the Swap Provider (excluding such payments due to a Swap Provider Trigger Event (as defined in the Pooling and Servicing Agreement)).

c)

To the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

d)

To the Senior Certificates, pro rata, any unpaid interest, including any unpaid interest from prior Distribution Dates, and then sequentially, to the Mezzanine and Subordinate Certificates, any unpaid interest including any unpaid interest from prior Distribution Dates.

e)

Sequentially, to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

f)

To the Senior, Mezzanine and Subordinate Certificates, the Net WAC Cap Carryover Amount remaining unpaid, in the same order of priority as described under the “Net WAC Cap Carryover Reserve Account” below.

g)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any net prepayment interest shortfalls.

h)

To pay first the Senior Certificates, concurrently, and then the Mezzanine and Subordinate Certificates, sequentially, any Relief Act Shortfalls.

i)

To the holders of the Class C Certificates.

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Net WAC Cap Carryover Reserve Account, if any, will be used to reimburse any related unpaid Net WAC Cap Carryover Amounts, first, to the Senior Certificates, pro rata, based on their respective Net WAC Cap Carryover Amounts, and second, sequentially, to the Mezzanine and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts.

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
January 25, 2007	0.00	November 25, 2009	182,877,000.00
February 25, 2007	1,815,444,000.00	December 25, 2009	176,507,000.00
March 25, 2007	1,790,000,000.00	January 25, 2010	170,382,000.00
April 25, 2007	1,758,219,000.00	February 25, 2010	164,490,000.00
May 25, 2007	1,719,177,000.00	March 25, 2010	158,823,000.00
June 25, 2007	1,674,910,000.00	April 25, 2010	153,370,000.00
July 25, 2007	1,643,713,000.00	May 25, 2010	148,122,000.00
August 25, 2007	1,587,611,000.00	June 25, 2010	142,805,000.00
September 25, 2007	1,526,338,000.00	July 25, 2010	137,626,000.00
October 25, 2007	1,461,193,000.00	August 25, 2010	132,639,000.00
November 25, 2007	1,393,586,000.00	September 25, 2010	127,836,000.00
December 25, 2007	1,329,082,000.00	October 25, 2010	123,210,000.00
January 25, 2008	1,267,534,000.00	November 25, 2010	118,752,000.00
February 25, 2008	1,208,806,000.00	December 25, 2010	114,457,000.00
March 25, 2008	1,152,764,000.00	January 25, 2011	110,318,000.00
April 25, 2008	1,099,283,000.00	February 25, 2011	0.00
May 25, 2008	1,048,243,000.00
June 25, 2008	999,525,000.00
July 25, 2008	952,970,000.00
August 25, 2008	907,598,000.00
September 25, 2008	855,245,000.00
October 25, 2008	695,398,000.00
November 25, 2008	268,877,000.00
December 25, 2008	268,877,000.00
January 25, 2009	268,877,000.00
February 25, 2009	262,952,000.00
March 25, 2009	253,216,000.00
April 25, 2009	243,884,000.00
May 25, 2009	234,938,000.00
June 25, 2009	226,358,000.00
July 25, 2009	218,099,000.00
August 25, 2009	210,192,000.00
September 25, 2009	202,551,000.00
October 25, 2009	193,895,000.00

Net WAC Cap and Effective Rate Schedule(1)

Period	Payment Date	Net WAC Cap(%)(2)(3)	Effective Rate(%)(2)(4)	Period	Payment Date	Net WAC Cap (%)(2)(3)	Effective Rate(%)(2)(4)
1	January 25, 2007	6.50	6.50	44	August 25, 2010	10.93	14.58
2	February 25, 2007	7.54	22.13	45	September 25, 2010	10.92	14.55
3	March 25, 2007	8.35	22.38	46	October 25, 2010	11.32	14.88
4	April 25, 2007	7.54	21.96	47	November 25, 2010	11.16	14.74
5	May 25, 2007	7.80	21.93	48	December 25, 2010	11.52	15.03
6	June 25, 2007	7.55	21.68	49	January 25, 2011	11.13	14.66
7	July 25, 2007	7.80	21.78	50	February 25, 2011	11.12	11.12
8	August 25, 2007	7.55	21.49	51	March 25, 2011	12.29	12.29
9	September 25, 2007	7.55	21.27	52	April 25, 2011	11.09	11.09
10	October 25, 2007	7.80	21.14	53	May 25, 2011	11.46	11.46
11	November 25, 2007	7.56	20.76	54	June 25, 2011	11.07	11.07
12	December 25, 2007	7.81	20.62	55	July 25, 2011	11.43	11.43
13	January 25, 2008	7.56	20.25	56	August 25, 2011	11.04	11.04
14	February 25, 2008	7.56	20.01	57	September 25, 2011	11.03	11.03
15	March 25, 2008	8.09	20.02	58	October 25, 2011	11.39	11.39
16	April 25, 2008	7.57	19.52	59	November 25, 2011	11.21	11.21
17	May 25, 2008	7.83	19.42	60	December 25, 2011	11.57	11.57
18	June 25, 2008	7.58	19.06	61	January 25, 2012	11.18	11.18
19	July 25, 2008	7.83	18.97	62	February 25, 2012	11.16	11.16
20	August 25, 2008	7.59	18.60	63	March 25, 2012	11.91	11.91
21	September 25, 2008	7.60	18.30	64	April 25, 2012	11.13	11.13
22	October 25, 2008	8.18	17.22	65	May 25, 2012	11.54	11.54
23	November 25, 2008	9.37	13.08	66	June 25, 2012	11.15	11.15
24	December 25, 2008	9.68	13.53	67	July 25, 2012	11.50	11.50
25	January 25, 2009	9.36	13.44	68	August 25, 2012	11.11	11.11
26	February 25, 2009	9.36	13.52	69	September 25, 2012	11.09	11.09
27	March 25, 2009	10.36	14.36	70	October 25, 2012	11.45	11.45
28	April 25, 2009	9.45	13.56	71	November 25, 2012	11.10	11.10
29	May 25, 2009	10.24	14.29	72	December 25, 2012	11.45	11.45
30	June 25, 2009	9.91	13.97	73	January 25, 2013	11.06	11.06
31	July 25, 2009	10.23	14.22	74	February 25, 2013	11.05	11.05
32	August 25, 2009	9.90	13.91	75	March 25, 2013	12.21	12.21
33	September 25, 2009	9.89	13.88	76	April 25, 2013	11.01	11.01
34	October 25, 2009	10.33	14.22	77	May 25, 2013	11.39	11.39
35	November 25, 2009	10.48	14.30	78	June 25, 2013	11.01	11.01
36	December 25, 2009	10.82	14.59	79	July 25, 2013	11.35	11.35
37	January 25, 2010	10.46	14.25	80	August 25, 2013	10.97	10.97
38	February 25, 2010	10.45	14.22
39	March 25, 2010	11.56	15.19
40	April 25, 2010	10.53	14.27
41	May 25, 2010	11.33	15.02
42	June 25, 2010	10.95	14.66
43	July 25, 2010	11.31	14.94

(1) Assumes a swap strike rate of 4.90%

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(3) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%; the Net WAC Cap reflects only net amounts paid to the Swap Counterparty, if any.

(4) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii)  the weighted average Net Mortgage Rate of the mortgage loans plus (B) the swap payment owed to the trust, if any, minus the swap payment owed to the swap counterparty, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-2
WAL (yrs)	19.25	1.63	1.00	0.74	0.61
Principal Window (months)	1 - 324	1 - 36	1 - 21	1 - 15	1 - 12
# of months of principal payment	324	36	21	15	12
Class A-3
WAL (yrs)	28.64	3.83	2.00	1.50	1.15
Principal Window (months)	324 - 358	36 - 59	21 - 28	15 - 21	12 - 16
# of months of principal payment	35	24	8	7	5
Class A-4
WAL (yrs)	29.85	6.90	3.00	1.90	1.54
Principal Window (months)	358 - 358	59 - 113	28 - 54	21 - 25	16 - 21
# of months of principal payment	1	55	27	5	6
Class A-5
WAL (yrs)	29.85	12.54	6.03	2.39	1.90
Principal Window (months)	358 - 358	113 - 166	54 - 80	25 - 34	21 - 25
# of months of principal payment	1	54	27	10	5

Prepayment Speed Sensitivity Table (To Call, Cont’d)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL (yrs)	29.79	5.80	3.64	3.91	2.65
Principal Window (months)	352 - 358	52 - 91	41 - 46	34 - 49	25 - 35
# of months of principal payment	7	40	6	16	11
Class M-2
WAL (yrs)	29.85	9.99	4.82	4.10	2.93
Principal Window (months)	358 - 358	91 - 160	46 - 77	49 - 49	35 - 35
# of months of principal payment	1	70	32	1	1
Class M-3
WAL (yrs)	29.85	13.83	6.67	4.10	2.93
Principal Window (months)	358 - 358	160 - 166	77 - 80	49 - 49	35 - 35
# of months of principal payment	1	7	4	1	1
Class M-4
WAL (yrs)	29.82	9.05	4.62	3.97	2.88
Principal Window (months)	352 - 358	52 - 166	40 - 80	45 - 49	33 - 35
# of months of principal payment	7	115	41	5	3
Class M-5
WAL (yrs)	29.82	9.05	4.60	3.78	2.75
Principal Window (months)	352 - 358	52 - 166	39 - 80	43 - 49	31 - 35
# of months of principal payment	7	115	42	7	5
Class M-6
WAL (yrs)	29.82	9.05	4.58	3.64	2.65
Principal Window (months)	352 - 358	52 - 166	39 - 80	41 - 49	30 - 35
# of months of principal payment	7	115	42	9	6
Class M-7
WAL (yrs)	29.82	9.05	4.57	3.54	2.57
Principal Window (months)	352 - 358	52 - 166	38 - 80	39 - 49	29 - 35
# of months of principal payment	7	115	43	11	7
Class M-8
WAL (yrs)	29.82	9.05	4.55	3.47	2.52
Principal Window (months)	352 - 358	52 - 166	38 - 80	38 - 49	28 - 35
# of months of principal payment	7	115	43	12	8
Class M-9
WAL (yrs)	29.82	9.05	4.55	3.42	2.49
Principal Window (months)	352 - 358	52 - 166	38 - 80	37 - 49	28 - 35
# of months of principal payment	7	115	43	13	8

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-2
WAL (yrs)	19.25	1.63	1.00	0.74	0.61
Principal Window (months)	1 - 324	1 - 36	1 - 21	1 - 15	1 - 12
# of months of principal payment	324	36	21	15	12
Class A-3
WAL (yrs)	28.64	3.83	2.00	1.50	1.15
Principal Window (months)	324 - 358	36 - 59	21 - 28	15 - 21	12 - 16
# of months of principal payment	35	24	8	7	5
Class A-4
WAL (yrs)	29.85	6.90	3.00	1.90	1.54
Principal Window (months)	358 - 358	59 - 113	28 - 54	21 - 25	16 - 21
# of months of principal payment	1	55	27	5	6
Class A-5
WAL (yrs)	29.85	14.79	7.32	2.39	1.90
Principal Window (months)	358 - 358	113 - 332	54 - 189	25 - 34	21 - 25
# of months of principal payment	1	220	136	10	5

Prepayment Speed Sensitivity Table (To Maturity, cont’d)

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL (yrs)	29.79	5.80	3.64	4.25	2.84
Principal Window (months)	352 - 358	52 - 91	41 - 46	34 - 60	25 - 42
# of months of principal payment	7	40	6	27	18
Class M-2
WAL (yrs)	29.85	9.99	4.82	5.84	4.08
Principal Window (months)	358 - 358	91 - 160	46 - 77	60 - 84	42 - 59
# of months of principal payment	1	70	32	25	18
Class M-3
WAL (yrs)	29.85	18.14	9.13	8.46	5.94
Principal Window (months)	358 - 358	160 - 301	77 - 162	84 - 129	59 - 92
# of months of principal payment	1	142	86	46	34
Class M-4
WAL (yrs)	29.82	9.92	5.11	4.28	3.09
Principal Window (months)	352 - 358	52 - 271	40 - 141	45 - 88	33 - 62
# of months of principal payment	7	220	102	44	30
Class M-5
WAL (yrs)	29.82	9.88	5.07	4.08	2.94
Principal Window (months)	352 - 358	52 - 262	39 - 135	43 - 84	31 - 59
# of months of principal payment	7	211	97	42	29
Class M-6
WAL (yrs)	29.82	9.83	5.01	3.92	2.83
Principal Window (months)	352 - 358	52 - 252	39 - 128	41 - 80	30 - 56
# of months of principal payment	7	201	90	40	27
Class M-7
WAL (yrs)	29.82	9.76	4.96	3.79	2.73
Principal Window (months)	352 - 358	52 - 240	38 - 121	39 - 75	29 - 52
# of months of principal payment	7	189	84	37	24
Class M-8
WAL (yrs)	29.82	9.66	4.89	3.68	2.65
Principal Window (months)	352 - 358	52 - 225	38 - 113	38 - 70	28 - 48
# of months of principal payment	7	174	76	33	21
Class M-9
WAL (yrs)	29.82	9.55	4.82	3.59	2.60
Principal Window (months)	352 - 358	52 - 213	38 - 105	37 - 65	28 - 45
# of months of principal payment	7	162	68	29	18

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD one Month LIBOR (%)	FWD six Month LIBOR (%)
1	NA	NA	5.350	5.300	48	4.75	4.89	4.815	4.867
2	2.83	2.83	5.326	5.233	49	4.61	4.76	4.816	4.869
3	2.86	2.86	5.303	5.155	50	4.46	4.74	4.816	4.872
4	2.83	2.83	5.224	5.069	51	4.99	5.22	4.818	4.876
5	2.84	2.84	5.149	4.986	52	4.44	4.73	4.820	4.882
6	2.82	2.83	5.102	4.900	53	4.61	4.89	4.823	4.889
7	2.83	2.85	4.959	4.820	54	4.43	4.72	4.828	4.897
8	2.81	2.84	4.864	4.765	55	4.60	4.87	4.834	4.907
9	2.81	2.85	4.800	4.728	56	4.42	4.70	4.841	4.918
10	2.82	2.87	4.733	4.704	57	4.41	4.68	4.850	4.930
11	2.80	2.87	4.648	4.695	58	4.59	4.84	4.860	4.943
12	2.82	2.90	4.630	4.704	59	4.60	4.88	4.872	4.957
13	2.78	2.88	4.634	4.721	60	4.77	5.03	4.886	4.970
14	2.78	2.88	4.644	4.740	61	4.58	4.84	4.900	4.982
15	2.84	2.95	4.660	4.761	62	4.58	4.82	4.914	4.993
16	2.77	2.89	4.681	4.782	63	4.93	5.13	4.927	5.002
17	2.80	2.93	4.704	4.799	64	4.56	4.79	4.939	5.009
18	2.76	2.89	4.728	4.812	65	4.77	5.00	4.949	5.015
19	2.80	2.93	4.749	4.817	66	4.58	4.82	4.957	5.019
20	2.75	2.89	4.767	4.814	67	4.75	4.97	4.964	5.021
21	2.75	2.90	4.779	4.802	68	4.56	4.79	4.968	5.020
22	3.09	3.27	4.783	4.783	69	4.56	4.78	4.971	5.019
23	4.30	4.66	4.777	4.759	70	4.73	4.94	4.972	5.015
24	4.44	4.79	4.759	4.733	71	4.55	4.77	4.971	5.012
25	4.32	4.69	4.729	4.706	72	4.72	4.94	4.967	5.008
26	4.32	4.71	4.698	4.681	73	4.54	4.77	4.962	5.005
27	4.71	5.07	4.669	4.661	74	4.53	4.76	4.957	5.002
28	4.37	4.75	4.643	4.644	75	5.06	5.26	4.953	5.002
29	4.83	4.94	4.620	4.633	76	4.51	4.76	4.950	5.002
30	4.70	4.84	4.601	4.627	77	4.68	4.91	4.949	5.004
31	4.83	4.96	4.586	4.627	78	4.50	4.74	4.948	5.007
32	4.70	4.86	4.576	4.634	79	4.67	4.90	4.949	5.012
33	4.70	4.86	4.573	4.647	80	4.48	4.72	4.952	5.018
34	4.85	4.99	4.575	4.665
35	4.76	4.94	4.585	4.686
36	4.89	5.04	4.603	4.710
37	4.76	4.91	4.627	4.734
38	4.62	4.77	4.653	4.757
39	5.05	5.14	4.678	4.779
40	4.65	4.79	4.701	4.799
41	4.79	4.95	4.724	4.816
42	4.65	4.82	4.745	4.831
43	4.78	4.92	4.764	4.843
44	4.64	4.78	4.780	4.852
45	4.64	4.77	4.794	4.858
46	4.77	4.89	4.804	4.862
47	4.62	4.78	4.812	4.865

(1)     Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Custodian Fee, Securities Administrator Fee, and Trust Oversight Manager Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 12.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-1	43.7	20.2	28.9	21.4	21.5	22.1
M-2	34.8	17.9	23.7	18.9	18.0	19.6
M-3	30.2	16.4	20.9	17.4	16.0	18.0
M-4	26.3	15.1	18.6	16.0	14.3	16.5
M-5	23.0	13.9	16.4	14.6	12.8	15.2
M-6	20.1	12.7	14.5	13.4	11.4	13.9
M-7	17.4	11.5	12.7	12.1	10.0	12.5
M-8	15.7	10.6	11.5	11.2	9.1	11.6
M-9	14.1	9.8	10.4	10.3	8.3	10.7

Assumptions:

(1)

Pricing Prepayment Assumption, does not include defaults

(2)

Forward Index Rates

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

The Clean-up Call is not exercised

(6)

Triggers fail for every Distribution Date

(7)

‘Break’ is first dollar of realized principal loss

(8)

4.90% Swap strike rate

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination/	Brian Bernard	(212) 834-5139	Andy Cherna	(212) 834-4154
Structuring:	Paul White	(212) 834-5440	Randall Outlaw	(212) 834-4154
	Alex Wiener	(212) 834-5435	Melissa Traylor	(212) 834-4154
	Vikas Garg	(212) 834-9593
	Alissa Smith	(212) 834-5432
	Shilla Kim-Parker	(212) 834-5006
Asset-Backed Trading
			Peter Basso	(212) 834-3720
			Maria Lopes	(212) 834-3720
			Vikas Sarna	(212) 834-3720
			Nick Sykes	(212) 834-3720
Home Equity	Matt Cherwin	(212) 834-2050
Trading:	Robert Miller	(212) 834-2428
	Raj Kothari	(212) 834-3339
	Kevin Lynn	(212) 834-2394
	Osmin Rivera	(212) 834-2151
	Ben Morganstein	(212) 834-2050

Rating Agency Contacts

Standard & Poor’s
Rani Manasseh	212-438-1130

Moody’s
Amita Shrivastava	201-915-8730

Fitch
Randi Greenberg	212-908-0717

Please Direct All Questions to the Syndicate Desk (x4-4154) Andy Cherna Randall Outlaw Melissa Traylor